[EATON VANCE    Investing
LOGO APPEARS    for the                                       EDUCATION
HERE]           21st                                          [PHOTO OF WALL
                Century                                       APPEARS HERE]


       Annual Report July 31, 1997



                                  EATON VANCE
                                                                         ARIZONA
                                  MUNICIPALS
 [PHOTO OF HIGHWAY                                                      COLORADO
  APPEARS HERE]                      TRUST
                                                                     CONNECTICUT

                                                                        MICHIGAN
                                  TRADITIONAL
                                                                       MINNESOTA
                     GLOBAL MANAGEMENT-GLOBAL DISTRIBUTION
                                                                      NEW JERSEY

                                                                    PENNSYLVANIA

             [PHOTO OF BRIDGE                                              TEXAS
              APPEARS HERE]

EV Traditional Municipals Funds as of July 31, 1997

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER APPEARS HERE]
Thomas J. Fetter,
President

The municipal bond market has continued to respond favorably in 1997 to an economic climate characterized by moderate growth and low inflation. First quarter GDP rose 4.9%, while the second quarter logged growth of 3.6%, according to preliminary estimates. Meanwhile, inflation has remained in the 2-to-3% range. While the Federal Reserve elected to raise short-term rates slightly in March, it has since maintained a generally stable interest rate policy in response to a benign inflation outlook. Not surprisingly, municipal bonds have turned in solid returns, with the Lehman Brothers Municipal Bond Index* -an unmanaged index of municipal bonds-rising 10.3% during the year ended July 31, 1997.

The municipal bond market has been characterized by heavy issuance and strong investor demand.

According to Standard & Poor's, nearly $227 billion in municipal securities were brought to market in 1996, a 14% increase from the prior year. Thus far in 1997, municipal issuance has kept up that pace. Issuers have redeemed older bonds with relatively high coupons and replaced them with new bonds bearing lower coupons. This municipal refunding activity has been sparked in part by the strong market rally of recent months that has seen yields for 30-year AAA-rated general obligations decline to the 5.2% level at July 31, according to Bloomberg Financial. At that level, municipal yields represent 80.9% of 30-year Treasury yields, making them an attractive option for investors.

Amid Washington's newly found fiscal responsibility, the outlook for municipal bonds appears bright.

We believe the long-term outlook for municipal bonds has improved in the past year for several reasons. First, with Congress and the Clinton Administration having reached agreement on a

Municipal bonds yield 81% of Treasury yields

[BAR CHART APPEARS HERE]

30-Year AAA-rated
General Obligation (GO) Bonds*          5.20%

Taxable equivalent yield
in 36% tax bracket                      8.13%

30-Year Treasury bond                   6.43%

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund's yield. Statistics as of July 31, 1997.

Past performance is not indicative of future results.
Source: Bloomberg, L.P.


plan to balance the budget by 2002, the budgetary nightmare that has long plagued the nation may soon be history. A balanced budget would sharply reduce the government's borrowing needs, leading to lower interest rates and channeling investments into more productive areas of the economy. Second, even after recent capital gains tax cut proposals, the marginal tax rates of many taxpayers remain high. For those taxpayers, municipal bonds may still be the best vehicle for tax relief. And finally, a balanced investment portfolio features a mix of equities, bonds, and cash. We believe, that following three years of stock market outperformance, investors should consider reallocating a portion of their portfolios to bonds in order to maintain a prudent asset allocation. For these reasons, we believe that the municipal market will continue to attract investments from tax-conscious investors. Eaton Vance will continue its leadership role in seeking high, tax-free income for investors.

                                            Sincerely,

                                            /s/ Thomas J. Fetter

                                            Thomas J. Fetter,
                                            President
                                            September 9, 1997



*It is not possible to invest directly in the Index.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Traditional Arizona Municipals Fund as of July 31, 1997

INVESTMENT UPDATE


[PHOTO OF CYNTHIA J. CLEMSON APPEARS HERE]
Cynthia J. Clemson,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 . Economic growth in Arizona has been revised upward in recent months, as growth has exceeded most estimates. Revised figures show that the state ranked third in the nation in job creation in 1996, posting an increase of 100,000 non-agricultural jobs, for a 5.6% employment growth rate.

 . Tourism is an increasingly important segment of the Arizona economy. For example, Tucson alone hosted 2.5 million visitors last year, according to the Tucson Convention and Visitors Bureau. The economic impact has been staggering, with 36,500 jobs directly or indirectly tied to the city's tourism industry.

 . Not surprisingly, Arizona's population growth has mirrored its strong economy, rising by 133,000 in 1996. After the resident population neared full employment in the early stages of the recovery, word of labor shortages reached other regions of the country, encouraging an influx of new job seekers.

Management Update
--------------------------------------------------------------------------------

 . During the past year, we have emphasized increasing the yield of the Fund. We found good value in the multi-family housing sector, where issuance increased by around 30%. We also found some opportunities among non-rated, continuing life-care facilities.

 . Amid volatile trading, we used market selloffs as an opportunity to sell prerefunded bonds - those prerefunded to an earlier call date - in favor of bonds with better upside performance characteristics.

 . As is characteristic of the Arizona market, supply was steady but limited during the past year. New issuance was concentrated in school district bonds, which tend to have shorter maturities than we generally prefer for the Portfolio. Health care issuance was up sharply, however, providing some compelling opportunities.

The Fund
--------------------------------------------------------------------------------

 . During the year ended July 31, 1997, the Fund had a total return of 10.7%./1/
  This return resulted from an increase in net asset value per share to $10.09 on July 31, 1997 from $9.61 on July 31, 1996, and the reinvestment of $0.514 per share in tax-free income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.09 per share, the Fund's distribution rate on July 31, 1997 was 5.10%. The Fund's
  SEC yield at July 31 was 4.47%./3/

 . To equal 5.10% in a taxable investment, a couple in the 39.58% combined federal and state tax bracket would need a yield of 8.44%.

Your Investment at Work
--------------------------------------------------------------------------------
  Yuma, AZ Industrial Development Authority             [GRAPHIC APPEARS HERE]
  Yuma Regional Medical Center Revenue Bonds

 . This revenue bond financed the building and renovation of several Yuma
  Regional Medical Center facilities as well as the maintenance of additional administrative offices.

 . With its 5.5% coupon, the bond increased the Fund's potential for capital appreciation. In addition, the bond provides 10 years of call protection, contributing to our continuing emphasis on good call characteristics.

 . Given the recent flood of health care issuance, the Yuma issue stood out for its coupon, high quality, and good underlying structure.

--------------------------------------------------------------------------------

/1/ This return does not include the Fund's maximum 3.75% initial sales charge. /2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect a maximum 3.75% sales charge. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
/*/ Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 12/13/93. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the Index.

--------------------------------------------------------------------------------

Fund Information
as of July 31, 1997

Performance/4/
------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
One Year                                                     10.7%
Life of Fund                                                  5.4

SEC Average Annual Total Returns (including maximum sales charge)
------------------------------------------------------------------
One Year                                                      6.6%
Life of Fund                                                  4.3

--------------------------------------------------------------------------------
Comparison of Change in Value of a $10,000             From December 31, 1993,
Investment in the Fund vs. the Lehman Brothers         through July 31, 1997
Municipal Bond Index*

                           [LINE GRAPH APPEARS HERE]

                                         EV Traditional
                Lehman Brothers             Arizona             Fund, including
                   Municipal            Municipal Fund,             maximum
  DATE             Bond Index          of net asset value         sales charge
--------------------------------------------------------------------------------
12/31/93            $10,000                 $10,000                 $ 9,625
 1/31/94            $10,114                 $10,099                 $ 9,721
 2/28/94            $ 9,852                 $ 9,898                 $ 9,527
 3/31/94            $ 9,451                 $ 9,401                 $ 9,048
 4/30/94            $ 9,531                 $ 9,442                 $ 9,088
 5/31/94            $ 9,614                 $ 9,515                 $ 9,158
 6/30/94            $ 9,558                 $ 9,442                 $ 9,089
 7/31/94            $ 9,730                 $ 9,658                 $ 9,296
 8/31/94            $ 9,764                 $ 9,680                 $ 9,317
 9/30/94            $ 9,621                 $ 9,485                 $ 9,129
10/31/94            $ 9,450                 $ 9,196                 $ 8,852
11/30/94            $ 9,279                 $ 8,935                 $ 8,600
12/31/94            $ 9,483                 $ 9,224                 $ 8,879
 1/31/95            $ 9,754                 $ 9,602                 $ 9,242
 2/28/95            $10,038                 $ 9,968                 $ 9,594
 3/31/95            $10,153                 $10,057                 $ 9,680
 4/30/95            $10,165                 $10,066                 $ 9,689
 5/31/95            $10,490                 $10,391                 $10,002
 6/30/95            $10,398                 $10,216                 $ 9,833
 7/31/95            $10,496                 $10,279                 $ 9,894
 8/31/95            $10,630                 $10,394                 $10,004
 9/30/95            $10,697                 $10,445                 $10,054
10/31/95            $10,852                 $10,628                 $10,229
11/30/95            $11,032                 $10,875                 $10,468
12/31/95            $11,138                 $11,014                 $10,601
 1/31/96            $11,223                 $11,077                 $10,662
 2/28/96            $11,147                 $10,957                 $10,547
 3/31/96            $11,004                 $10,773                 $10,369
 4/30/96            $10,973                 $10,719                 $10,318
 5/31/96            $10,969                 $10,701                 $10,300
 6/30/96            $11,088                 $10,816                 $10,411
 7/31/96            $11,189                 $10,922                 $10,513
 8/31/96            $11,186                 $10,926                 $10,517
 9/30/96            $11,343                 $11,100                 $10,684
10/31/96            $11,471                 $11,196                 $10,776
11/30/96            $11,681                 $11,382                 $10,956
12/31/96            $11,632                 $11,340                 $10,916
 1/31/97            $11,654                 $11,368                 $10,942
 2/28/97            $11,761                 $11,496                 $11,065
 3/31/97            $11,604                 $11,348                 $10,923
 4/30/97            $11,701                 $11,468                 $11,039
 5/31/97            $11,877                 $11,638                 $11,202
 6/30/97            $12,004                 $11,748                 $11,308
 7/31/97            $12,336                 $12,086                 $11,634

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Federal income tax information on distributions. For Federal income tax purposes, 98.62% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Colorado Municipals Fund as of July 31, 1997

INVESTMENT UPDATE


[PHOTO OF WILLIAM AHERN APPEARS HERE]

William Ahern,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Colorado's economy has reflected the strength at the national level, with the state's unemployment rate, which has hovered near the 4% level for three years, expected to fall to the 3.7% by year-end. In 1997, the state is expected to create 65,000 new jobs, according to the Office of Planning and Budget.

 . Colorado's population growth, fueled in recent years by a large migration from other states, has slowed from a peak of 3% in 1993 to a 2% growth rate last year, for a net gain of 73,000 residents. Slower population growth is attributed to an economic rebound in the Pacific coast states.

 . Reflecting the strong economy, Colorado state fund revenues increased more than 8% in fiscal year 1997. The jump in revenues was most pronounced in personal income tax receipts, which rose an impressive 11%.

Management Update
--------------------------------------------------------------------------------
 . In a market increasingly dominated by insured issues, we have sought opportunities to add higher-yielding bonds to the Portfolio. Colorado housing issues provided some especially attractive opportunities among non-rated bonds.

 . We have pursued a "barbell" approach with respect to coupon structure. By adding to our zero-coupon bond holdings, we have increased the Fund's potential for capital appreciation and improved the balance with our high-yielding bond holdings.

 . Call protection remained an important structural concern for the Portfolio. As issuers have redeemed bonds with lower coupon paper, the need to maintain good call protection has become even more acute.

The Fund
--------------------------------------------------------------------------------
 . During the year ended July 31, 1997, the Fund had a total return of 11.7%./1/
  This return resulted from an increase in net asset value per share to $9.92 on July 31, 1997 from $9.37 on July 31, 1996, and the reinvestment of $0.514 per share in tax-free income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $9.92 per share, the Fund's distribution rate on July 31, 1997 was 5.19%. The Fund's SEC yield at July 31 was 4.82%./3/

 . To equal 5.19% in a taxable investment, a couple in the 39.20% combined federal and state tax bracket would need a yield of 8.54%.

Your Investment at Work
--------------------------------------------------------------------------------
  Colorado Health Facilities Authority Parkview Episcopal Medical Center, Inc.

                                                          [GRAPHIC APPEARS HERE]

 . The proceeds from this bond issue were used to construct and equip certain facilities of the 305-bed Medical Center, as well as to refund an earlier bond issue of the Center.

 . Because quality spreads in the Colorado market have become especially narrow, we sought opportunities among lower-rated, investment grade hospital bonds like this 6.125% coupon, Baa1-rated (Moody's) issue.

 . The Parkview bond was consistent with our recent relative value approach and helped us improve the Portfolio's structure by adding to call protection.
--------------------------------------------------------------------------------
/1/ This return does not include the Fund's maximum 3.75% initial sales charge. /2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect maximum 3.75% sales charge. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
/*/ Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 12/10/93. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the Index.
--------------------------------------------------------------------------------
Fund Information
as of July 31, 1997

Performance/4/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                  11.7%
Life of Fund                                                               5.1

SEC Average Annual Total Returns (including maximum sales charge)
--------------------------------------------------------------------------------
One Year                                                                   7.5%
Life of Fund                                                               4.0


                           [LINE GRAPH APPEARS HERE]

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Fund Index*
                                   From December 31, 1993, through July 31, 1997

            EV Traditional Colorado
              Municipals Fund, at       Fund, including       Lehman Brothers
  Date          net asset value       maximum sales charge  Municipal Bond Index
--------------------------------------------------------------------------------
12/31/93            $10,000                  $9,626               $10,000
 1/31/94            $10,104                  $9,726               $10,114
 2/28/94             $9,773                  $9,408                $9,852
 3/31/94             $9,197                  $8,853                $9,451
 4/30/94             $9,250                  $8,905                $9,531
 5/31/94             $9,355                  $9,005                $9,614
 6/30/94             $9,223                  $8,878                $9,558
 7/31/94             $9,440                  $9,087                $9,730
 8/31/94             $9,464                  $9,110                $9,764
 9/30/94             $9,271                  $8,924                $9,621
10/31/94             $9,036                  $8,698                $9,450
11/30/94             $8,818                  $8,488                $9,279
12/31/94             $9,076                  $8,737                $9,483
 1/31/95             $9,434                  $9,081                $9,754
 2/28/95             $9,790                  $9,424               $10,038
 3/31/95             $9,847                  $9,479               $10,153
 4/30/95             $9,836                  $9,468               $10,165
 5/31/95            $10,119                  $9,740               $10,490
 6/30/95             $9,943                  $9,572               $10,398
 7/31/95             $9,996                  $9,622               $10,496
 8/31/95            $10,122                  $9,743               $10,630
 9/30/95            $10,163                  $9,783               $10,697
10/31/95            $10,390                 $10,001               $10,852
11/30/95            $10,616                 $10,219               $11,032
12/31/95            $10,734                 $10,332               $11,138
 1/31/96            $10,775                 $10,372               $11,223
 2/28/96            $10,688                 $10,289               $11,147
 3/31/96            $10,514                 $10,121               $11,004
 4/30/96            $10,494                 $10,102               $10,973
 5/31/96            $10,510                 $10,117               $10,969
 6/30/96            $10,602                 $10,206               $11,088
 7/31/96            $10,686                 $10,286               $11,189
 8/31/96            $10,667                 $10,269               $11,186
 9/30/96            $10,819                 $10,414               $11,343
10/31/96            $10,927                 $10,518               $11,471
11/30/96            $11,114                 $10,699               $11,681
12/31/96            $11,095                 $10,680               $11,632
 1/31/97            $11,135                 $10,718               $11,654
 2/28/97            $11,239                 $10,819               $11,761
 3/31/97            $11,126                 $10,710               $11,604
 4/30/97            $11,212                 $10,792               $11,701
 5/31/97            $11,371                 $10,945               $11,877
 6/30/97            $11,588                 $11,155               $12,004
 7/31/97            $11,940                 $11,494               $12,336

--------------------------------------------------------------------------------
    Federal income tax information on distributions. For Federal income tax purposes, 99.41% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Connecticut Municipals Fund as of July 31, 1997

INVESTMENT UPDATE

[PHOTO OF NICOLE ANDERES APPEARS HERE]
Nicole Anderes,
Portfolio Manager

The Economy

 . Connecticut's recovery from the 1989-92 recession continued in 1997, although the state continued to lag national trends. Most of the state's employment gains have come in the business services area, including finance, software and internet services, as well as health services. Retail and construction have also been good job providers.

 . Connecticut's labor force has grown by more than 1% in the past year, but at a slower pace than the nation as a whole. The state's unemployment rate was well below last year's levels. It has generally remained higher than the national rate throughout the expansion.

 . At mid-year, state tax receipts were roughly 5% higher than the same period last year. Personal income tax and sales tax revenues each showed significant growth over 1996. Corporate tax receipts, in contrast, were more than 9% below last year's levels.

Management Update
--------------------------------------------------------------------------------

 . Reflecting a bond market characterized by choppy, interim fluctuations, the Portfolio remained neutrally positioned for much of the past fiscal year and featured relatively little trading activity.

 . The Portfolio was able to use our extensive research resources to identify opportunities to add yield for our shareholders as well as to avoid deteriorating situations before they were recognized in the market.

 . Insured bonds now constitute nearly half of all new municipal issuance, making it more difficult to find good buying opportunities. We believe that insurers will not be able to maintain their recent level of market penetration indefinitely and that more interesting values will eventually emerge.

The Fund
--------------------------------------------------------------------------------

 . During the year ended July 31, 1997, the Fund had a total return of 10.1%./1/
  This return resulted from an increase in net asset value per share to $10.64 on July 31, 1997 from $10.20 on July 31, 1996, and the reinvestment of $0.555 per share in tax-free income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.64 per share, the Fund's distribution rate on July 31, 1997 was 5.17%. The Fund's
  SEC yield at July 31 was 4.63%./3/

 . To equal 5.17% in a taxable investment, a couple in the 38.88% combined federal and state tax bracket would need a yield of 8.46%.


Your Investment at Work
--------------------------------------------------------------------------------

  Connecticut Health and Educational                    [GRAPHIC APPEARS HERE]
  Facilities Authority - Choate Rosemary Hall

 . This bond issue financed the renovation of student and faculty residences as well as the maintenance of other administrative facilities at this well-regarded college preparatory school founded in 1890.

 . With its 5% coupon, the bond provided the Fund with added upside potential while also improving the Fund's call protection. Concurrently, we sold other 5% coupon issues with less attractive call characteristics.

 . The bond was a high-quality addition to the Portfolio. In addition to representing a respected issuer, the bond is insured by MBIA, a major municipal bond insurer. /4/

--------------------------------------------------------------------------------

/1/This return does not include the Fund's maximum 3.75% initial sales charge.

/2/A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.

/3/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.

/4/Private insurance does not decrease the risk of loss of principal associated with this investment.

/5/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect maximum 3.75% sales charge. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

/*/Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on
   4/19/94. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the Index.

--------------------------------------------------------------------------------

Fund Information
as of July 31, 1997

Performance/5/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
-----------------------------------------------------------------
One Year                                                    10.1%
Life of Fund                                                 7.8

SEC Average Annual Total Returns (including maximum sales charge)
-----------------------------------------------------------------
One Year                                                     5.9%
Life of Fund                                                 6.5


--------------------------------------------------------------------------------
Comparison of Change in Value of a $10,000        From April 30, 1994, through
Investment in the Fund vs. the Lehman             July 31, 1997
Brothers Municipal Bond Index(R)

                           [LINE GRAPH APPEARS HERE]


                                       EV Traditional              Fund,
               Lehman Brothers          Connecticut              Including
               Municipal Bond         Municipals Fund,            maximum
  Date              Index            at net asset value         sales charge
------------------------------------------------------------------------------
 4/30/94           $10,000                $10,000                 $ 9,625
 5/31/94           $10,087                $10,138                 $ 9,757
 6/30/94           $10,028                $10,034                 $ 9,658
 7/31/94           $10,209                $10,255                 $ 9,871
 8/31/94           $10,244                $10,275                 $ 9,889
 9/30/94           $10,094                $10,139                 $ 9,759
10/31/94           $ 9,915                $ 9,861                 $ 9,491
11/30/94           $ 9,735                $ 9,518                 $ 9,161
12/31/94           $ 9,949                $ 9,807                 $ 9,439
 1/31/95           $10,234                $10,170                 $ 9,789
 2/28/95           $10,532                $10,509                 $10,115
 3/31/95           $10,653                $10,603                 $10,205
 4/30/95           $10,665                $10,621                 $10,223
 5/31/95           $11,005                $10,906                 $10,497
 6/30/95           $10,909                $10,775                 $10,371
 7/31/95           $11,012                $10,860                 $10,453
 8/31/95           $11,152                $11,020                 $10,607
 9/30/95           $11,223                $11,114                 $10,698
10/31/95           $11,386                $11,276                 $10,853
11/30/95           $11,575                $11,502                 $11,071
12/31/95           $11,686                $11,600                 $11,165
 1/31/96           $11,774                $11,653                 $11,216
 2/28/96           $11,695                $11,538                 $11,105
 3/31/96           $11,545                $11,370                 $10,943
 4/30/96           $11,513                $11,366                 $10,940
 5/31/96           $11,508                $11,387                 $10,960
 6/30/96           $11,634                $11,507                 $11,075
 7/31/96           $11,739                $11,606                 $11,171
 8/31/96           $11,736                $11,614                 $11,179
 9/30/96           $11,900                $11,770                 $11,328
10/31/96           $12,035                $11,893                 $11,447
11/30/96           $12,255                $12,061                 $11,609
12/31/96           $12,204                $12,023                 $11,573
 1/31/97           $12,227                $12,021                 $11,570
 2/28/97           $12,339                $12,153                 $11,697
 3/31/97           $12,174                $12,043                 $11,592
 4/30/97           $12,276                $12,132                 $11,677
 5/31/97           $12,461                $12,282                 $11,821
 6/30/97           $12,594                $12,419                 $11,953
 7/31/97           $12,943                $12,774                 $12,295

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 99.66% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Michigan Municipals Fund as of July 31, 1997

INVESTMENT UPDATE


[PHOTO OF TIMOTHY T. BROWSE APPEARS HERE]
Timothy T. Browse,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Michigan's economy rose in concert with the national trends, with employment reaching new record highs. Once again, the service, trade and construction sectors led the way in job creation. Meanwhile, Big Three auto makers, a critical source of manufacturing employment, enjoyed strong sales of pickup trucks and sport utility vehicles.

 . Detroit continued its success story, boosted by the strong auto sector and sharp rise in commercial construction. The city's job growth rate for the year was a robust 2.3%, well above national levels. Reflecting that growth, the city's residential property values have risen 13% in the past year alone.

 . The state remains in sound fiscal health. With its Budget Stabilization Fund at more than 7% of general revenues, the state has a good measure of financial flexibility. Through sound management and an improving economic picture, Michigan continues to merit a Aa-rating from Moody's.

Management Update
--------------------------------------------------------------------------------
 . While maintaining a fully-invested posture and a fairly long duration, we made adjustments to the Portfolio to compensate for market volatility, including using bond futures as a hedge against a market downturn.

 . Amid very large issuance, local school district bonds underperformed during the period. As a result, we shifted our focus to the hospital sector, which offered attractive opportunities to add yield to the Portfolio.

 . We added to the Portfolio's non-rated and lower-rated investment-grade bonds.
  Eaton Vance's research depth gives us an advantage in that sector of the market. We also found value in alternative minimum tax bonds, which typically carry higher yields.

The Fund
--------------------------------------------------------------------------------
 . During the year ended July 31, 1997, the Fund had a total return of 9.1%./1/
  This return resulted from an increase in net asset value per share to $9.75 on July 31, 1997 from $9.41 on July 31, 1996, and the reinvestment of $0.495 per share in tax-free income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $9.75 per share, the Fund's distribution rate on July 31, 1997 was 5.09%. The Fund's SEC yield at July 31 was 3.53%./3/

 . To equal 5.09% in a taxable investment, a couple in the 40.02% combined federal and state tax bracket would need a yield of 8.49%.

Your Investment at Work
--------------------------------------------------------------------------------
  Pittsfield MI Economic Development Corp.                           [ART
  Arbor Hospice                                                    APPEARS HERE]

 . These bonds were issued to finance the purchase and construction costs of Arbor Hospice, a facility near Ann Arbor dedicated to the continuing care of critically ill patients.

 . The Arbor Hospice bond is a good example of a municipal bond investment used to fund a novel solution to a major health care challenge.

 . This bond is representative of the Portfolio's efforts, in a market increasingly dominated by local school district bonds, to find opportunities in smaller, non-rated health care issues.
--------------------------------------------------------------------------------
/1/ This return does not include the Fund's maximum 3.75% initial sales charge.

/2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.

/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.

/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect maximum 3.75% sales charge. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 12/7/93. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the Index.
--------------------------------------------------------------------------------
Fund Information
as of July 31, 1997

Performance/4/
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                9.1%
Life of Fund                                                            4.4

SEC Average Annual Total Returns (including maximum sales charge)
--------------------------------------------------------------------------------
One Year                                                                5.0%
Life of Fund                                                            3.3


                           [LINE GRAPH APPEARS HERE]

                  EV TRADITIONAL              FUND,
               MICHIGAN MUNICIPALS          INCLUDING          LEHMAN BROTHERS
                      FUND,                  MAXIMUM              MUNICIPAL
DATE           OF NET ASSET VALUE          SALES CHARGE          BOND INDEX
--------------------------------------------------------------------------------
12/31/93           $10,000                    $9,626               $10,000
 1/31/94            10,117                     9,738                10,114
 2/28/94             9,815                     9,448                 9,852
 3/31/94             9,287                     8,940                 9,451
 4/30/94             9,339                     8,990                 9,531
 5/31/94             9,401                     9,050                 9,614
 6/30/94             9,299                     8,951                 9,558
 7/31/94             9,483                     9,128                 9,730
 8/31/94             9,505                     9,149                 9,764
 9/30/94             9,351                     9,001                 9,621
10/31/94             9,104                     8,763                 9,450
11/30/94             8,874                     8,542                 9,279
12/31/94             9,120                     8,779                 9,483
 1/31/95             9,444                     9,090                 9,754
 2/28/95             9,745                     9,380                10,038
 3/31/95             9,832                     9,464                10,153
 4/30/95             9,830                     9,462                10,165
 5/31/95            10,111                     9,732                10,490
 6/30/95             9,945                     9,572                10,398
 7/31/95            10,006                     9,632                10,496
 8/31/95            10,130                     9,751                10,630
 9/30/95            10,191                     9,809                10,697
10/31/95            10,382                     9,994                10,852
11/30/95            10,617                    10,220                11,032
12/31/95            10,755                    10,352                11,138
 1/31/96            10,827                    10,422                11,223
 2/28/96            10,694                    10,294                11,147
 3/31/96            10,519                    10,125                11,004
 4/30/96            10,486                    10,094                10,973
 5/31/96            10,477                    10,085                10,969
 6/30/96            10,590                    10,194                11,088
 7/31/96            10,683                    10,283                11,189
 8/31/96            10,663                    10,264                11,186
 9/30/96            10,823                    10,418                11,343
10/31/96            10,917                    10,508                11,471
11/30/96            11,113                    10,697                11,681
12/31/96            11,058                    10,644                11,632
 1/31/97            11,037                    10,624                11,654
 2/28/97            11,152                    10,734                11,761
 3/31/97            11,002                    10,590                11,604
 4/30/97            11,109                    10,693                11,701
 5/31/97            11,288                    10,866                11,877
 6/30/97            11,396                    10,969                12,004
 7/31/97            11,660                    11,224                12,336

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 99.11% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Minnesota Municipals Fund as of July 31, 1997

INVESTMENT UPDATE


[PHOTO OF ROBERT B. MACINTOSH APPEARS HERE]
Robert B. MacIntosh,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Minnesota benefited from its broad economic diversity as manufacturing, services, and natural resources posted strong employment growth. Iron and oil production facilities have been running at high capacity, while forest products companies have also fared well. Computer and software makers have paced the manufacturing segment.

 . Minnesota's construction employment in the first half of 1997 was 4% above the same period in 1996, the result of strong building activity in the public, commercial and residential sectors.

 . Due to its strong economy and sound financial condition, Minnesota general obligations have been upgraded to Aaa/AAA by Moody's and Standard & Poor's, two major rating agencies.

Management Update
--------------------------------------------------------------------------------
 . The Portfolio featured relatively few changes during the period, focusing on structural adjustments. We added to the Portfolio's zero coupon holdings in order to improve the Fund's upside potential.

 . Elsewhere on the structural front, call protection remained an important consideration. As interest rates have declined, more bonds have been redeemed by issuers. We have upgraded the Fund's call protection to avoid these untimely redemptions as well as to increase the Fund's capital appreciation potential.

 . Issuance in the Minnesota market was characteristically quiet, dominated by school districts. We were able to find good value in some college and university issues. These were generally smaller, research-driven situations. While many of these bonds were non-rated, they nonetheless met our strict investment criteria.

The Fund
--------------------------------------------------------------------------------
 . During the year ended July 31, 1997, the Fund had a total return of 9.7%./1/
  This return resulted from an increase in net asset value per share to $9.77 on July 31, 1997 from $9.40 on July 31, 1996, and the reinvestment of $0.514 per share in tax-free income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $9.77 per share, the Fund's distribution rate on July 31, 1997 was 5.27%. The Fund's SEC yield at July 31 was 4.72%./3/

 . To equal 5.27% in a taxable investment, a couple in the 41.44% combined federal and state tax bracket would need a yield of 9.00%.

Your Investment at Work
--------------------------------------------------------------------------------
  Minnesota State Higher Education
  Facilities Authority - University of St. Thomas

                                                          [GRAPHIC APPEARS HERE]

 . These revenue bonds were issued to finance upgrades on the University's St.
  Paul and Minneapolis campuses, including a new telecommunications system, increased heating capacity, and an expanded physical plant headquarters.

 . The college and university sector of the Minnesota market offered good value.
  With a 5.4% coupon, the St. Thomas bond represents good upside potential if interest rates were to decline.

 . As part of our ongoing efforts to improve the Portfolio's call protection, the bond features a 10-year call, a strong positive given the decline in rates.

--------------------------------------------------------------------------------
/1/ This return does not include the Fund's maximum 3.75% initial sales charge. /2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect maximum 3.75% sales charge. Past performance is not indicative of future results. The value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
/*/ Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 12/9/93. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the Index.

--------------------------------------------------------------------------------
Fund Information
as of July 31, 1997

Performance/4/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                   9.7%
Life of Fund                                                               4.6

SEC Average Annual Total Returns (including maximum sales charge)
--------------------------------------------------------------------------------
One Year                                                                   5.6%
Life of Fund                                                               3.5

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*

From December 31, 1993, through July 31, 1997

                           [LINE GRAPH APPEARS HERE]


                                  EV Traditional Minnesota
             Lehman Brothers         Municipals Fund,         Fund, including
  Date     Municipal Bond Index     at net asset value      maximum sales charge
--------------------------------------------------------------------------------
12/31/93         $10,000                  $10,000                   $9,627
 1/31/94         $10,114                  $10,095                   $9,718
 2/28/94          $9,852                   $9,875                   $9,506
 3/31/94          $9,451                   $9,401                   $9,050
 4/30/94          $9,531                   $9,424                   $9,072
 5/31/94          $9,614                   $9,528                   $9,173
 6/30/94          $9,558                   $9,448                   $9,095
 7/31/94          $9,730                   $9,613                   $9,254
 8/31/94          $9,764                   $9,637                   $9,277
 9/30/94          $9,621                   $9,464                   $9,111
10/31/94          $9,450                   $9,209                   $8,865
11/30/94          $9,279                   $8,919                   $8,586
12/31/94          $9,483                   $9,208                   $8,864
 1/31/95          $9,754                   $9,501                   $9,146
 2/28/95         $10,038                   $9,824                   $9,458
 3/31/95         $10,153                   $9,934                   $9,564
 4/30/95         $10,165                   $9,913                   $9,543
 5/31/95         $10,490                  $10,162                   $9,783
 6/30/95         $10,398                   $9,988                   $9,615
 7/31/95         $10,496                  $10,040                   $9,665
 8/31/95         $10,630                  $10,176                   $9,796
 9/30/95         $10,697                  $10,228                   $9,846
10/31/95         $10,852                  $10,399                  $10,011
11/30/95         $11,032                  $10,603                  $10,208
12/31/95         $11,138                  $10,753                  $10,352
 1/31/96         $11,223                  $10,761                  $10,360
 2/28/96         $11,147                  $10,675                  $10,276
 3/31/96         $11,004                  $10,456                  $10,066
 4/30/96         $10,973                  $10,481                  $10,090
 5/31/96         $10,969                  $10,508                  $10,116
 6/30/96         $11,088                  $10,589                  $10,194
 7/31/96         $11,189                  $10,684                  $10,285
 8/31/96         $11,186                  $10,631                  $10,234
 9/30/96         $11,343                  $10,782                  $10,380
10/31/96         $11,471                  $10,878                  $10,472
11/30/96         $11,681                  $11,053                  $10,641
12/31/96         $11,632                  $11,000                  $10,589
 1/31/97         $11,654                  $11,027                  $10,616
 2/28/97         $11,761                  $11,143                  $10,728
 3/31/97         $11,604                  $10,995                  $10,585
 4/30/97         $11,701                  $11,104                  $10,690
 5/31/97         $11,877                  $11,251                  $10,831
 6/30/97         $12,004                  $11,360                  $10,936
 7/31/97         $12,336                  $11,723                  $11,286

Federal income tax information on distributions. For Federal income tax purposes, 99.34% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1997 is designated as an exempt-interest dividend.

EV Traditional New Jersey Municipals Fund as of July 31, 1997

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH APPEARS HERE]
Robert B. MacIntosh,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------
New Jersey's unemployment rate was 5.5% in July, up slightly from the recent low of 5.2% in April. The rise was generally attributed to an increased labor force. Even with the slight increase, the jobless picture has improved significantly in the past year. The rate stood at 6.1% a year ago.

 . New Jersey ranked second among all states in terms of per capita income in 1996, according to the Commerce Department. The state's per capita income of $31,053 was 28% higher than the national average and represented a 4.1% increase from the previous year.

 . Trade and services continued to pace job creation in New Jersey, with health and recreation services especially robust. The construction sector was also very strong, paced by new home sales running 20% above last year's levels.

Management Update
--------------------------------------------------------------------------------
 . We added to the Fund's zero coupon holdings as part of an effort to reduce the Fund's average coupon and improve the Fund's upside potential. Zero coupons helped balance the Fund's higher coupons and should improve performance in a varying range of interest rate scenarios.

 . In a continued generic market, we increased our efforts to find undervalued, non-rated bonds that can improve the Fund's yield. The growing life-care sector has presented an increasing number of opportunities.

 . Amid increased supply, we found some good opportunities among lower-rated, investment-grade hospitals, where yield spreads remained fairly attractive. Issues such as Cooper Health System and Holy Name Hospital offered especially good value.

The Fund
--------------------------------------------------------------------------------
 . During the year ended July 31, 1997, the Fund had a total return of 10.9%./1/
  This return resulted from an increase in net asset value per share to $10.53 on July 31, 1997 from $10.05 on July 31, 1996, and the reinvestment of $0.582 per share in tax-free income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.53 per share, the Fund's distribution rate on July 31, 1997 was 5.51%. The Fund's
  SEC yield at July 31 was 4.76%./3/

 . To equal 5.51% in a taxable investment, a couple in the 40.08% combined federal and state tax bracket would need a yield of 9.20%.

Your Investment at Work
--------------------------------------------------------------------------------
  New Jersey Economic Development Auth.            [GRAPHIC APPEARS HERE]
  St. Barnabas Medical Center

 . The bonds funded the purchase and renovation of two buildings in the St.
  Barnabas Medical Center, a 620-bed, acute care teaching hospital in Livingston.

 . As part of recent structural changes, we lowered the average coupon to improve the Fund's upside potential. This zero-coupon bond helped to balance some of the Fund's older, higher-coupon issues.

 . As a non-callable bond, the St. Barnabas issue aided our efforts to lengthen the Fund's call protection during a period of increased redemption activity.
--------------------------------------------------------------------------------
/1/ This return does not include the Fund's maximum 3.75% initial sales charge.

/2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.

/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.

/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect maximum 3.75% sales charge. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

/*/ Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 4/13/94. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the Index.
--------------------------------------------------------------------------------
Fund Information
as of July 31, 1997

Performance/4/
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
One Year                                                                   10.9%
Life of Fund                                                                7.7

SEC Average Annual Total Returns (including maximum sales charge)
--------------------------------------------------------------------------------
One Year                                                                    6.8%
Life of Fund                                                                6.5

Comparison of Change in Value of a $10,000                 From April 30, 1994,
Investment in the Fund vs. the Lehman Brothers             through July 31, 1997
Municipal Bond Index

                           [LINE GRAPH APPEARS HERE]

            EV Traditional New Jersey     Fund, Including     Lehman Brothers
             Municipals Fund, at           maximum sales       Municipal Bond
  Date         net asset value                charge               Index
  ----         ---------------                ------               -----
 4/30/94           $10,000                    $9,622             $10,000
 5/31/94           $10,110                    $9,728             $10,087
 6/30/94           $10,017                    $9,639             $10,028
 7/31/94           $10,180                    $9,796             $10,209
 8/31/94           $10,262                    $9,875             $10,244
 9/30/94           $10,137                    $9,755             $10,094
10/31/94            $9,920                    $9,546              $9,915
11/30/94            $9,659                    $9,294              $9,735
12/31/94            $9,941                    $9,566              $9,949
 1/31/95           $10,267                    $9,879             $10,234
 2/28/95           $10,536                   $10,139             $10,532
 3/31/95           $10,621                   $10,220             $10,653
 4/30/95           $10,641                   $10,239             $10,665
 5/31/95           $10,920                   $10,508             $11,005
 6/30/95           $10,800                   $10,392             $10,909
 7/31/95           $10,854                   $10,444             $11,012
 8/31/95           $10,985                   $10,570             $11,152
 9/30/95           $11,059                   $10,642             $11,223
10/31/95           $11,257                   $10,832             $11,386
11/30/95           $11,454                   $11,022             $11,575
12/31/95           $11,576                   $11,139             $11,686
 1/31/96           $11,665                   $11,225             $11,774
 2/28/96           $11,516                   $11,082             $11,695
 3/31/96           $11,415                   $10,984             $11,545
 4/30/96           $11,402                   $10,971             $11,513
 5/31/96           $11,402                   $10,971             $11,508
 6/30/96           $11,502                   $11,068             $11,634
 7/31/96           $11,582                   $11,145             $11,739
 8/31/96           $11,616                   $11,178             $11,736
 9/30/96           $11,787                   $11,342             $11,900
10/31/96           $11,892                   $11,443             $12,035
11/30/96           $12,076                   $11,620             $12,255
12/31/96           $12,029                   $11,575             $12,204
 1/31/97           $12,052                   $11,597             $12,227
 2/28/97           $12,141                   $11,683             $12,339
 3/31/97           $12,057                   $11,601             $12,174
 4/30/97           $12,174                   $11,714             $12,276
 5/31/97           $12,329                   $11,864             $12,461
 6/30/97           $12,447                   $11,977             $12,594
 7/31/97           $12,847                   $12,362             $12,943

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 99.69% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Pennsylvania Municipals Fund as of July 31, 1997

INVESTMENT UPDATE


[PHOTO OF TIMOTHY T. BROWSE APPEARS HERE]

Timothy T. Browse,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . The Pennsylvania economy generated further momentum during the past year as job creation showed continuing signs of improvement, rising by 2%. The commonwealth's 5.2% unemployment rate, while still hovering slightly above the national rate, was significantly lower than a year earlier.

 . The service sector was responsible for seven of every eight new jobs in Pennsylvania. According to the Pennsylvania Department of Labor and Industry, more than 60,000 new service jobs were created in the past year, led by business services and health care. Retail and finance were also large job providers.

 . Pennsylvania's manufacturers have seen expanding business, especially building products makers, due to a busier construction schedule. The tourism industry, meanwhile, boosted by a strong economy and favorable weather, has enjoyed a banner year, as vacationers have visited historic sites in record numbers.

Management Update
--------------------------------------------------------------------------------
 . In this volatile period, the Portfolio gained a measure of stability from its older, higher-coupon holdings. Due to their attractive coupons and shorter calls, the bonds have shorter durations and exhibit less price volatility.

 . The Portfolio maintained its fairly large exposure to Philadelphia hospitals.
  Although the field is very competitive, we were able to add yield to the Fund with BBB rated hospital bonds.

 . We took advantage of occasional market sell-offs to add discount issues, which added duration, positive convexity, and interest rate sensitivity to the Fund. Finally, we have continued to improve the Fund's call protection, selling bonds with shorter calls in favor of those with better call characteristics.

The Fund
--------------------------------------------------------------------------------
 . During the year ended July 31, 1997, the Fund had a total return of 10.5%./1/
  This return resulted from an increase in net asset value per share to $10.55 on July 31, 1997 from $10.11 on July 31, 1996, and the reinvestment of $0.584 per share in tax-free income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.55 per share, the Fund's distribution rate on July 31, 1997 was 5.55%. The Fund's
  SEC yield at July 31 was 4.68%./3/

 . To equal 5.55% in a taxable investment, a couple in the 42.40% combined federal, state and personal property tax bracket would need a yield of 9.64%.

Your Investment at Work
--------------------------------------------------------------------------------

                                                          [GRAPHIC APPEARS HERE]

  Allegheny County PA Hospital Development Authority - St. Francis Medical Center Project

 . These bonds were issued for a 1000-bed, acute care teaching hospital in Pittsburgh. In addition to its teaching hospital, St. Francis is a major provider of specialty health services in the area.

 . Projects financed by this issue include the building, renovating and equipping of the Center's surgical and intensive care facilities.

 . With its 5.75% coupon and A rating, the bond was an attractive purchase for the Portfolio.

--------------------------------------------------------------------------------
/1/ This return does not include the Fund's maximum 3.75% initial sales charge.

/2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.

/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.

/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect 3.75% sales charge. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 * Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 6/1/94. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the Index.

--------------------------------------------------------------------------------
Fund Information
as of July 31, 1997

Performance/4/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                  10.5%
Life of Fund                                                               7.8


SEC Average Annual Total Returns (including maximum sales charge)
--------------------------------------------------------------------------------
One Year                                                                   6.4%
Life of Fund                                                               6.5


Comparison of Change in Value of a $10,000 Investment in     From June 30, 1994,
the Fund vs. the Lehman Brothers Municipal Bond Index*     through July 31, 1997



                           [LINE GRAPH APPEARS HERE]



              EV Traditional        Fund, including  Lehman Brothers
          Pennsylvania Municipals    maximum sales   Municipal Bond
  Date    Fund, of net asset value      charge           Index
  ----    ------------------------      ------           -----
 6/30/94         $10,000                $9,621         $10,000
 7/31/94         $10,191                $9,806         $10,180
 8/31/94         $10,211                $9,825         $10,216
 9/30/94         $10,067                $9,686         $10,066
10/31/94          $9,851                $9,478          $9,887
11/30/94          $9,541                $9,179          $9,708
12/31/94          $9,758                $9,388          $9,922
 1/31/95         $10,059                $9,678         $10,206
 2/28/95         $10,336                $9,944         $10,502
 3/31/95         $10,462               $10,065         $10,623
 4/30/95         $10,460               $10,064         $10,636
 5/31/95         $10,799               $10,390         $10,975
 6/30/95         $10,679               $10,275         $10,879
 7/31/95         $10,743               $10,337         $10,982
 8/31/95         $10,872               $10,460         $11,121
 9/30/95         $10,957               $10,542         $11,192
10/31/95         $11,141               $10,719         $11,354
11/30/95         $11,368               $10,938         $11,543
12/31/95         $11,489               $11,054         $11,654
 1/31/96         $11,565               $11,127         $11,742
 2/28/96         $11,495               $11,060         $11,662
 3/31/96         $11,339               $10,909         $11,513
 4/30/96         $11,325               $10,896         $11,481
 5/31/96         $11,325               $11,896         $11,476
 6/30/96         $11,413               $10,980         $11,602
 7/31/96         $11,526               $11,089         $11,707
 8/31/96         $11,559               $11,122         $11,704
 9/30/96         $11,717               $11,274         $11,867
10/31/96         $11,809               $11,362         $12,002
11/30/96         $11,992               $11,537         $12,221
12/31/96         $11,991               $11,537         $12,170
 1/31/97         $12,014               $11,559         $12,193
 2/28/97         $12,114               $11,655         $12,305
 3/31/97         $11,995               $11,541         $12,141
 4/30/97         $12,111               $11,653         $12,242
 5/31/97         $12,290               $11,824         $12,427
 6/30/97         $12,431               $11,960         $12,559
 7/31/97         $12,731               $12,249         $12,907

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 99.62% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Texas Municipals Fund as of July 31, 1997

INVESTMENT UPDATE

[PHOTO OF
NICOLE ANDERES
APPEARS HERE]

Nicole Anderes,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . The Texas economy continued to prosper in 1997, with the state's employment growth rate of 3% exceeding the nation's 2.2% growth rate. While unemployment
  - at 5.4% in July - remained slightly above the national rate, it was much improved over the same period a year ago.

 . Of the 1.5 million jobs added in Texas over the past five years, more than half were found in five sectors: business services, local government, health services, food services, and construction, according to the Texas Office of the Comptroller.

 . Despite weak oil pricing, the Texas energy service and supply sectors have improved dramatically following years of industry consolidation. The Baker-Hughes Texas rig count recently totalled 340, up from 270 a year earlier.

Management Update
--------------------------------------------------------------------------------
 . The bond market, characterized by high volatility, lacked clear direction through much of the year. Accordingly, trading activity was relatively quiet during the period, with the Portfolio maintaining a neutral position with respect to interest rates.

 . In a choppy market, we were able to draw upon the resources of Eaton Vance's municipal research department to find opportunities to add yield for our shareholders (See Texoma Medical Center at right) as well as to avoid several deteriorating situations before they were recognized in the market.

 . With insured bonds increasingly dominating new issuance, it has become more challenging to find good buying opportunities. It's likely that more opportunities will emerge if the insurers are unable to maintain their current high market share.

The Fund
--------------------------------------------------------------------------------
 . During the year ended July 31, 1997, the Fund had a total return of 10.6%./1/
  This return resulted from an increase in net asset value per share to $9.77 on July 31, 1997 from $9.32 on July 31, 1996, and the reinvestment of $0.504 per share in tax-free income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $9.77 per share, the Fund's distribution rate on July 31, 1997 was 5.17%. The Fund's SEC yield at July 31 was 4.59%./3/

 . To equal 5.17% in a taxable investment, a couple in the 36% federal tax bracket would need a yield of 8.08%.

Your Investment at Work
--------------------------------------------------------------------------------
  Denison, TX Hospital Authority
  Texoma Medical Center, Inc. Project
                                                          [GRAPHIC APPEARS HERE]

 . Proceeds of this issue were used to finance capital improvements and equipment purchases for Texoma Medical Center, which operates acute care and tertiary care facilities in Denison, as well as to refund earlier issues of the Authority.

 . Texoma enjoys a dominant market share in its area and is winning more managed care contracts. The Center has improved its profitability in the past year.

 . This bond, recently upgraded to BBB+ by S&P, represents the efforts of the
  Portfolio to add value through lower-rated bonds that may have further upgrade potential.
--------------------------------------------------------------------------------
/1/ This return does not include the Fund's maximum 3.75% initial sales charge. /2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect 3.75% sales charge. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
 * Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 12/8/93. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the Index.
--------------------------------------------------------------------------------
Fund Information
as of July 31, 1997

Performance/4/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                  10.6%
Life of Fund                                                               4.8

SEC Average Annual Total Returns (including maximum sales charge)
--------------------------------------------------------------------------------
One Year                                                                   6.5%
Life of Fund                                                               3.7


                           [LINE GRAPH APPEARS HERE]

Comparison of Change in Value of a $10,000 Investment in the Fund vs. Lehman Brothers Municipal Bond Index*
                                   From December 31, 1993, through July 31, 1997

            EV Traditional Texas      Fund, Including     Lehman Brothers
             Municipals Fund, at       maximum sales       Municipal Bond
  Date         net asset value            charge               Index
  ----         ---------------            ------               -----
12/31/93           $10,000                $9,625             $10,000
 1/31/94           $10,141                $9,760             $10,114
 2/28/94            $9,822                $9,453              $9,852
 3/31/94            $9,275                $8,927              $9,451
 4/30/94            $9,321                $8,971              $9,531
 5/31/94            $9,418                $9,064              $9,614
 6/30/94            $9,328                $8,978              $9,558
 7/31/94            $9,549                $9,190              $9,730
 8/31/94            $9,585                $9,226              $9,764
 9/30/94            $9,403                $9,050              $9,621
10/31/94            $9,138                $8,795              $9,450
11/30/94            $8,847                $8,515              $9,279
12/31/94            $9,141                $8,798              $9,483
 1/31/95            $9,482                $9,126              $9,754
 2/28/95            $9,811                $9,443             $10,038
 3/31/95            $9,893                $9,521             $10,153
 4/30/95            $9,873                $9,502             $10,165
 5/31/95           $10,171                $9,789             $10,490
 6/30/95            $9,996                $9,621             $10,398
 7/31/95           $10,041                $9,664             $10,496
 8/31/95           $10,159                $9,777             $10,630
 9/30/95           $10,212                $9,829             $10,697
10/31/95           $10,387                $9,997             $10,852
11/30/95           $10,594               $10,197             $11,032
12/31/95           $10,703               $10,301             $11,138
 1/31/96           $10,768               $10,364             $11,223
 2/28/96           $10,657               $10,257             $11,147
 3/31/96           $10,536               $10,141             $11,004
 4/30/96           $10,527               $10,132             $10,973
 5/31/96           $10,553               $10,157             $10,969
 6/30/96           $10,645               $10,246             $11,088
 7/31/96           $10,729               $10,326             $11,189
 8/31/96           $10,755               $10,351             $11,186
 9/30/96           $10,884               $10,475             $11,343
10/31/96           $10,968               $10,557             $11,471
11/30/96           $11,110               $10,693             $11,681
12/31/96           $11,113               $10,696             $11,632
 1/31/97           $11,152               $10,733             $11,654
 2/28/97           $11,257               $10,834             $11,761
 3/31/97           $11,165               $10,746             $11,604
 4/30/97           $11,251               $10,828             $11,701
 5/31/97           $11,398               $10,970             $11,877
 6/30/97           $11,532               $11,099             $12,004
 7/31/97           $11,862               $11,417             $12,336

--------------------------------------------------------------------------------
    Federal income tax information on distributions. For Federal income tax purposes, 99.82% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of July 31, 1997

                                                   Traditional         Traditional         Traditional           Traditional
                                                  Arizona Fund        Colorado Fund     Connecticut Fund        Michigan Fund
-----------------------------------------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
   Identified cost                                $ 1,759,372          $ 1,534,736          $ 2,589,690          $ 1,029,442
   Unrealized appreciation                            105,967              154,386              148,370              105,076
-----------------------------------------------------------------------------------------------------------------------------
Total investment, at value (Note 1A)              $ 1,865,339          $ 1,689,122          $ 2,738,060          $ 1,134,518
-----------------------------------------------------------------------------------------------------------------------------
Receivable from Administrator (Note 4)            $    15,422          $    16,306          $    18,361          $    14,153
Receivable for Fund shares sold                            --                   96                   --                   --
Deferred organization expenses (Note 1D)                2,829                2,366                3,551                2,965
-----------------------------------------------------------------------------------------------------------------------------
Total assets                                      $ 1,883,590          $ 1,707,890          $ 2,759,972          $ 1,151,636
-----------------------------------------------------------------------------------------------------------------------------

Liabilities
-----------------------------------------------------------------------------------------------------------------------------
Distributions payable                             $     3,655          $     3,083          $     8,815          $     3,578
Payable for Fund shares redeemed                           --               25,120                   --                  749
Accrued expenses                                        6,149                6,692                4,842                5,970
-----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                 $     9,804          $    34,895          $    13,657          $    10,297
-----------------------------------------------------------------------------------------------------------------------------
Net Assets                                        $ 1,873,786          $ 1,672,995          $ 2,746,315          $ 1,141,339
-----------------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
-----------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                   $ 1,877,329          $ 1,663,598          $ 2,600,209          $ 1,329,576
Accumulated net realized gain (loss) from
   portfolio (computed on the basis of
   identified cost)                                  (109,440)            (149,541)               2,560             (298,839)
Accumulated undistributed (distributions
   in excess of) net investment income                    (70)               4,552               (4,824)               5,526
Net unrealized appreciation of investments
   (computed on the basis of
   identified cost)                                   105,967              154,386              148,370              105,076
-----------------------------------------------------------------------------------------------------------------------------
Total                                             $ 1,873,786          $ 1,672,995          $ 2,746,315          $ 1,141,339
-----------------------------------------------------------------------------------------------------------------------------

Shares of Beneficial Interest Outstanding
-----------------------------------------------------------------------------------------------------------------------------
                                                      185,763              168,584              258,003              117,072
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption
Price Per Share
-----------------------------------------------------------------------------------------------------------------------------
(Net assets / shares of beneficial
   interest outstanding)                          $     10.09          $      9.92          $     10.64          $      9.75
-----------------------------------------------------------------------------------------------------------------------------

Computation of Offering Price
-----------------------------------------------------------------------------------------------------------------------------
Offering price per share (100 / 96.25)            $     10.48          $     10.31          $     11.05          $     10.13
-----------------------------------------------------------------------------------------------------------------------------
On sales of $50,000 or more, the offering price is reduced.

                       See notes to financial statements

EV Traditional Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities

As of July 31, 1997


                                              Traditional     Traditional       Traditional        Traditional
                                             Minnesota Fund  New Jersey Fund  Pennsylvania Fund    Texas Fund
----------------------------------------------------------------------------------------------------------------
Assets
----------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
   Identified cost                            $ 2,404,924     $ 5,583,582        $ 4,860,427       $   320,027
   Unrealized appreciation                        208,144         282,362            214,513            12,509
----------------------------------------------------------------------------------------------------------------
Total investment, at value (Note 1A)          $ 2,613,068     $ 5,865,944        $ 5,074,940       $   332,536
----------------------------------------------------------------------------------------------------------------
Receivable from the Administrator (Note 4)    $    18,678     $    18,607        $     8,375       $    17,321
Receivable for Fund shares sold                        --          79,238             42,209             9,626
Deferred organization expenses (Note 1D)            3,642           2,911                 --             3,096
----------------------------------------------------------------------------------------------------------------
Total assets                                  $ 2,635,388     $ 5,966,700        $ 5,125,524       $   362,579
----------------------------------------------------------------------------------------------------------------

Liabilities
----------------------------------------------------------------------------------------------------------------
Distributions payable                         $     5,726     $    15,050        $     9,759       $       858
Payable for Fund shares redeemed                   86,737              --              5,791             3,944
Accrued expenses                                    6,753           6,550              5,697             5,140
----------------------------------------------------------------------------------------------------------------
Total liabilities                             $    99,216     $    21,600        $    21,247       $     9,942
----------------------------------------------------------------------------------------------------------------
Net Assets                                    $ 2,536,172     $ 5,945,100        $ 5,104,277       $   352,637
----------------------------------------------------------------------------------------------------------------

Sources of Net Assets
----------------------------------------------------------------------------------------------------------------
Paid-in capital                               $ 2,592,589     $ 5,698,593        $ 4,892,679       $   419,242
Accumulated net realized loss from
   portfolio (computed on the basis of
   identified cost)                              (274,987)        (30,202)            (4,082)          (77,968)
Accumulated undistributed (distributions in
   excess of) net investment income                10,426          (5,653)             1,167            (1,146)
Net unrealized appreciation of investments
   (computed on the basis of
   identified cost)                               208,144         282,362            214,513            12,509
----------------------------------------------------------------------------------------------------------------
Total                                         $ 2,536,172     $ 5,945,100        $ 5,104,277       $   352,637
----------------------------------------------------------------------------------------------------------------

Shares of Beneficial Interest Outstanding
----------------------------------------------------------------------------------------------------------------
                                                  259,560         564,820            483,677            36,091
----------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption
Price Per Share
----------------------------------------------------------------------------------------------------------------
(Net assets / shares of beneficial interest
   outstanding)                               $      9.77     $     10.53        $     10.55       $      9.77
----------------------------------------------------------------------------------------------------------------

Computation of Offering Price Per Share
----------------------------------------------------------------------------------------------------------------
Offering price per share (100 / 96.25)        $     10.15     $     10.94        $     10.96       $     10.15
----------------------------------------------------------------------------------------------------------------
On sales of $50,000 or more, the offering price is reduced.

                       See notes to financial statements

EV Traditional Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended July 31, 1997

                                                        Traditional           Traditional          Traditional         Traditional
                                                        Arizona Fund         Colorado Fund       Connecticut Fund     Michigan Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
------------------------------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                  $ 105,892            $ 134,862            $ 137,273           $  79,777
Expenses allocated from Portfolio                            (8,507)              (8,066)             (11,950)             (6,736)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                      $  97,385            $ 126,796            $ 125,323           $  73,041
------------------------------------------------------------------------------------------------------------------------------------


Expenses
------------------------------------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 4)                 $      --            $      --            $     131           $      --
Transfer and dividend disbursing agent fees                     801                3,980                1,543                 674
Service fees (Note 5)                                         2,278                2,494                1,272               2,364
Legal and accounting services                                 6,869                8,906                8,422               7,311
Printing and postage                                          3,744                4,338                4,497               3,644
Custodian fee (Note 1E)                                       3,299                3,198                2,508               3,287
Amortization of organization expenses (Note 1D)               2,062                1,763                2,110               2,190
Registration fees                                               379                   --                   --               1,286
Miscellaneous                                                 2,687                  293                   --               2,707
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                            $  22,119            $  24,972            $  20,483           $  23,463
------------------------------------------------------------------------------------------------------------------------------------
Deduct --
    Allocation of expenses to the Administrator (Note 4)  $  15,422            $  16,306            $  18,361           $  14,153
------------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                  $  15,422            $  16,306            $  18,361           $  14,153
------------------------------------------------------------------------------------------------------------------------------------

Net expenses                                              $   6,697            $   8,666            $   2,122           $   9,310
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                     $  90,688            $ 118,130            $ 123,201           $  63,731
------------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)       $  35,649            $  29,665            $  12,722           $  31,159
    Financial futures contracts                             (14,015)             (19,424)              (8,799)            (17,669)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions              $  21,634            $  10,241            $   3,923           $  13,490
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investment transactions                               $  69,037            $ 113,578            $ 109,737           $  42,723
    Financial futures contracts                              (5,298)              (6,440)              (6,633)             (3,641)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
    investments                                           $  63,739            $ 107,138            $ 103,104           $  39,082
------------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments           $  85,373            $ 117,379            $ 107,027           $  52,572
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                $ 176,061            $ 235,509            $ 230,228           $ 116,303
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended July 31, 1997

                                                          Traditional   Traditional   Traditional   Traditional
                                                           Minnesota    New Jersey   Pennsylvania     Texas
                                                              Fund         Fund          Fund          Fund
--------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
--------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                   $ 121,198    $ 297,606    $ 251,823    $  20,712
Expenses allocated from Portfolio                             (8,546)     (24,369)     (19,636)      (1,164)
--------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                       $ 112,652    $ 273,237    $ 232,187    $  19,548
--------------------------------------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 4)                  $     131    $     131    $     --     $     131
Service fees (Note 5)                                          2,363        3,636        2,559          702
Transfer and dividend disbursing agent fees                    1,285        3,435        2,590          344
Custodian fee (Note 1E)                                        3,189        3,301        3,324        3,299
Printing and postage                                           4,847        4,666        2,881        3,161
Legal and accounting services                                  9,202        8,782        4,048        5,206
Registration fees                                                307           --           --           --
Amortization of organization expenses (Note 1D)                2,719        1,708        1,043        3,536
Miscellaneous                                                    417          804        4,964        1,948
--------------------------------------------------------------------------------------------------------------
Total expenses                                             $  24,460    $  26,463    $  21,409    $  18,327
--------------------------------------------------------------------------------------------------------------
Deduct --
    Allocation of expenses to the Administrator (Note 4)   $  18,678    $  18,607    $   8,375    $  17,293
    Reduction of custodian fee (Note 1E)                          --           --        2,500           29
--------------------------------------------------------------------------------------------------------------
Total expense reductions                                   $  18,678    $  18,607    $  10,875    $  17,322
--------------------------------------------------------------------------------------------------------------

Net expenses                                               $   5,782    $   7,856    $  10,534    $   1,005
--------------------------------------------------------------------------------------------------------------

Net investment income                                      $ 106,870    $ 265,381    $ 221,653    $  18,543
--------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolio
--------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)        $  22,761    $  21,724    $  25,239    $  (3,327)
    Financial futures contracts                              (13,485)     (26,429)     (38,753)      (2,435)
--------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions        $   9,276    $  (4,705)   $ (13,514)   $  (5,762)
--------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investment transactions                                $  98,107    $ 261,154    $ 220,174    $  22,467
    Financial futures contracts                              (15,142)     (14,672)     (22,893)      (1,011)
--------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
    investments                                            $  82,965    $ 246,482    $ 197,281    $  21,456
--------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments            $  92,241    $ 241,777    $ 183,767    $  15,694
--------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                 $ 199,111    $ 507,158    $ 405,420    $  34,237
--------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1997

                                                           Traditional     Traditional    Traditional    Traditional
                                                             Arizona        Colorado      Connecticut      Michigan
Increase (Decrease) in Net Assets                              Fund           Fund            Fund           Fund
-----------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                   $    90,688    $   118,130    $   123,201    $    63,731
    Net realized gain on investment transactions                 21,634         10,241          3,923         13,490
    Net change in unrealized appreciation (depreciation)
        of investments                                           63,739        107,138        103,104         39,082
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  $   176,061    $   235,509    $   230,228    $   116,303
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                              $   (92,614)   $  (117,939)   $  (122,917)   $   (70,592)
    In excess of net investment income                              (70)            --             --             --
-----------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                         $   (92,684)   $  (117,939)   $  (122,917)   $   (70,592)
-----------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares                            $   659,939    $   796,085    $   846,386    $   108,653
    Net asset value of shares issued to shareholders
        in payment of distributions declared                     53,175         74,870         38,324         53,016
    Cost of shares redeemed                                    (561,314)    (1,645,526)      (258,393)      (716,996)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
    transactions                                            $   151,800    $  (774,571)   $   626,317    $  (555,327)
-----------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                       $   235,177    $  (657,001)   $   733,628    $  (509,616)
-----------------------------------------------------------------------------------------------------------------------


Net Assets
-----------------------------------------------------------------------------------------------------------------------
At beginning of year                                        $ 1,638,609    $ 2,329,996    $ 2,012,687    $ 1,650,955
-----------------------------------------------------------------------------------------------------------------------
At end of year                                              $ 1,873,786    $ 1,672,995    $ 2,746,315    $ 1,141,339
-----------------------------------------------------------------------------------------------------------------------


Accumulated undistributed (distributions
in excess of) net investment income
included in net assets
-----------------------------------------------------------------------------------------------------------------------
At end of year                                              $       (70)   $     4,552    $    (4,824)   $     5,526
-----------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1997

                                                           Traditional      Traditional     Traditional    Traditional
                                                            Minnesota       New Jersey     Pennsylvania       Texas
Increase (Decrease) in Net Assets                             Fund             Fund            Fund            Fund
---------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                   $   106,870    $   265,381    $   221,653    $    18,543
    Net realized gain (loss) on investment transactions           9,276         (4,705)       (13,514)        (5,762)
    Net change in unrealized appreciation (depreciation)
        of investments                                           82,965        246,482        197,281         21,456
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  $   199,111    $   507,158    $   405,420    $    34,237
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                              $  (107,920)   $  (265,381)   $  (221,638)   $   (18,543)
    In excess of net investment income                             --           (1,611)          --             (255)
---------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                         $  (107,920)   $  (266,992)   $  (221,638)   $   (18,798)
---------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares                            $ 1,142,469    $ 3,104,783    $ 2,544,332    $    24,624
    Net asset value of shares issued to shareholders
        in payment of distributions declared                     65,361        117,899        119,010         17,060
    Cost of shares redeemed                                    (345,670)    (1,006,035)      (777,620)       (75,906)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
    transactions                                            $   862,160    $ 2,216,647    $ 1,885,722    $   (34,222)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                       $   953,351    $ 2,456,813    $ 2,069,504    $   (18,783)
---------------------------------------------------------------------------------------------------------------------------


Net Assets
---------------------------------------------------------------------------------------------------------------------------
At beginning of year                                        $ 1,582,821    $ 3,488,287    $ 3,034,773    $   371,420
---------------------------------------------------------------------------------------------------------------------------
At end of year                                              $ 2,536,172    $ 5,945,100    $ 5,104,277    $   352,637
---------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed (distributions
in excess of) net investment income
included in net assets
---------------------------------------------------------------------------------------------------------------------------
At end of year                                              $    10,426    $    (5,653)   $     1,167    $    (1,146)
---------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1996



                                                                    Traditional      Traditional      Traditional      Traditional
Increase (Decrease) in Net Assets                                   Arizona Fund    Colorado Fund   Connecticut Fund  Michigan Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
     Net investment income                                           $   101,163    $   105,972    $    85,421    $   140,825
     Net realized gain (loss) on investment transactions                   9,396         (2,554)        10,623         42,166
     Net change in unrealized appreciation (depreciation)
      of investments                                                      33,782          8,698         (3,111)       111,747
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                           $   144,341    $   112,116    $    92,933    $   294,738
------------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders (Note 2)--
     From net investment income                                      $  (107,642)   $  (107,826)   $   (85,421)   $  (142,749)
     In excess of net investment income                                       --             --         (3,593)            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                  $  (107,642)   $  (107,826)   $   (89,014)   $  (142,749)
------------------------------------------------------------------------------------------------------------------------------------

Transactions in shares of beneficial interest (Note 3) --
     Proceeds from sale of shares                                    $   400,426    $   844,410    $ 1,030,778    $   222,213
     Net asset value of shares issued to shareholders
         in payment of distributions declared                             65,502         84,011         27,507        101,807
     Cost of shares redeemed                                          (1,329,228)      (573,822)      (164,400)    (3,300,480)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions   $  (863,300)   $   354,599    $   893,885    $(2,976,460)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                                $  (826,601)   $   358,889    $   897,804    $(2,824,471)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                                 $ 2,465,210    $ 1,971,107    $ 1,114,883    $ 4,475,426
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                       $ 1,638,609    $ 2,329,996    $ 2,012,687    $ 1,650,955
------------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed (distributions
in excess of) net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------
      At end of year                                                 $     1,926    $     4,361    $    (5,108)   $    12,387
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1996

                                                                  Traditional        Traditional       Traditional       Traditional
Increase (Decrease) in Net Assets                               Minnesota Fund     New Jersey Fund  Pennsylvania Fund     Texas Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
     Net investment income                                      $   132,057         $   141,323         $   126,935     $    21,035
     Net realized gain (loss) on investment
      transactions                                                   36,862              (4,461)             21,935         (10,988)
     Net change in unrealized appreciation
      (depreciation) of investments                                  65,082              11,739             (10,204)         22,842
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                      $   234,001         $   148,601         $   138,666     $    32,889
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2)--
     From net investment income                                 $  (133,284)        $  (141,323)        $  (125,218)    $   (21,069)
     In excess of net investment income                                  --              (2,626)                 --          (1,246)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                             $  (133,284)        $  (143,949)        $  (125,218)    $   (22,315)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
     Proceeds from sale of shares                               $   505,071         $ 2,124,862         $ 2,397,173     $   116,145
     Net asset value of shares issued to shareholders
         in payment of distributions declared                        69,451              66,273              60,548          18,656
     Cost of shares redeemed                                     (2,780,729)           (419,131)           (923,076)       (242,576)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
    share transactions                                          $(2,206,207)        $ 1,772,004         $ 1,534,645     $  (107,775)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                           $(2,105,490)        $ 1,776,656         $ 1,548,093     $   (97,201)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                            $ 3,688,311         $ 1,711,631         $ 1,486,680     $   468,621
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                  $ 1,582,821         $ 3,488,287         $ 3,034,773     $   371,420
------------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed (distributions
in excess of) net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------
 At end of year                                                 $    11,476         $    (4,042)        $     1,152     $      (891)
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                      Traditional Arizona Fund
                                                                                        Year Ended July 31,
                                                                          ------------------------------------------------------
                                                                             1997          1996         1995         1994*
--------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                      $     9.610   $   9.510    $   9.390    $  10.000
--------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     $     0.502   $   0.449    $   0.432    $   0.253
Net realized and unrealized gain (loss) on investments                          0.492       0.129        0.142       (0.563)
--------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                       $     0.994   $   0.578    $   0.574    $  (0.310)
--------------------------------------------------------------------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                $    (0.514)  $  (0.478)   $  (0.432)   $  (0.253)
In excess of net investment income                                                 --#         --       (0.022)      (0.047)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       $    (0.514)  $  (0.478)   $  (0.454)   $  (0.300)
--------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                            $    10.090   $   9.610    $   9.510    $   9.390
--------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                               10.66%       6.25%        6.44%       (3.23)%
--------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data**
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                                     $     1,874   $   1,639    $   2,465    $   2,412
Ratio of net expenses to average daily net assets/(2)//(3)/                      0.88%       1.40%        1.60%        1.75%+
Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                                               0.87%       1.39%           --          --
Ratio of net investment income to average daily net assets                       5.17%       4.60%        4.73%        4.14%+
--------------------------------------------------------------------------------------------------------------------------------

** The operating expenses of the Funds and the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
     Expenses/(2)//(3)/                                                          1.75%       2.27%        2.21%        2.93%+
     Expenses after custodian fee reduction/(2)/                                 1.74%       2.26%          --           --
     Net investment income                                                       4.30%       3.73%        4.12%        2.96%+
Net investment income per share                                           $     0.418   $   0.364    $   0.376    $   0.181

                                                                                         Traditional Colorado Fund
                                                                                            Year Ended July 31,
                                                                          -------------------------------------------------------
                                                                               1997          1996         1995         1994*
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --  Beginning of year                                       $     9.370    $  9.230     $  9.180     $ 10.000
---------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                       $     0.524    $  0.471     $  0.450     $  0.256
Net realized and unrealized gain (loss) on investments                            0.540       0.148        0.062++     (0.761)
---------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                         $     1.064    $  0.619     $  0.512     $ (0.505)
---------------------------------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                  $    (0.514)   $ (0.479)    $ (0.450)    $ (0.256)
In excess of net investment income                                                   --          --       (0.012)      (0.059)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         $    (0.514)   $ (0.479)    $ (0.462)    $ (0.315)
---------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                              $     9.920    $  9.370     $  9.230     $  9.180
---------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                                 11.74%       6.90%        5.89%       (5.22)%
---------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data**
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                                       $     1,673    $  2,330     $  1,971     $  2,342
Ratio of net expenses to average daily net assets/(2)//(3)/                        0.81%       1.09%        1.26%        1.38%+
Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                                                 0.77%       1.05%          --           --
Ratio of net investment income to average daily net assets                         5.45%       5.03%        5.04%        4.20%+
---------------------------------------------------------------------------------------------------------------------------------

** The operating expenses of the Funds and the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
     Expenses/(2)//(3)/                                                           1.56%       2.06%        2.18%        3.18%+
     Expenses after custodian fee reduction/(2)/                                  1.52%       2.02%          --            --
     Net investment income                                                        4.70%       4.06%        4.12%        2.40%+
Net investment income per share                                            $     0.452    $  0.380     $  0.368     $  0.146
---------------------------------------------------------------------------------------------------------------------------------

+      Annualized.

++ Per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

* For the Traditional Arizona and Traditional Colorado Funds, the Financial Highlights are for the period from the start of business, December 13, 1993, and December 10, 1993, respectively, to July 31, 1994.

#      Amount represents less than $0.001 per share.

/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

/(2)/ Includes each Fund's share of its corresponding Portfolio's allocated expenses.

/(3)/ The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Traditional Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                    Traditional Connecticut Fund
                                                                                        Year Ended July 31,
                                                                           ---------------------------------------------------------
                                                                             1997          1996         1995         1994*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                       $   10.200    $  10.090    $  10.100    $  10.000
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      $    0.562    $   0.550    $   0.553    $   0.153
Net realized and unrealized gain (loss) on investments                          0.433        0.133        0.012        0.111
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                        $    0.995    $   0.683    $   0.565    $   0.264
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                 $   (0.555)   $  (0.550)   $  (0.553)   $  (0.153)
In excess of net investment income                                                 --       (0.023)      (0.022)      (0.011)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                        $   (0.555)   $  (0.573)   $  (0.575)   $  (0.164)
------------------------------------------------------------------------------------------------------------------------------------


Net asset value -- End of year                                             $   10.640    $  10.200    $  10.090    $  10.100
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                               10.06%        6.87%        5.89%        2.66%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                                      $    2,746    $   2,013    $   1,115    $     163
Ratio of net expenses to average daily net assets/(2)//(3)/                      0.61%        0.59%        0.51%        0.48%+
Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                                               0.61%        0.57%         --            --
Ratio of net investment income to average daily net assets                       5.37%        5.35%        5.46%        4.83%+
------------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Funds and the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios (As a percentage of average daily net assets):
     Expenses/(2)//(3)/                                                          1.41%        2.11%        3.51%        6.73%+
     Expenses after custodian fee reduction/(2)/                                 1.41%        2.09%          --           --
     Net investment income (loss)                                                4.57%        3.82%        2.46%       (1.42)%+
Net investment income (loss) per share                                     $    0.478    $   0.393    $   0.249    $  (0.045)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          Traditional Michigan Fund
                                                                                             Year Ended July 31,
                                                                           ---------------------------------------------------------
                                                                                1997          1996         1995         1994*
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                          $     9.410   $   9.260    $   9.220    $  10.000
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         $     0.472   $   0.454    $   0.419    $   0.261
Net realized and unrealized gain (loss) on investments                              0.363       0.156        0.063       (0.733)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                           $     0.835   $   0.610    $   0.482    $  (0.472)
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                    $    (0.495)  $  (0.460)   $  (0.419)   $  (0.261)
In excess of net investment income                                                     --          --       (0.023)      (0.047)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                           $    (0.495)  $  (0.460)   $  (0.442)   $  (0.308)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                                $     9.750   $   9.410    $   9.260    $   9.220
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                                    9.14%       6.76%        5.52%       (4.88)%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                                         $     1,141   $   1,651    $   4,475    $   6,366
Ratio of net expenses to average daily net assets/(2)//(3)/                          1.21%       1.44%        1.69%        1.69%+
Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                                                   1.19%       1.43%          --           --
Ratio of net investment income to average daily net assets                           4.73%       4.62%        4.70%        4.18%+
------------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Funds and the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios (As a percentage of average daily net assets):
         Expenses/(2)//(3)/                                                          2.26%       2.21%        1.92%        2.11%+
         Expenses after custodian fee reduction/(2)/                                 2.24%       2.20%          --           --
         Net investment income (loss)                                                3.68%       3.84%        4.47%        3.76%+
Net investment income (loss) per share                                        $     0.367   $   0.377    $   0.398    $   0.235
------------------------------------------------------------------------------------------------------------------------------------

+      Annualized.
* For the Traditional Connecticut and Traditional Michigan Funds, the Financial Highlights are for the period from the start of business, April 19, 1994, and December 7, 1993, respectively, to July 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes each Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Traditional Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                        Traditional Minnesota Fund
                                                                                            Year Ended July 31,
                                                                           ---------------------------------------------------------
                                                                             1997          1996         1995         1994*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                       $    9.400    $   9.300    $   9.370    $  10.000
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      $    0.486    $   0.474    $   0.440    $   0.267
Net realized and unrealized gain (loss) on investments                          0.398        0.104       (0.048)++    (0.582)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                        $    0.884    $   0.578    $   0.392    $  (0.315)
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                 $   (0.514)   $  (0.478)   $  (0.440)   $  (0.267)
In excess of net investment income                                                 --           --       (0.022)      (0.048)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                        $   (0.514)   $  (0.478)   $  (0.462)   $  (0.315)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                             $    9.770    $   9.400    $   9.300    $   9.370
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                                9.73%        6.41%        4.45%       (3.29)%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data **
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                                      $    2,536    $   1,583    $   3,688    $   4,952
Ratio of net expenses to average daily net assets/(2)(3)/                        0.75%        1.24%        1.47%        1.51%+
Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                                               0.72%        1.22%          --           --
Ratio of net investment income to average daily net assets                       5.38%        4.95%        4.84%        4.33%+
------------------------------------------------------------------------------------------------------------------------------------

** The operating expenses of the Funds and the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios (As a percentage of average daily net assets):
     Expenses/(2)(3)/                                                            1.69%        2.08%        1.98%        2.45%+
     Expenses after custodian fee reduction/(2)/                                 1.66%        2.06%          --           --
     Net investment income (loss)                                                4.44%        4.10%        4.33%        3.38%+
Net investment income (loss) per share                                     $    0.401    $   0.394    $   0.394    $   0.209

                                                                                     Traditional New Jersey Fund
                                                                                         Year Ended July 31,
                                                                          ----------------------------------------------------------
                                                                            1997          1996         1995         1994*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                      $    10.050   $   9.980    $   9.940    $  10.000
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     $     0.584   $   0.579    $   0.576    $   0.161
Net realized and unrealized gain (loss) on investments                          0.478       0.081        0.054       (0.044)++
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                       $     1.062   $   0.660    $   0.630    $   0.117
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                $    (0.578)  $  (0.579)   $  (0.576)   $  (0.161)
In excess of net investment income                                             (0.004)     (0.011)      (0.014)      (0.016)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       $    (0.582)  $  (0.590)   $  (0.590)   $  (0.177)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                            $    10.530   $  10.050    $   9.980    $   9.940
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                               10.92%       6.71%        6.62%        1.19%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data **
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                                     $     5,945   $   3,488    $   1,712    $     296
Ratio of net expenses to average daily net assets/(2)(3)/                        0.70%       0.60%        0.50%        0.43%+
Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                                               0.68%       0.59%          --           --
Ratio of net investment income to average daily net assets                       5.65%       5.68%        5.65%        4.11%+
------------------------------------------------------------------------------------------------------------------------------------

** The operating expenses of the Funds and the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios (As a percentage of average daily net assets):
     Expenses/(2)(3)/                                                             1.10%       1.63%        2.47%       10.59%+
     Expenses after custodian fee reduction/(2)/                                  1.08%       1.62%          --           --
     Net investment income (loss)                                                 5.25%       4.65%        3.68%       (6.05)%+
Net investment income (loss) per share                                     $     0.543   $   0.474    $   0.375    $  (0.237)
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.

++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

* For the Traditional Minnesota and Traditional New Jersey Funds, the Financial Highlights are for the period from the start of business, December 9, 1993, and April 13, 1994, respectively, to July 31, 1994.

/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

/(2)/ Includes each Fund's share of its corresponding Portfolio's allocated expenses.

/(3)/ The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

EV Traditional Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                       Traditional Pennsylvania Fund
                                                                            Year Ended July 31,
                                                      ---------------------------------------------------------------
                                                       1997              1996              1995              1994*
---------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                  $10.110            $9.980           $10.050           $10.000
---------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------------------
Net investment income                                 $ 0.583            $0.593          $  0.577            $0.044
Net realized and unrealized gain (loss) on
   investments                                          0.441             0.122            (0.062)++          0.104
---------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                   $ 1.024            $0.715          $  0.515            $0.148
---------------------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------------------
From net investment income                            $(0.584)          $(0.585)         $ (0.577)          $(0.044)
In excess of net investment income                         --                --            (0.008)           (0.054)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                   $(0.584)          $(0.585)          $(0.585)          $(0.098)
---------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                        $10.550          $10.110           $  9.980           $10.050
---------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                       10.46%            7.28%              5.41%             1.49%
---------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data **
---------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                  $5,104           $3,035             $1,487            $   95
Ratio of net expenses to average daily net
   assets/(2)(3)/                                        0.88%            0.68%              0.46%             1.69%+
Ratio of net expenses to average daily net
   assets, after custodian fee reduction/(2)/            0.77%            0.53%                --                --
Ratio of net investment income to average
   daily net assets                                      5.68%            5.82%              5.58%             2.76%+
---------------------------------------------------------------------------------------------------------------------

** The operating expenses of the Funds and the Portfolios may reflect a reduction of the investment advisor fee, an allocation of expenses to the Investment Adviser or Administrator or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses/(2)(3)/                                      1.10%            1.93%             3.07%            20.95%+
   Expenses after custodian fee reduction/(2)/           0.99%            1.78%               --                --
   Net investment income (loss)                          5.46%            4.56%             2.97%           (16.50)%+
Net investment income (loss) per share                 $0.560           $0.453            $0.307           $(0.258)
---------------------------------------------------------------------------------------------------------------------


                                                                           Traditional Texas Fund
                                                                             Year Ended July 31,
                                                      ---------------------------------------------------------------
                                                        1997            1996               1995             1994*
---------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                  $ 9.320           $9.190            $9.230           $10.000
---------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------------------
Net investment income                                 $ 0.495           $0.453            $0.455            $0.267
Net realized and unrealized gain (loss) on
   investments                                          0.459            0.158            (0.008)           (0.709)
---------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                   $ 0.954           $0.611            $0.447           $(0.442)
---------------------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------------------
From net investment income                            $(0.495)         $(0.453)          $(0.455)          $(0.267)
In excess of net investment income                     (0.009)          (0.028)           (0.032)           (0.061)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                   $(0.504)         $(0.481)          $(0.487)          $(0.328)
---------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                        $ 9.770          $ 9.320           $ 9.190           $ 9.230
---------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                       10.56%            6.85%             5.16%            (4.61)%
---------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data **
---------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                 $   353            $ 371           $   469           $ 1,147
Ratio of net expenses to average daily net
   assets/(2)(3)/                                        0.65%            1.06%             1.01%             1.08%+
Ratio of net expenses to average daily net
   assets, after custodian fee reduction/(2)/            0.62%            1.01%               --                --
Ratio of net investment income to average
   daily net assets                                      5.28%            4.79%             5.25%             4.53%+
---------------------------------------------------------------------------------------------------------------------

** The operating expenses of the Funds and the Portfolios may reflect a reduction of the investment advisor fee, an allocation of expenses to the Investment Adviser or Administrator or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses /(2)//(3)/                                   5.58%            5.79%             3.33%             5.20%+
   Expenses after custodian fee reduction /(2)/          5.55%            5.74%               --                --
   Net investment income (loss)                          0.35%            0.06%             2.93%             0.41%+
Net investment income (loss) per share                $ 0.033           $0.007            $0.254            $0.024
-----------------------------------------------------------------------------------------------------------------------

+     Annualized.

++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

* For the Traditional Pennsylvania and Traditional Texas Funds, the Financial Highlights are for the period from the start of business, June 1, 1994, and December 8, 1993, respectively, to July 31, 1994.

/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

/(2)/ Includes each Fund's share of its corresponding Portfolio's allocated expenses.

/(3)/ The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

EV Traditional Municipals Funds as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS


1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of sixty Funds, eight of which, each non-diversified, are included in these financial statements. They include EV Traditional Arizona Municipals Fund ("Traditional Arizona Fund"), EV Traditional Colorado Municipals Fund ("Traditional Colorado Fund"), EV Traditional Connecticut Municipals Fund ("Traditional Connecticut Fund"), EV Traditional Michigan Municipals Fund ("Traditional Michigan Fund"), EV Traditional Minnesota Municipals Fund ("Traditional Minnesota Fund"), EV Traditional New Jersey Municipals Fund ("Traditional New Jersey Fund"), EV Traditional Pennsylvania Municipals Fund ("Traditional Pennsylvania Fund"), and EV Traditional Texas Municipals Fund ("Traditional Texas Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Traditional Arizona Fund invests its assets in the Arizona Municipals Portfolio, the Traditional Colorado Fund invests its assets in the Colorado Municipals Portfolio, the Traditional Connecticut Fund invests its assets in the Connecticut Municipals Portfolio, the Traditional Michigan Fund invests its assets in the Michigan Municipals Portfolio, the Traditional Minnesota Fund invests its assets in the Minnesota Municipals Portfolio, the Traditional New Jersey Fund invests its assets in the New Jersey Municipals Portfolio, the Traditional Pennsylvania Fund invests its assets in the Pennsylvania Municipals Portfolio and the Traditional Texas Fund invests its assets in the Texas Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (1.7%, 4.0%, 1.6%, 0.8%, 3.7%, 1.7%, 1.3%, and 1.5%
  at July 31, 1997 for the Traditional Arizona Fund, Traditional Colorado Fund, Traditional Connecticut Fund, Traditional Michigan Fund, Traditional Minnesota Fund, Traditional New Jersey Fund, Traditional Pennsylvania Fund and Traditional Texas Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

  On June 23, 1997, the Board of Trustees approved a Plan of Reorganization (the "Plan") for the Eaton Vance Municipals Trust (the "Trust"). Under the terms of the Plan, the EV Marathon Arizona Municipals Fund, EV Marathon Colorado Municipals Fund, EV Marathon Connecticut Municipals Fund, EV Marathon Michigan Municipals Fund, EV Marathon Minnesota Municipals Fund, EV Marathon New Jersey Municipals Fund, EV Marathon Pennsylvania Municipals Fund and EV Marathon Texas Municipals Fund (the Successor Funds), separate series of the Eaton Vance Municipals Trust, would acquire substantially all of the assets and liabilities of the EV Traditional Arizona Municipals Fund, EV Traditional Colorado Municipals Fund, EV Traditional Connecticut Municipals Fund, EV Traditional Michigan Municipals Fund, EV Traditional Minnesota Municipals Fund, EV Traditional New Jersey Municipals Fund, EV Traditional Pennsylvania Municipals Fund and EV Traditional Texas Municipals Fund, respectively (the Acquired Funds). The transactions will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. The Trust will issue and deliver to the Acquired Funds a number of full and fractional shares of beneficial interest of a separate class of the Successor Fund (Class A Shares), which will be equal in value to the net asset value per share of the Acquired Fund multiplied by the number of full and fractional shares of the Acquired Fund then outstanding. Such transaction will occur at the close of business, July 31, 1997.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuation -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

  B Income -- Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

  C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain. Accordingly, no provision for federal income or excise tax is necessary. At July 31, 1997, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders

EV Traditional Municipals Funds as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


  which would otherwise be necessary to relieve the Funds of any liability for Federal income or excise tax. Such capital loss carryovers will be transferred to the respective Successor Funds upon date of merger and will be available to the Successor Funds subject to certain limitations. The amounts and normal expiration dates of the capital loss carryovers are as follows:

  Fund                                         Amount         Expires
  ------------------------------------------------------------------------
  Traditional Arizona Fund                     $103,720      July 31, 2004
                                                  6,850      July 31, 2003
                                                  4,854      July 31, 2002

  Traditional Colorado Fund                    $118,869      July 31, 2004
                                                 10,898      July 31, 2003
                                                 15,872      July 31, 2002

  Traditional Connecticut Fund                 $  7,848      July 31, 2005
                                                  7,166      July 31, 2004
                                                    135      July 31, 2002

  Traditional Michigan Fund                    $127,061      July 31, 2004
                                                 36,368      July 31, 2003
                                                 63,944      July 31, 2002

  Traditional Minnesota Fund                   $201,237      July 31, 2004
                                                 40,089      July 31, 2003
                                                 21,596      July 31, 2002

  Traditional New Jersey Fund                  $ 23,676      July 31, 2005
                                                 24,264      July 31, 2004
                                                     92      July 31, 2002

  Traditional Pennsylvania Fund                $ 19,327      July 31, 2005
                                                  5,691      July 31, 2004

  Traditional Texas Fund                       $  6,678      July 31, 2005
                                                 44,887      July 31, 2004
                                                 11,202      July 31, 2002

  Additionally, at July 31, 1997, net capital losses of $1,112, $17,464, $1,315 and $101 for the Traditional Connecticut Fund, Traditional Pennsylvania Fund, Traditional New Jersey Fund and the Traditional Texas Fund, respectively, attributable to security transactions incurred after October 31, 1996, are treated as arising on the first day of the Successor Fund's current taxable year.

  Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includible by shareholders as gross income for Federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

  D Deferred Organization Expenses -- Costs incurred by a Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

  E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of expenses on the Statement of Operations.

  F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  G Other -- Investment transactions are accounted for on a trade date basis.

2 Distributions to Shareholders
  ------------------------------------------------------------------------------
  The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Funds at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash.

  The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the

EV Traditional Munucipal Funds as of July 31, 1997
NOTES TO FINANCIAL STATEMENTS CONT'D

  financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

  The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1998 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

3 Shares of Beneficial Interest
  ------------------------------------------------------------------------------
  The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                              Traditional Arizona Fund
                                        ------------------------------------
                                                 Year Ended July 31,
                                           1997                      1996
  --------------------------------------------------------------------------
   Sales                                  67,585                    42,083

   Issued to shareholders electing
     to receive payments of
     distributions in Fund shares          5,447                     6,766

   Redemptions                           (57,795)                 (137,615)
  --------------------------------------------------------------------------
   Net Increase (Decrease)                15,237                   (88,766)
  --------------------------------------------------------------------------


                                             Traditional Colorado Fund
                                        ------------------------------------
                                                 Year Ended July 31,
                                           1997                      1996
  --------------------------------------------------------------------------
   Sales                                  84,564                    87,887

   Issued to shareholders electing
     to receive payments of
     distributions in Fund shares          7,880                     8,923

   Redemptions                          (172,539)                  (61,643)
  --------------------------------------------------------------------------
   Net Increase (Decrease)               (80,095)                   35,167
  --------------------------------------------------------------------------


                                            Traditional Connecticut Fund
                                        ------------------------------------
                                                 Year Ended July 31,
                                           1997                      1996
  --------------------------------------------------------------------------
   Sales                                  82,182                   100,126

   Issued to shareholders electing
     to receive payments of
     distributions in Fund shares          3,712                     2,672

   Redemptions                           (25,129)                  (16,081)
  --------------------------------------------------------------------------
   Net Increase                           60,765                    86,717
  --------------------------------------------------------------------------


                                              Traditional Michigan Fund
                                        ------------------------------------
                                                 Year Ended July 31,
                                           1997                      1996
  --------------------------------------------------------------------------
   Sales                                  11,348                    23,719

   Issued to shareholders electing
     to receive payments of
     distributions in Fund shares          5,591                    11,018

   Redemptions                           (75,283)                 (342,589)
  --------------------------------------------------------------------------
       Net Decrease                      (58,344)                 (307,852)
  --------------------------------------------------------------------------


                                             Traditional Minnesota Fund
                                        ------------------------------------
                                                 Year Ended July 31,
                                           1997                      1996
  --------------------------------------------------------------------------
   Sales                                 120,594                    52,427

   Issued to shareholders electing
     to receive payments of
     distributions in Fund shares          6,907                     7,328

   Redemptions                           (36,386)                 (287,853)
  --------------------------------------------------------------------------
   Net Increase (Decrease)                91,115                  (228,098)
  --------------------------------------------------------------------------


                                            Traditional New Jersey Fund
                                        ------------------------------------
                                                 Year Ended July 31,
                                           1997                      1996
  --------------------------------------------------------------------------
   Sales                                 306,617                   210,185

   Issued to shareholders electing
     to receive payments of
     distributions in Fund shares         10,437                     6,541

   Redemptions                           (99,165)                  (41,325)
  --------------------------------------------------------------------------
   Net Increase                          217,889                   175,401
  --------------------------------------------------------------------------


                                            Traditional Pennsylvania Fund
                                        ------------------------------------
                                                 Year Ended July 31,
                                           1997                      1996
  --------------------------------------------------------------------------
   Sales                                 247,839                   234,880

   Issued to shareholders electing
     to receive payments of
     distributions in Fund shares         11,592                     5,953

   Redemptions                           (75,861)                  (89,658)
  --------------------------------------------------------------------------
   Net Increase                          183,570                   151,175
  --------------------------------------------------------------------------


                                               Traditional Texas Fund
                                        ------------------------------------
                                                 Year Ended July 31,
                                           1997                      1996
  --------------------------------------------------------------------------
   Sales                                   2,525                    12,298

   Issued to shareholders electing
     to receive payments of
     distributions in Fund shares          1,810                     1,993

   Redemptions                            (8,076)                  (25,461)
  --------------------------------------------------------------------------
   Net Decrease                           (3,741)                  (11,170)
  --------------------------------------------------------------------------

EV Traditional Municipals Funds as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT,D


4 Transactions with Affiliates
  ------------------------------------------------------------------------------
  Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Funds for the year ended July 31, 1997, $15,422, $16,306, $18,361, $14,153, $18,678, $18,607,
  $8,375 and $17,293 of expenses relating to the operation of the Traditional Arizona Fund, Traditional Colorado Fund, Traditional Connecticut Fund, Traditional Michigan Fund, Traditional Minnesota Fund, Traditional New Jersey Fund, Traditional Pennsylvania Fund and Traditional Texas Fund, respectively, were allocated to EVM.

  Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of EVM and BMR. Except as to Trustees of the Funds and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each fund out of such investment adviser fee earned by BMR.

5 Service Plan
  ------------------------------------------------------------------------------
  Each Fund has adopted a service plan (the Plans) designed to meet the requirements of Rule 12b-1 under the Investment Company Act of 1940 and the service fee requirements of the revised sales charge rule of the National Association of Securities Dealers Inc. The Plans provide that each Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), a subsidiary of Eaton Vance Management, Authorized Firms or other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.20% of the Funds' average daily net assets for any fiscal year which is attributable to shares of a Fund sold by such persons and remaining outstanding for at least twelve months. Such payments are made for personal services and/or the maintenance of shareholder accounts. For the year ended July 31, 1997, Traditional Arizona Fund, Traditional Colorado Fund, Traditional Connecticut Fund, Traditional Michigan Fund, Traditional Minnesota Fund, Traditional New Jersey Fund, Traditional Pennsylvania Fund and Traditional Texas Fund paid or accrued service fees of $2,278, $2,494, $1,272, $2,364, $2,363, $3,636, $2,559 and $702, respectively.

  Certain of the officers and Trustees of the Funds are officers and directors of EVD.

6 Investment Transactions
  ------------------------------------------------------------------------------
  Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended July 31, 1997 were as follows:

   Traditional Arizona Fund
  ------------------------------------------------------------------------------
   Increases                                                        $  688,476

   Decreases                                                           627,171


   Traditional Colorado Fund
  ------------------------------------------------------------------------------
   Increases                                                        $  816,141

   Decreases                                                         1,684,494


   Traditional Connecticut Fund
  ------------------------------------------------------------------------------
   Increases                                                        $  872,325

   Decreases                                                           357,986


   Traditional Michigan Fund
  ------------------------------------------------------------------------------
   Increases                                                        $  161,990

   Decreases                                                           782,546


   Traditional Minnesota Fund
  ------------------------------------------------------------------------------
   Increases                                                        $1,169,866

   Decreases                                                           318,834


   Traditional New Jersey Fund
  ------------------------------------------------------------------------------
   Increases                                                        $3,059,025

   Decreases                                                         1,175,960


   Traditional Pennsylvania Fund
  ------------------------------------------------------------------------------
   Increases                                                        $2,564,495

   Decreases                                                           887,445


   Traditional Texas Fund
  ------------------------------------------------------------------------------
   Increases                                                        $   43,927

   Decreases                                                            93,594

EV Traditional Municipals Funds as of July 31, 1997

INDEPENDENT AUDITORS' REPORT




To the Trustees and Shareholders of
Eaton Vance Municipals Trust:
--------------------------------------------------------------------------------
We have audited the accompanying statements of assets and liabilities of EV Traditional Arizona Municipals Fund, EV Traditional Colorado Municipals Fund, EV Traditional Connecticut Municipals Fund, EV Traditional Michigan Municipals Fund, EV Traditional Minnesota Municipals Fund, EV Traditional New Jersey Municipals Fund, EV Traditional Pennsylvania Municipals Fund and EV Traditional Texas Municipals Fund (the Funds) (certain of the series of Eaton Vance Municipals Trust) as of July 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended July 31, 1997 and 1996 and financial highlights for the years ended July 31, 1997, 1996 and 1995, and for the period from the start of business to July 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Eaton Vance Municipals Trust at July 31, 1997, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



                                         DELOITTE & TOUCHE LLP
                                         Boston, Massachusetts
                                         September 5, 1997

Arizona Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
------------------- Principal
                    Amount
           Standard (000
Moody's    & Poor's omitted)   Security                     Value
-------------------------------------------------------------------------
Assisted Living -- 1.6%
-------------------------------------------------------------------------
 NR        NR       $1,800     Arizona Health Facilities
                               Authority, (Mesa Project),
                               7.625%, 1/1/26               $   1,802,268
-------------------------------------------------------------------------
                                                            $   1,802,268
-------------------------------------------------------------------------

Education -- 6.6%
-------------------------------------------------------------------------
 NR        NR       $2,000     Arizona Educational Loan
                               Marketing Corp., (AMT),
                               6.25%, 6/1/06                $   2,152,920
 NR        NR        2,000     Arizona Educational Loan
                               Marketing Corp., (AMT),
                               6.30%, 12/1/08                   2,134,540
 A         NR        1,500     Arizona Student Loan
                               Acquisition Authority,
                               (AMT), 7.625%, 5/1/10            1,678,920
 A1        AA        1,250     University of Arizona,
                               6.25%, 6/1/11                    1,363,000
-------------------------------------------------------------------------
                                                            $   7,329,380
-------------------------------------------------------------------------

Electric Utilities -- 11.9%
-------------------------------------------------------------------------
 A         A+       $1,000     Commonwealth of Puerto
                               Rico, Telephone Authority,
                               Variable Rate, 1/1/20/(1)/   $   1,106,250
 Ba2       BB+       3,500     Maricopa County, AZ,
                               Pollution Control, 6.375%,
                               8/15/23                          3,637,514
 Baa1      BBB+      5,300     Navajo County, AZ,
                               Pollution Control, 5.875%,
                               8/15/28                          5,427,941
 Baa1      BBB+        550     Puerto Rico Electric Power
                               Authority, 7.00%, 7/1/07           591,168
 Baa1      BBB+        370     Puerto Rico Electric Power
                               Authority, 7.125%, 7/1/14          397,184
 Aa        AA        1,000     Salt River Project
                               Agricultural Improvement
                               and Power District, 5.25%,
                               1/1/19                           1,001,170
 Aa        AA        1,000     Salt River Project
                               Agricultural Improvement
                               and Power District, 6.25%,
                               1/1/27                           1,074,090
-------------------------------------------------------------------------
                                                            $  13,235,317
-------------------------------------------------------------------------

Escrowed / Prerefunded -- 10.8%
-------------------------------------------------------------------------
 Aaa       AA       $1,000     Arizona Transportation
                               Board Highway, 6.50%,
                               7/1/11                       $   1,116,000
 NR        AAA       1,000     Glendale, AZ, Industrial
                               Development Authority,
                               7.125%, 7/1/20                   1,186,430
 Aaa       AAA       7,500     Maricopa County, AZ,
                               Single Family Mortgage,
                               0.00%, 2/1/16                    2,836,800
 Aaa       AAA       1,750     Phoenix, AZ, Civic
                               Improvement Excise Tax,
                               (MBIA), 6.60%, 7/1/08            1,993,128
 Aaa       AAA       5,000     Phoenix, AZ, Industrial
                               Development Authority,
                               IDA, Single Family, 0.00%,
                               12/1/14                          2,034,650
 NR        AA        2,500     Phoenix, AZ, Street and
                               Highway User, 6.25%, 7/1/11      2,798,775
-------------------------------------------------------------------------
                                                            $  11,965,783
-------------------------------------------------------------------------

General Obligations -- 6.2%
-------------------------------------------------------------------------
 Aa1       AA+      $2,000     Phoenix, AZ, 5.25%, 7/1/20   $   2,021,100
 Aa1       AA+       1,500     Phoenix, AZ, 6.375%, 7/1/13      1,651,755
 Baa1      A         1,000     Puerto Rico Aqueduct and
                               Sewer Authority, 5.00%,
                               7/1/19                             966,370
 NR        A         2,000     Tatum Ranch, AZ,
                               6.875%, 7/1/16                   2,206,780
-------------------------------------------------------------------------
                                                            $   6,846,005
-------------------------------------------------------------------------

Hospitals -- 4.3%
-------------------------------------------------------------------------
 NR        BBB      $1,130     Arizona Health Facilities
                               Authority, (Phoenix
                               Memorial Hospital),
                               8.125%, 6/1/12               $   1,239,497
 NR        BBB       1,250     Arizona Health Facilities,
                               (Phoenix Memorial
                               Hospital), 8.20%, 6/1/21/(2)/    1,374,450
 Baa1      BBB-      1,000     Maricopa County, AZ, (Sun
                               Health Corporation),
                               8.125%, 4/1/12                   1,178,070
 NR        NR          905     Winslow, AZ, Industrial
                               Development Authority
                               (Winslow Memorial
                               Hospital), 9.50%, 6/1/22         1,022,931
-------------------------------------------------------------------------
                                                            $   4,814,948
-------------------------------------------------------------------------

Housing -- 9.9%
-------------------------------------------------------------------------
 NR        A        $2,250     Maricopa County, AZ, IDA,
                               (Greenery Apartments),
                               6.625%, 7/1/26               $   2,350,305
 NR        A         2,000     Maricopa County, AZ, IDA,
                               (Laguna Point Apartments),
                               6.75%, 7/1/19                    2,096,660
 NR        A         3,000     Maricopa County, AZ, IDA,
                               Multi-family, 6.625%,
                               1/1/27                           3,150,630
 NR        NR        1,250     Maricopa County, AZ, IDA,
                               Place Five and The
                               Greenery Projects,
                               8.625%, 1/1/11                   1,273,638

                       See notes to financial statements

Arizona Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
---------------------  Principal
                       Amount
            Standard   (000
Moody's     & Poor's   omitted)     Security                           Value
--------------------------------------------------------------------------------
Housing    (continued)
--------------------------------------------------------------------------------
NR          AA         $1,000       Phoenix, AZ, (Woodstone
                                    and Silver Springs
                                    Apartments), Multi-family
                                    Housing, (Asset Guaranty),
                                    6.25%, 4/1/23                   $ 1,033,680
NR         AAA          1,000       Tempe, AZ, Industrial
                                    Development Authority,
                                    (Quadrangle Village
                                    Apartments), 6.25%, 6/1/26        1,035,540
--------------------------------------------------------------------------------
                                                                    $10,940,453
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 1.9%
--------------------------------------------------------------------------------
A1         NR          $1,000       Casa Grande, AZ, Pollution
                                    Control, (Frito Lay,
                                    Inc.), 6.60%, 12/1/10           $ 1,100,090
A2         A            1,000       Greenlee County, AZ,
                                    Pollution Control, (Phelps
                                    Dodge Corp.), 5.45%, 6/1/09       1,036,730
--------------------------------------------------------------------------------
                                                                    $ 2,136,820
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 3.0%
--------------------------------------------------------------------------------
Aaa       AAA          $2,910       Pima County, AZ,
                                    (Irvington Power), (FGIC),
                                    7.25%, 7/15/10                  $ 3,271,044
--------------------------------------------------------------------------------
                                                                    $ 3,271,044
--------------------------------------------------------------------------------

Insured-General Obligations -- 8.2%
--------------------------------------------------------------------------------
NR        AAA          $1,500       Commonwealth of Puerto
                                    Rico "RIBS", (AMBAC),
                                    Variable
                                    Rate, 7/1/15/(1)/               $ 1,663,125
Aaa       AAA           1,000       Commonwealth of Puerto
                                    Rico, Variable Rate,
                                    (FSA), 7/1/20/(1)/                1,102,500
Aaa       AAA           1,000       Maricopa County, AZ,
                                    Alhambra Elementry School
                                    District (AMBAC), 5.625%,
                                    7/1/13                            1,046,390
Aaa       AAA           1,000       Maricopa County, AZ,
                                    Alhambra School District
                                    (AMBAC),
                                    5.125%, 7/1/13                    1,011,080
Aaa       AAA           1,000       Maricopa County, AZ,
                                    Chandler Unified School
                                    District (FGIC), 6.40%,
                                    7/1/10                            1,083,380
Aaa       AAA           1,000       Maricopa County, AZ,
                                    School District, (MBIA),
                                    6.40%, 7/1/10                     1,083,750
Aaa       AAA           1,000       Maricopa County, AZ,
                                    Tolleson High School
                                    District (MBIA),
                                    5.00%, 7/1/13                     1,003,200
Aaa       AAA           1,000       Puerto Rico (FSA),
                                    Variable
                                    Rate, 7/1/22(1)                   1,116,250
--------------------------------------------------------------------------------
                                                                    $ 9,109,675
--------------------------------------------------------------------------------

Insured-Hospitals -- 17.8%
--------------------------------------------------------------------------------
Aaa       AAA          $2,140       Arizona Health Facilities
                                    Authority, (MBIA), 5.25%,
                                    10/1/26                         $ 2,111,517
Aaa       AAA           2,000       Maricopa County, AZ,
                                    Hospital District No. 1,
                                    (FGIC),
                                    6.125%, 6/1/15                    2,139,400
--------------------------------------------------------------------------------
Aaa       AAA           2,000       Maricopa County, AZ,
                                    Samaritan Health, (MBIA),
                                    7.00%, 12/1/16                    2,491,900
Aaa       AAA           2,000       Mohave County, AZ, (Kingman
                                    Regional MedicalCenter)
                                    (FGIC), 6.50%, 6/1/15             2,187,080
Aaa       AAA           1,000       Pima County, AZ,
                                    (Carondelet Health Care
                                    Corp.) (MBIA),
                                    5.25%, 7/1/12                     1,047,500
Aaa       AAA           3,500       Pima County, AZ, (Tucson
                                    Medical Center) (MBIA),
                                    5.00%, 4/1/15                     3,443,300
Aaa       AAA           1,500       Pima County, AZ, (Tucson
                                    Medical Center) (MBIA),
                                    6.375%, 4/1/12                    1,640,790
Aaa       AAA           1,000       Pima County, AZ,
                                    Industrial Development
                                    Authority, (MBIA), 5.25%,
                                    7/1/11                            1,050,450
Aaa       AAA           1,500       Scottsdale, AZ, Industrial
                                    Development Authority,
                                    (AMBAC), 6.125%, 9/1/17           1,640,175
Aaa       AAA           1,000       University of Arizona
                                    Medical Center Corp.
                                    (MBIA), 5.00%, 7/1/21               963,490
Aaa       AAA           1,000       Yuma, AZ, Industrial
                                    Development Authority,
                                    (MBIA), 5.50%, 8/1/17             1,025,630
--------------------------------------------------------------------------------
                                                                    $19,741,232
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 2.0%
--------------------------------------------------------------------------------
Aaa       AAA          $1,000       Chandler, AZ, Water and
                                    Sewer (FGIC), 6.25%, 7/1/13     $ 1,089,200
Aaa       AAA           1,200       Phoenix, AZ, (Civic
                                    Improvement Corp.) (MBIA),
                                    5.00%, 7/1/18                     1,171,056
--------------------------------------------------------------------------------
                                                                    $ 2,260,256
--------------------------------------------------------------------------------

Special Tax Revenue -- 1.9%
--------------------------------------------------------------------------------
Baa1      A            $1,000       Commonwealth of Puerto
                                    Rico Highway and
                                    Transportation Authority,
                                    5.50%, 7/1/36                   $ 1,022,450
NR        NR            1,000       Virgin Islands Public
                                    Finance Authority, 7.25%,
                                    10/1/18                           1,109,010
--------------------------------------------------------------------------------
                                                                    $ 2,131,460
--------------------------------------------------------------------------------

                       See notes to financial statements

Arizona Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                     Value
--------------------------------------------------------------------------------
Transportation -- 4.8%
--------------------------------------------------------------------------------
 NR        BBB      $3,000     Guam Airport Authority,
                               (AMT), 6.70%, 10/1/23        $   3,233,670
 Baa3      BBB-      2,000     Puerto Rico Port
                               Authority, (American
                               Airlines), (AMT), 6.25%,
                               6/1/26                           2,145,520
--------------------------------------------------------------------------------
                                                            $   5,379,190
--------------------------------------------------------------------------------

Water and Sewer -- 9.1%
--------------------------------------------------------------------------------
 Aa1       AA+      $2,000     Arizona Wastewater
                               Management Authority,
                               6.80%, 7/1/11                $   2,247,080
 A1        AA-       1,000     Central Arizona Water
                               Conservation District,
                               5.50%, 11/1/09                   1,083,490
 Aa3       A         5,000     Phoenix, AZ, (Civic
                               Improvement Corp.), 4.75%,
                               7/1/23                           4,588,299
 Aa3       A         1,100     Phoenix, AZ, (Civic
                               Improvement Corp.), 5.00%,
                               7/1/18                           1,066,648
 A1        A+        1,000     Tuscon, AZ, Water Systems,
                               6.50%, 7/1/16                    1,085,960
--------------------------------------------------------------------------------
                                                            $  10,071,477
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100%
    (identified cost $100,333,893)                          $ 111,035,308
--------------------------------------------------------------------------------

AMT-Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio primarily invests in debt securities issued by Arizona municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 32.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 2.0% to 17.1% of total investments.

/(1)/ Security has been issued as an inverse floater bond.
/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

Colorado Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
------------------- Principal
                    Amount
           Standard (000
Moody's    & Poor's omitted)   Security                      Value
------------------------------------------------------------------------
Electric Utilities -- 1.3%
------------------------------------------------------------------------
 NR        BBB      $  500     Guam Power Authority,
                               6.625%, 10/1/14               $   544,340
------------------------------------------------------------------------
                                                             $   544,340
------------------------------------------------------------------------

Escrowed / Prerefunded -- 9.9%
------------------------------------------------------------------------
 NR        AAA      $4,000     Colorado Health Facilities
                               Authority, (Liberty
                               Heights), (FSA),
                               0.00%, 7/15/24                $   933,920
 Aa2       NR        1,000     Colorado Housing and
                               Finance Authority,
                               Retirement Housing,
                               (Liberty Heights Project),
                               (AMT), 7.55%, 11/1/27           1,128,280
 Aaa       NR        8,500     Dawson Ridge, Metropolitan
                               District #1, Douglas
                               County, CO, 0.00%, 10/1/22      2,122,365
------------------------------------------------------------------------
                                                             $ 4,184,565
------------------------------------------------------------------------

General Obligations -- 2.6%
------------------------------------------------------------------------
 A1        AA       $1,000     Boulder and Gilpin
                               Counties, Boulder Valley
                               School District,
                               6.30%, 12/1/13                $ 1,100,090
------------------------------------------------------------------------
                                                             $ 1,100,090
------------------------------------------------------------------------

Hospitals -- 18.9%
------------------------------------------------------------------------
 NR        NR       $  900     Colorado Health Facilities
                               Authority, (Cleo Wallace
                               Center), 7.00%, 8/1/15        $   935,577
 NR        BBB-        650     Colorado Health Facilities
                               Authority, (National Jewish
                               Center For Immunology and
                               Respiratory Medicine),
                               6.875%, 2/15/12                   675,428
 Baa1      NR        2,000     Colorado Health Facilities
                               Authority, (Parkview
                               Memorial Hospital), 6.125%,
                               9/1/25                          2,053,580
 Baa       BBB       2,050     Colorado Health Facilities
                               Authority, (Rocky Mountain
                               Adventist Heathcare),
                               6.625%, 2/1/13                  2,174,681
 NR        BBB       2,000     Colorado Health Facilities
                               Authority, (Vail Valley
                               Medical Center),
                               6.60%, 1/15/20                  2,116,300
------------------------------------------------------------------------
                                                             $ 7,955,566
------------------------------------------------------------------------

Housing -- 15.4%
------------------------------------------------------------------------
 NR        AAA      $1,000     City of Lakewood,
                               Multi-family Housing, FHA
                               Insured Mortgage Loan,
                               (AMT), 6.65%, 10/1/25         $ 1,058,980
 Aa        AA          750     Colorado Housing and
                               Finance Authority,
                               Multi-family Mortgage
                               Revenue, MFMR, (AMT),
                               6.40%, 10/1/27                    789,615
 Aa2       NR        1,510     Colorado Housing and
                               Finance Authority, Single
                               Family Access Program,
                               7.90%, 12/1/24                  1,697,285
 Aa2       NR          805     Colorado Housing and
                               Finance Authority, Single
                               Family Access Program,
                               8.00%, 12/1/24                    916,831
 Aa2       NR          565     Colorado Housing and
                               Finance Authority, Single
                               Family Housing, (AMT),
                               7.65%, 12/1/25                    636,393
 NR        AAA       1,000     Denver, CO, Multifamily
                               Housing, (Lofts Project),
                               (AMT), 6.15%, 12/1/16           1,037,060
 NR        NR          345     Lake Creek Affordable
                               Housing Corp.,
                               Multi-family, 8.00%, 12/1/23      363,951
------------------------------------------------------------------------
                                                             $ 6,500,115
------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 2.9%
------------------------------------------------------------------------
 A2        NR       $1,250     Commonwealth of Puerto Rico
                               Industrial, Medical and
                               Environmental Pollution
                               Control Facility Finance
                               Authority (American Home
                               Products), 5.10%, 12/1/18     $ 1,227,588
------------------------------------------------------------------------
                                                             $ 1,227,588
------------------------------------------------------------------------

Insured-Electric Utilities -- 2.1%
------------------------------------------------------------------------
 Aaa       AAA      $  300     Commonwealth of Puerto Rico
                               Electric Power Authority,
                               (FSA), Variable
                               Rate, 7/1/03/(1)/             $   342,375
 Aaa       AAA         500     Commonwealth of Puerto
                               Rico, Telephone Authority,
                               (MBIA), Variable Rate,
                               1/16/15/(1)/                      520,625
------------------------------------------------------------------------
                                                             $   863,000
------------------------------------------------------------------------

Insured-General Obligations -- 11.9%
------------------------------------------------------------------------
 Aaa       AAA      $1,000     Douglas and Elbert
                               Counties, Douglas County
                               School District, (MBIA),
                               6.40%, 12/15/11               $ 1,132,960
 Aaa       AAA       1,750     Eagle, Garfield and Routt
                               Counties, School District
                               No. RE 50J, (FGIC), 6.30%,
                               12/1/12                         1,952,545

                       See notes to financial statements

Colorado Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
           Standard (000
Moody's    & Poor's omitted)   Security                      Value
--------------------------------------------------------------------------------
Insured-General Obligations (continued)
--------------------------------------------------------------------------------
 Aaa       AAA      $1,160     Highlands Ranch
                               Metropolitan District No.2,
                               (FSA), 6.50%, 6/15/10(2)      $ 1,363,568
--------------------------------------------------------------------------------
 Aaa       AAA       1,265     Larimer, Weld and Boulder
                               County, CO, (FGIC), 0.00%,
                               12/15/12                          578,067
--------------------------------------------------------------------------------
                                                             $ 5,027,140
--------------------------------------------------------------------------------

Insured-Housing -- 2.6%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     City of Thornton, SCA
                               Realty MFMR, (FSA), 7.10%,
                               1/1/30                        $ 1,095,930
--------------------------------------------------------------------------------
                                                             $ 1,095,930
--------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 2.6%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     City of Broomfield Sales
                               and Use Tax, (AMBAC),
                               6.30%, 12/1/14                $ 1,086,410
--------------------------------------------------------------------------------
                                                             $ 1,086,410
--------------------------------------------------------------------------------

Insured-Transportation -- 1.8%
--------------------------------------------------------------------------------
 Aaa       AAA      $  750     Denver,CO, (Denver
                               International Airport),
                               (AMT), (MBIA),
                               5.75%, 11/15/15               $   776,715
--------------------------------------------------------------------------------
                                                             $   776,715
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 2.3%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Municipal Subdistrict,
                               Northern Colorado Water
                               Conservancy District,
                               (AMBAC), 5.00%, 12/1/17       $   971,340
--------------------------------------------------------------------------------
                                                             $   971,340
--------------------------------------------------------------------------------

Special Tax Revenue -- 4.3%
--------------------------------------------------------------------------------
 Baa1      A        $1,750     Puerto Rico Highway and
                               Transportation Authority,
                               5.50%, 7/1/36                 $ 1,789,288
--------------------------------------------------------------------------------
                                                             $ 1,789,288
--------------------------------------------------------------------------------

Transportation -- 18.9%
--------------------------------------------------------------------------------
 Baa3      BB+      $2,000     Denver, CO, (United
                               Airlines), (AMT), 6.875%,
                               10/1/32                       $ 2,155,060
 Baa1      BBB       1,500     Denver, CO, Airport System
                               Revenue, (AMT), 6.75%,
                               11/15/22                        1,613,130
 Baa1      BBB         750     Denver, CO, Airport System
                               Revenue, (AMT), 7.00%,
                               11/15/25                          800,040
 Baa1      BBB         500     Denver, CO, Airport System
                               Revenue, (AMT), 7.50%,
                               11/15/23                          581,160
 NR        NR       $  500     Eagle County, CO, (Eagle
                               County Airport Terminal
                               Project), (AMT), 7.50%,
                               5/1/21                            530,760
 NR        BBB         750     Guam Airport Authority,
                               (AMT), 6.60%, 10/1/10             808,635
 NR        BBB         100     Guam Airport Authority,
                               (AMT), 6.70%, 10/1/23             107,789
 Baa3      BBB-      1,250     Puerto Rico Port Authority,
                               (American Airlines), (AMT),
                               6.25%, 6/1/26                   1,340,950
--------------------------------------------------------------------------------
                                                             $ 7,937,524
--------------------------------------------------------------------------------

Water and Sewer -- 2.5%
--------------------------------------------------------------------------------
 NR        NR       $1,000     Cottonwood Water and
                               Sanitation District, 7.75%,
                               12/1/20                       $ 1,038,040
--------------------------------------------------------------------------------
                                                             $ 1,038,040
--------------------------------------------------------------------------------

Total Tax-Exempt Investments --100%
    (identified cost $38,187,386)                            $42,097,651

--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
    Minimum Tax.

The portfolio invests primarily in debt securities issued by Colorado municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 28.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 4.6% to 8.9% of total investments.

(1) Security has been issued as an inverse floater bond.

(2) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.


                       See notes to financial statements

Connecticut Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited) Principal
------------------- Amount
           Standard (000
Moody's    & Poor's omitted)   Security                     Value
-------------------------------------------------------------------------
Education -- 8.8%
-------------------------------------------------------------------------
 NR        BBB-     $4,775     Connecticut Health and
                               Education Facilities
                               Authority, (Quinnipiac
                               College), 6.00%, 7/1/23      $   4,834,640
 Baa3      BBB-      1,000     Connecticut HEFA, (Sacred
                               Heart University), 5.80%,
                               7/1/23                             990,680
 Ba2       BBB-      5,500     Connecticut HEFA,
                               (University of Hartford),
                               6.80%, 7/1/22                    5,651,854
 Aaa       AAA       3,400     Connecticut HEFA, (Yale
                               University), Variable
                               Rate, 6/10/30/(1)/               3,672,000
-------------------------------------------------------------------------
                                                            $  15,149,174
-------------------------------------------------------------------------

Electric Utilities -- 5.0%
-------------------------------------------------------------------------
 NR        BBB      $1,100     Guam Power Authority,
                               6.625%, 10/1/14              $   1,197,548
 NR        NR        3,625     Guam Power Authority
                               Revenue Bonds, 6.30%,
                               10/1/22                          3,783,630
 NR        NR        3,365     Virgin Islands Water and
                               Power Authority, 7.40%,
                               7/1/11                           3,652,909
-------------------------------------------------------------------------
                                                            $   8,634,087
-------------------------------------------------------------------------

Escrowed / Prerefunded -- 1.5%
-------------------------------------------------------------------------
 NR        A        $1,000     Connecticut HEFA, (Sacred
                               Heart University), 6.80%,
                               7/1/12                       $   1,128,530
 A1        AAA         645     Connecticut Special Tax
                               Obligation Bonds, (STOB),
                               Transportation
                               Infrastructure Purposes,
                               6.50%, 7/1/09                      687,080
 NR        AA-         650     State of Connecticut,
                               General Obligations Bonds,
                               6.875%, 7/15/10                    711,913
-------------------------------------------------------------------------
                                                            $   2,527,523
-------------------------------------------------------------------------

General Obligations -- 1.6%
-------------------------------------------------------------------------
 Aa2       AA       $1,270     City of Danbury, 4.50%,
                               2/1/14                       $   1,196,492
 NR        BBB         500     Government of Guam,
                               5.40%, 11/15/18                    494,345
 Aa3       AA-       1,750     State of Connecticut,
                               Capital Appreciation
                               Bonds,
                               0.00%, 11/1/09                     974,698
-------------------------------------------------------------------------
                                                            $   2,665,535
-------------------------------------------------------------------------

Hospitals -- 8.6%
-------------------------------------------------------------------------
 Baa2      NR       $5,400     Connecticut HEFA, (Griffin
                               Hospital), 5.75%, 7/1/23     $   5,349,402
 NR        BBB-      2,000     Connecticut HEFA, (New
                               Britan Memorial Hospital),
                               7.75%, 7/1/22                    2,173,580
 NR        A+        1,100     Connecticut HEFA, (William
                               W. Backus Hospital),
                               6.00%, 7/1/12                    1,142,108
 NR        A+        5,780     Connecticut HEFA, (William
                               W. Backus Hospital),
                               6.375%, 7/1/22                   6,125,296
-------------------------------------------------------------------------
                                                            $  14,790,386
-------------------------------------------------------------------------

Housing -- 12.4%
-------------------------------------------------------------------------
 Aa        AA       $1,695     Connecticut HFA, MRB,
                               6.35%, 5/15/17               $   1,785,716
 Aa        AA          210     Connecticut HFA, MRB,
                               6.55%, 11/15/13                    220,886
 Aa        AA        2,490     Connecticut HFA, MRB,
                               6.60%, 11/15/23                  2,627,946
 Aa        AA        5,315     Connecticut HFA, MRB,
                               6.70%, 11/15/12                  5,668,340
 Aa        AA        1,685     Connecticut HFA, MRB,
                               6.75%, 11/15/23                  1,792,840
 Aa        AA          200     Connecticut HFA, MRB,
                               7.00%, 11/15/09                    212,262
 Aa        AA           15     Connecticut HFA, MRB,
                               7.625%, 11/15/17                    15,400
 Aa        AA        3,000     Connecticut HFA, MRB,
                               6.20%, 5/15/14                   3,133,230
 Aa        AA        4,735     Connecticut HFA, MRB,
                               (AMT), 6.20%, 11/15/22           4,927,241
 Aa        AA          755     Connecticut HFA, MRB,
                               (AMT), 6.90%, 5/15/20              808,250
 Aa        NR          100     Connecticut HFA, MRB,
                               (AMT), 7.40%, 11/15/99             102,353
-------------------------------------------------------------------------
                                                            $  21,294,464
-------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 2.5%
-------------------------------------------------------------------------
 Aaa       AAA      $1,000     Connecticut Development
                               Authority PCR, (Pfizer
                               Inc.), 6.55%, 2/15/13        $   1,099,750
 NR        NR        3,065     Connecticut Development
                               Authority, Airport
                               Facility, (Signature
                               Flight), (AMT), 6.625%,
                               12/1/14                          3,181,930
-------------------------------------------------------------------------
                                                            $   4,281,680
-------------------------------------------------------------------------

                       See notes to financial statements

Connecticut Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D



Ratings (Unaudited)
------------------  Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                     Value
--------------------------------------------------------------------------------
Insured-Education -- 5.4%
--------------------------------------------------------------------------------
 Aaa       AAA      $4,000     Connecticut HEFA, (Choate
                               Rosemary College), (MBIA),
                               5.00%, 7/1/27                $   3,885,000

 Aaa       AAA       1,555     Connecticut HEFA, (Choate
                               Rosemary College), (MBIA),
                               6.80%, 7/1/15/(2)/               1,786,415

 Aaa       AAA       1,000     University of Connecticut,
                               (FGIC), 5.00%, 2/1/16              986,940

 Aaa       AAA       2,525     University of Connecticut,
                               (MBIA), 5.25%, 4/1/14            2,577,874
--------------------------------------------------------------------------------
                                                            $   9,236,229
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 1.8%
--------------------------------------------------------------------------------
 Aaa       AAA      $3,160     Connecticut Municipal
                               Electric Energy
                               Cooperative Bonds (MBIA),
                               5.00%, 1/1/18                $   3,080,937
--------------------------------------------------------------------------------
                                                            $   3,080,937
--------------------------------------------------------------------------------

Insured-General Obligations -- 1.3%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     City of New Britain,
                               (MBIA), 6.00%, 3/1/12        $   1,128,150

 Aaa       AAA       1,000     Puerto Rico Commonwealth,
                               (MBIA), 5.375%, 7/1/25           1,009,520
--------------------------------------------------------------------------------
                                                            $   2,137,670
--------------------------------------------------------------------------------

Insured-Hospitals -- 9.1%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Connecticut HEFA,
                               (Bridgeport Hospital),
                               (MBIA), 6.625%, 7/1/18       $   1,108,350

 Aaa       AAA       1,000     Connecticut HEFA, (Danbury
                               Hospital), (AMBAC),
                               5.375%, 7/1/17                   1,008,290

 Aaa       AAA       1,000     Connecticut HEFA,
                               (Hospital of St. Raphael),
                               (AMBAC), 6.50%, 7/1/11           1,180,040

 Aaa       AAA       1,500     Connecticut HEFA,
                               (Hospital of St. Raphael),
                               (AMBAC), 6.625%, 7/1/14          1,643,535

 Aaa       AAA       5,750     Connecticut HEFA,
                               (Lawrence and Memorial
                               Hospital), (MBIA),
                               5.00%, 7/1/22                    5,504,993

 Aaa       AAA       2,965     Connecticut HEFA,
                               (Veterans Memorial Medical
                               Center), (MBIA), 5.375%,
                               7/1/15                           3,029,993

 Aaa       AAA       2,000     Connecticut HEFA, (Yale-New
                               Haven Hospital),
                               (MBIA), 6.50%, 7/1/12            2,205,780
--------------------------------------------------------------------------------
                                                            $  15,680,981
--------------------------------------------------------------------------------

Insured-Housing -- 0.2%
--------------------------------------------------------------------------------
 Aaa       AAA      $  305     Puerto Rico Housing
                               Finance Corp., (AMBAC),
                               7.50%, 10/1/11               $     318,984
--------------------------------------------------------------------------------
                                                            $     318,984
--------------------------------------------------------------------------------

Insured-Transportation -- 5.6%
--------------------------------------------------------------------------------
 Aaa       AAA      $8,200     State of Connecticut,
                               Airport Revenue Bonds,
                               (Bradley International),
                               (FGIC), 7.65%, 10/1/12       $   9,634,835
--------------------------------------------------------------------------------
                                                            $   9,634,835
--------------------------------------------------------------------------------

Nursing Homes -- 14.2%
--------------------------------------------------------------------------------
 NR        NR       $1,240     Connecticut Development
                               Authority, (Baptist
                               Homes), 9.00%, 9/1/22        $   1,408,826

 A2        NR        9,000     Connecticut Development
                               Authority, Health Care
                               Bonds, (Duncaster), 6.75%,
                               9/1/15                           9,754,292

 A1        AA-         720     Connecticut HEFA, (NHP),
                               (Highland View), (AMT),
                               7.00%, 11/1/07                     830,484

 A1        AA-       1,305     Connecticut HEFA, (NHP),
                               (Sharon Healthcare),
                               6.25%, 11/1/14                   1,417,139

 A1        AA-         655     Connecticut HEFA, (NHP),
                               (St. Camillus), 6.25%,
                               11/1/18                            706,306

 A1        AA-       3,250     Connecticut HEFA, (NHP),
                               (St. Joseph's Manor),
                               6.25%, 11/1/16                   3,514,843

 A1        AA-         335     Connecticut HEFA, (NHP),
                               (Wadsworth Glen), (AMT),
                               7.00%, 11/1/07                     386,406

 A1        AA-       2,000     Connecticut HEFA, (NHP),
                               (Wadsworth Glen), (AMT),
                               7.50%, 11/1/16                   2,336,700

 A1        AA-       3,000     Connecticut HEFA, (NHP),
                               (Windsor), 7.125%, 11/1/14       3,453,090

 A1        AA-         500     Connecticut HEFA, (NHP),
                               (Windsor), 7.125%, 11/1/24         573,860
--------------------------------------------------------------------------------
                                                            $  24,381,946
--------------------------------------------------------------------------------

Solid Waste -- 10.2%
--------------------------------------------------------------------------------
 A         NR       $2,500     Bristol Resource Recovery
                               Facility Operating
                               Committee (Ogden Martin
                               Systems), 6.50%, 7/1/14      $   2,712,625

 A2        A         4,250     Connecticut Resources
                               Recovery Authority,
                               (American REF-FUEL Co.),
                               (AMT), 6.45%, 11/15/22           4,517,240

                       See notes to financial statements

Connecticut Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                     Value
--------------------------------------------------------------------------------
Solid Waste (continued)
--------------------------------------------------------------------------------
 Baa1      AA-      $  450     Connecticut Resources
                               Recovery Authority,
                               (American REF-FUEL Co.),
                               (AMT), 8.00%, 11/15/15       $     483,134
 A2        A         1,000     Connecticut Resources
                               Recovery Authority,
                               (American REF-FUEL Co.),
                               (AMT), 8.10%, 11/15/15           1,074,100
 NR        A-        8,970     Eastern Connecticut
                               Resource Recovery
                               Authority, (Wheelabrator
                               Lisbon), (AMT), 5.50%,
                               1/1/20                           8,741,892
--------------------------------------------------------------------------------
                                                            $  17,528,991
--------------------------------------------------------------------------------

Special Tax Revenue -- 7.1%
--------------------------------------------------------------------------------
 Baa1      A        $4,965     Puerto Rico Highway and
                               Transportation Authority,
                               5.50%, 7/1/15                $   5,190,262
 A1        AA-       3,180     State of Connecticut,
                               (STOB), 6.125%, 9/1/12           3,602,717
 A1        AA-       2,000     State of Connecticut,
                               (STOB), 6.50%, 10/1/12           2,346,560
 NR        NR        1,000     Virgin Islands Public
                               Finance Authority, 7.25%,
                               10/1/18                          1,109,010
--------------------------------------------------------------------------------
                                                            $  12,248,549
--------------------------------------------------------------------------------

Student Loans -- 2.6%
--------------------------------------------------------------------------------
 A1        NR       $1,250     Connecticut Higher
                               Education Supplemental
                               Loan Authority Revenue
                               Bonds, (AMT),
                               6.20%, 11/15/09              $   1,328,738
 A1        NR          410     Connecticut Higher
                               Education Supplemental
                               Loan Authority Revenue
                               Bonds, (AMT),
                               7.375%, 11/15/05                   429,131
 A1        NR        2,565     Connecticut Higher
                               Education Supplemental
                               Loan Authority Revenue
                               Bonds, (AMT),
                               7.50%, 11/15/10                  2,682,400
--------------------------------------------------------------------------------
                                                            $   4,440,269
--------------------------------------------------------------------------------

Transportation -- 1.3%
--------------------------------------------------------------------------------
 NR        BBB      $2,000     Guam Airport Authority,
                               (AMT), 6.70%, 10/1/23        $   2,155,780
--------------------------------------------------------------------------------
                                                            $   2,155,780
--------------------------------------------------------------------------------

Water and Sewer -- 0.8%
--------------------------------------------------------------------------------
 Aaa       AA+      $1,250     State of Connecticut Clean
                               Water Fund Revenue Bonds,
                               6.00%, 10/1/12               $   1,414,538
--------------------------------------------------------------------------------
                                                            $   1,414,538
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100%
    (identified cost $162,032,152)                          $ 171,602,558
--------------------------------------------------------------------------------

AMT -- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
    Minimum Tax.

The portfolio invests primarily in debt securities issued by Connecticut municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 18.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 1.8% to 7.6% of total investments.

(1) Security has been issued as an inverse floater bond.

(2) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.


                       See notes to financial statements

Michigan Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%



Ratings (Unaudited)
------------------- Principal
                    Amount
           Standard (000
Moody's    & Poor's omitted)   Security                     Value
--------------------------------------------------------------------------
Electric Utilities -- 2.7%
--------------------------------------------------------------------------
 NR        BBB      $1,000     Guam Power Authority,
                               6.625%, 10/1/14              $   1,088,680
 Baa1      BBB+        500     Michigan South Central
                               Power Agency Supply
                               System, 6.75%, 11/1/10             541,185
 Baa1      BBB       1,780     Monroe County, MI, PCR,
                               (Detroit Edison Project)
                               (AMT), 7.75%, 12/1/19            1,934,290
 Baa1      BBB+        365     Puerto Rico Electric Power
                               Authority, 7.125%, 7/1/14          391,817
-------------------------------------------------------------------------
                                                            $   3,955,972
-------------------------------------------------------------------------

Escrowed / Prerefunded -- 6.0%
-------------------------------------------------------------------------
 NR        NR       $2,550     Clintondale, MI, Community
                               Schools, 6.75%, 5/1/24       $   2,883,158
 Aaa       AAA       1,000     Lake Orion, MI, School
                               District General
                               Obligations (AMBAC),
                               7.00%, 5/1/20                    1,173,700
 Aaa       AAA         750     Michigan HFA, (Oakwood
                               Hospital) (FGIC), 7.20%,
                               11/1/15                            829,073
 Aaa       AAA       3,500     Monroe County, MI, EDA,
                               (Mercy Memorial Hospital),
                               (MBIA), 7.00%, 9/1/21            3,933,685
-------------------------------------------------------------------------
                                                            $   8,819,616
-------------------------------------------------------------------------

General Obligations -- 5.3%
-------------------------------------------------------------------------
 Aa2       AA       $  500     Avondale School District,
                               MI, School Building and
                               Site, 6.75%, 5/1/14          $     544,415
 Baa2      BBB       5,295     Detroit, MI, 6.35%, 4/1/14       5,637,638
 Baa2      BBB         500     Detroit, MI, 6.70%, 4/1/10         551,585
 Aa2       AA        1,000     Mattawan, MI, Consolidated
                               Schools, 6.40%, 5/1/09           1,099,710
-------------------------------------------------------------------------
                                                            $   7,833,348
-------------------------------------------------------------------------

Hospitals -- 16.1%
-------------------------------------------------------------------------
 NR        BBB      $2,000     Michigan HFA, (Central
                               Michigan Community
                               Hospital), 6.25%, 10/1/27    $   2,069,700
 A2        A         4,225     Michigan HFA, (Detroit
                               Medical Center Obligated
                               Group), 5.50%, 8/15/23           4,230,831
 A2        A         4,000     Michigan HFA, (Detroit
                               Medical Center Obligated
                               Group), 6.25%, 8/15/13           4,275,680
 A2        A           450     Michigan HFA, (Detroit
                               Medical Center Obligated
                               Group), 7.50%, 8/15/11             501,372
 Aa        AA          250     Michigan HFA, (Henry Ford
                               Continuing Care Corp.),
                               6.75%, 7/1/11                      272,483
 A1        NR        9,000     Michigan HFA, (McLaren
                               Obligated Group), 4.50%,
                               10/15/21                         7,912,349
 A2        A         4,130     Michigan HFA, (MidMichigan
                               Obligated Group),
                               6.625%, 6/1/10                   4,283,925
-------------------------------------------------------------------------
                                                            $  23,546,340
-------------------------------------------------------------------------

Housing -- 1.4%
-------------------------------------------------------------------------
 NR        A+       $1,020     Michigan HDA Rental
                               Housing, (AMT), 7.15%,
                               4/1/10                       $   1,089,166
 NR        AA+       1,000     Michigan HDA, SFMR, (AMT),
                               6.20%, 12/1/27                   1,040,380
-------------------------------------------------------------------------
                                                            $   2,129,546
-------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 9.8%
-------------------------------------------------------------------------
 Baa1      BBB      $3,970     Dickinson, MI, PCR,
                               (Champion International),
                               5.85%, 10/1/18               $   4,115,898
 A3        A-        5,970     Michigan Strategic Fund,
                               (General Motors Corp.),
                               6.20%, 9/1/20                    6,306,409
 NR        BB-         110     Michigan Strategic Fund,
                               (KMart, Corp.), 6.80%,
                               6/15/07                            115,137
 NR        NR        3,000     Michigan Strategic Fund,
                               (S.D. Warren Co.) (AMT),
                               7.375%, 1/15/22                  3,224,520
 NR        BB-         530     Richmond, MI, EDC, (Kmart
                               Corp.), 6.625%, 1/1/07             557,624
-------------------------------------------------------------------------
                                                            $  14,319,588
-------------------------------------------------------------------------

Insured-Education -- 7.2%
-------------------------------------------------------------------------
 Aaa       AAA      $  500     Eastern Michigan
                               University, (AMBAC),
                               6.375%, 6/1/14               $     545,220
 Aaa       AAA       2,870     Eastern Michigan
                               University, (FGIC), 5.50%,
                               6/1/27                           2,920,656
 Aaa       AAA       3,360     Ferris State University,
                               MI, (MBIA), 5.25%, 10/1/20       3,302,275
 Aaa       AAA       1,000     Grand Rapids, MI,
                               Community College, (MBIA),
                               5.375%, 5/1/19                   1,005,180

                       See notes to financial statements

Michigan Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                     Value
--------------------------------------------------------------------------------
Insured-Education (continued)
--------------------------------------------------------------------------------
 Aaa       AAA      $  500     Western Michigan
                               University, (AMBAC),
                               6.50%, 7/15/21               $     546,335
 Aaa       AAA       2,350     Western Michigan
                               University, (FGIC), 5.00%,
                               7/15/21                          2,261,076
--------------------------------------------------------------------------------
                                                            $  10,580,742
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 3.7%
--------------------------------------------------------------------------------
 Aaa       AAA      $  300     Michigan Strategic Fund,
                               (Detroit Edison Co.)
                               (FGIC), 6.95%, 5/1/11        $     365,985
 Aaa       AAA       4,000     Michigan Strategic Fund,
                               (Detroit Edison Co.)
                               (FGIC), 6.95%, 9/1/21            4,447,400
 Aaa       AAA         550     Monroe County, MI, PCR,
                               (Detroit Edison Co.)
                               (FGIC) (AMT), 7.65%, 9/1/20        608,416
--------------------------------------------------------------------------------
                                                            $   5,421,801
--------------------------------------------------------------------------------

Insured-General Obligations -- 11.5%
--------------------------------------------------------------------------------
 Aaa       AAA      $  500     Detroit, MI, (FGIC),
                               5.50%, 4/1/16                $     510,480
 Aaa       AAA       4,750     Grand Ledge, MI, School
                               District, (MBIA), 5.375%,
                               5/1/24                           4,765,675
 Aaa       AAA       2,000     Holland, MI, School
                               District, (AMBAC), 0.00%,
                               5/1/17                             711,780
 Aaa       AAA       3,000     Kalamazoo, MI, Public
                               Library, (MBIA), 5.40%,
                               5/1/14                           3,180,420
 Aaa       AAA       1,500     Lincoln Park, MI, School
                               District, (FGIC), 5.90%,
                               5/1/26                           1,585,755
 Aaa       AAA       2,000     Livonia, MI, School
                               District, (FGIC), 5.125%,
                               5/1/22                           1,951,880
 Aaa       AAA       1,300     Mason, MI, School
                               District, (FGIC), 5.40%,
                               5/1/21                           1,309,685
 Aaa       AAA       2,610     Okemos, MI, Public
                               Schools, (MBIA), 0.00%,
                               5/1/16                             987,755
 Aaa       AAA         250     Traverse, MI, Public
                               Schools, (MBIA), 5.70%,
                               5/1/16                             261,500
 Aaa       AAA       1,500     Ypsilanti, MI, School
                               District, (FGIC), 5.375%,
                               5/1/26                           1,507,215
--------------------------------------------------------------------------------
                                                            $  16,772,145
--------------------------------------------------------------------------------

Insured-Hospitals -- 7.1%
--------------------------------------------------------------------------------
 Aaa       AAA      $3,500     Jackson, MI, HFA, (W.A.
                               Foote Memorial) (FGIC),
                               4.75%, 6/1/15                $   3,256,505
 Aaa       AAA       3,500     Kent, MI, HFA,
                               (Butterworth Health
                               System), (MBIA),
                               6.125%, 1/15/21                  3,764,320
 Aaa       AAA       3,200     Michigan HFA, (Linked
                               Bulls & Bears) (FSA),
                               6.10%, 8/15/22                   3,337,184
--------------------------------------------------------------------------------
                                                            $  10,358,009
--------------------------------------------------------------------------------

Insured-Housing -- 1.8%
--------------------------------------------------------------------------------
 Aaa       AAA      $  500     Michigan HDA, (Parkway
                               Meadows Project) (FSA),
                               6.85%, 10/15/18              $     536,725
 Aaa       AAA       2,075     Michigan HDA, SFMR,
                               (AMBAC), (AMT), 6.05%,
                               12/1/27                          2,149,347
--------------------------------------------------------------------------------
                                                            $   2,686,072
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 8.8%
--------------------------------------------------------------------------------
 Aaa       AAA      $  300     Clinton Township, MI,
                               Water and Sewage System,
                               (AMBAC), 4.75%, 7/1/09       $     299,178
 Aaa       AAA         400     Clinton Township, MI,
                               Water and Sewage System,
                               (AMBAC), 4.75%, 7/1/10             395,044
 Aaa       AAA         400     Clinton Township, MI,
                               Water and Sewage System,
                               (AMBAC), 4.75%, 7/1/11             391,612
 Aaa       AAA         400     Clinton Township, MI,
                               Water and Sewage System,
                               (AMBAC), 4.75%, 7/1/12             387,108
 Aaa       AAA       8,180     Detroit City, MI, Water
                               Supply System, (FGIC),
                               4.75%, 7/1/19                    7,640,692
 Aaa       AAA       3,425     Detroit City, MI, Water
                               Supply System, (FGIC),
                               6.25%, 7/1/12                    3,740,032
--------------------------------------------------------------------------------
                                                            $  12,853,666
--------------------------------------------------------------------------------

Life Care -- 1.8%
--------------------------------------------------------------------------------
 NR        BBB      $1,500     Kalamazoo Michigan
                               Economic Development,
                               6.25%, 5/15/27               $   1,554,315
 NR        NR        1,000     Michigan HFA,
                               (Presbyterian Village),
                               6.50%, 1/1/25                    1,044,550
--------------------------------------------------------------------------------
                                                            $   2,598,865
--------------------------------------------------------------------------------

Miscellaneous -- 4.7%
--------------------------------------------------------------------------------
 NR        A        $  590     Michigan Municipal Bond
                               Authority Local Government
                               Loan, 6.90%, 5/1/21          $     652,481
 Aa2       AA        2,550     Michigan Municipal Bond
                               Authority Local Government
                               Loan-Qualified School,
                               6.50%, 5/1/07                    2,851,716

                       See notes to financial statements

Michigan Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
           Standard (000
Moody's    & Poor's omitted)   Security                     Value
--------------------------------------------------------------------------------
Miscellaneous (continued)
--------------------------------------------------------------------------------
 NR        A-       $1,770     Michigan Strategic
                               Environmental Research
                               Institute,
                               6.375%, 8/15/12              $   1,900,785
 NR        NR        1,500     Pittsfield Township, MI,
                               EDC, (Arbor Hospice
                               Project),
                               7.875%, 8/15/27                  1,476,360
--------------------------------------------------------------------------------
                                                            $   6,881,342
--------------------------------------------------------------------------------

Pooled Loans -- 2.0%
--------------------------------------------------------------------------------
 NR        A        $1,825     Michigan Muni Bond
                               Authority Local Government
                               Loan, 6.75%, 5/1/12          $   2,053,892
 Aa2       AA          760     Michigan Municipal Parking
                               Bond Authority, 6.50%,
                               11/1/08                            846,123
--------------------------------------------------------------------------------
                                                            $   2,900,015
--------------------------------------------------------------------------------

Solid Waste -- 0.7%
--------------------------------------------------------------------------------
 Ba1       BBB-     $1,000     Central Wayne County, MI,
                               Sanitation Authority,
                               6.50%, 7/1/07                $   1,070,070
--------------------------------------------------------------------------------
                                                            $   1,070,070
--------------------------------------------------------------------------------

Special Tax Revenue -- 6.8%
--------------------------------------------------------------------------------
 NR        BBB+     $  250     Battle Creek, MI, Downtown
                               Development Authority Tax
                               Increment, 7.60%, 5/1/16     $     292,450
 NR        BBB+      1,315     Battle Creek, MI, Downtown
                               Development Authority Tax
                               Increment, 7.65%, 5/1/22         1,542,022
 NR        A         6,550     Detroit, MI, (Convention
                               Facility Cobo Hall
                               Expansion Project), 5.25%,
                               9/30/12/(1)/                     6,492,097
 NR        A-        3,050     Detroit, MI, Downtown Tax
                               Increment, 0.00%, 7/1/16         1,047,553
 NR        A-        2,000     Detroit, MI, Downtown Tax
                               Increment, 0.00%, 7/1/20           541,900
--------------------------------------------------------------------------------
                                                            $   9,916,022
--------------------------------------------------------------------------------

Transportation -- 2.6%
--------------------------------------------------------------------------------
 Baa3      BBB-     $3,500     Puerto Rico Port
                               Authority, (American
                               Airlines), (AMT), 6.25%,
                               6/1/26                       $   3,754,660
--------------------------------------------------------------------------------
                                                            $   3,754,660
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100%
    (identified cost $133,350,836)                          $146,397,819
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 44.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 2.6% to 22.5%.

(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.


                       See notes to financial statements

Minnesota Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
------------------- Principal
                    Amount
           Standard (000
Moody's    & Poor's omitted)   Security                      Value
--------------------------------------------------------------------------------
Assisted Living -- 1.6%
--------------------------------------------------------------------------------
 NR        NR         $1,000    St. Paul, MN, Housing
                                and Redevelopment,
                                (Elder Care Institute,
                                Inc.), 8.75%, 11/1/24           $1,136,410
--------------------------------------------------------------------------------
                                                                $1,136,410
--------------------------------------------------------------------------------

Education -- 3.2%
--------------------------------------------------------------------------------

 Baa2      NR         $  500    Minnesota Higher
                                Education Facilities
                                Authority, (St. Mary's
                                College), 6.15%, 10/1/23        $  519,805

 A3        NR            100    Minnesota State
                                Higher Education
                                Facilities Authority,
                                (St. Olaf College),
                                6.25%, 4/1/10                      100,213

 A3        NR            500    Minnesota State Higher
                                Education Facilities,
                                (St. John's University),
                                5.40%, 10/1/22                     501,900

 A2        NR          1,100    Minnesota State
                                Higher Education
                                Facilities,
                                (University of St. Thomas),
                                5.40%, 4/1/22                    1,108,976
-------------------------------------------------------------------------------
                                                                $2,230,894
-------------------------------------------------------------------------------

Electric Utilities -- 4.0%
-------------------------------------------------------------------------------
 Baa1       BBB+      $1,130    Bass Brook, MN,
                                Pollution Control
                                Revenue, (Minnesota
                                Power and Light), 6.00%,
                                7/1/22                          $1,163,651

 A2         A            500    Northern Municipal
                                Power Agency, Minnesota
                                Electric, 7.25%,
                                1/1/16                             530,380

 A2         A+         1,100    Southern Minnesota
                                Municipal Power
                                Agency, 5.00%,
                                1/1/12                           1,081,663
-------------------------------------------------------------------------------
                                                                $2,775,694
-------------------------------------------------------------------------------

Escrowed / Prerefunded -- 3.3%
-------------------------------------------------------------------------------
 Aaa     AAA           $ 150    Minnesota Public
                                Facilities Authority,
                                Pollution Control,
                                Prerefunded to 3/1/01,
                                6.70%, 3/1/13                   $  165,701

 Aaa     AAA             100    Minnesota Public
                                Facilities Authority,
                                Pollution Control,
                                Prerefunded to 3/1/99,
                                7.00%, 3/1/09                      106,557

 Aaa     AAA           1,700    State of Minnesota,
                                Prerefunded to 8/1/02,
                                Variable Rate, 8/1/11/(1)/       2,018,750
-------------------------------------------------------------------------------
                                                                $2,291,008
-------------------------------------------------------------------------------

General Obligations -- 4.1%
-------------------------------------------------------------------------------
 Aaa     AAA           $ 200    Minneapolis and St. Paul,
                                MN, Apartments Commission,
                                (AMT), 6.60%, 1/1/09            $  217,144

 Aaa     AAA             300    Minneapolis and St. Paul,
                                MN, Apartments Commission,
                                (AMT), 6.60%, 1/1/10               325,092

 A1      AA-             200    St. Cloud, MN,
                                Variable Rate, 8/1/13/(1)/         222,000

 Aaa     AAA           1,000    State of Minnesota,
                                5.40%, 8/1/13                    1,023,740

 Aaa     AAA           1,000    State of Minnesota, (Duluth
                                Airport), (AMT),
                                6.25%, 8/1/14                    1,088,470
-------------------------------------------------------------------------------
                                                                $2,876,446
-------------------------------------------------------------------------------

Hospitals -- 14.5%
-------------------------------------------------------------------------------
 A       A-           $1,250    Minneapolis and St. Paul,
                                MN, Housing and
                                Redevelopment Authority,
                                (Group Health Plan, Inc.),
                                6.75%, 12/1/13                  $1,380,313

 A       A-              250    Minneapolis and St. Paul,
                                MN, Housing and
                                Redevelopment Authority,
                                (Group Health Plan, Inc.),
                                6.90%, 10/15/22                    276,438

 NR      BBB+          2,120    Red Wing, MN, Health Care
                                Facilities, 6.50%, 9/1/22        2,232,699

 NR      AA+           2,200    Rochester, MN, Health Care
                                Facilities, (AMT), Variable
                                Rate, 11/15/15/(1)/              2,491,499

 Baa     BBB           1,000    St. Paul, MN, Housing
                                and Redevelopment
                                Authority, (Healtheast),
                                6.625%, 11/1/17                  1,065,510

 Baa     BBB           2,500    St. Paul, MN, Housing
                                and Redevelopment
                                Authority, (Healtheast),
                                6.625%, 11/1/17                  2,663,774
-------------------------------------------------------------------------------
                                                               $10,110,233
-------------------------------------------------------------------------------

Housing -- 23.6%
-------------------------------------------------------------------------------
 NR      AAA          $  300    Coon Rapids, MN,
                                Multifamily Housing,
                                (Browns Meadow), (FHA),
                                (AMT), 6.85%, 8/1/33           $   313,560

 NR      AAA           1,395    Dakota County, MN,
                                Housing and Redevelopment
                                Authority, (GNMA),
                                7.375%, 12/1/29/(2)/             1,527,999

 Aaa     NR              500    Eagan, MN,
                                Multifamily Revenue,
                                (Woodridge Apartments),
                                (GNMA), 5.95%, 2/1/32              511,710

 Aaa     NR              500    Little Canada, MN,
                                Facilities Revenue,
                                (Cedars Lakeside) (GNMA),
                                5.90%, 8/1/20                      513,445


                       See notes to financial statements

Minnesota Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited) Principal
------------------- Amount
           Standard (000
Moody's    & Poor's omitted)   Security                      Value
-------------------------------------------------------------------------------

Housing (continued)
------------------------------------------------------------------------------
 Aaa         NR     $    500    Little Canada, MN,
                                Facilities Revenue,
                                (Cedars Lakeside) (GNMA),
                                5.95%, 2/1/32                 $    511,710

 Aa          NR        1,200    Maplewood, MN,
                                Multifamily Housing,
                                (Beaver Creek), (FHA),
                                6.50%, 9/1/24                    1,264,656

 NR          AAA          90    Minneapolis and
                                St. Paul, MN,
                                Housing Finance
                                Board, SFM, (GNMA), (AMT),
                                7.30%, 8/1/31                       95,297

 Aa2         AA+         400    Minnesota State
                                Housing Finance Agency,
                                SFM, 6.95%, 7/1/16                 425,660

 Aa2         AA+       4,035    Minnesota State
                                Housing Finance Agency,
                                SFM, (AMT),
                                6.50%, 1/1/26                    4,217,865

 Aa2         AA+       1,000    Minnesota State
                                Housing Finance Agency,
                                SFM, (AMT),
                                6.75%, 7/1/12                    1,056,930

 Aa2         AA+         660    Minnesota State
                                Housing Finance Agency,
                                SFM, (AMT),
                                6.75%, 1/1/26                      695,290

 Aa2         AA+       1,235    Minnesota State
                                Housing Finance Agency,
                                SFM, (AMT),
                                6.85%, 1/1/24                    1,305,062

 Aa2         AA+         380    Minnesota State
                                Housing Finance Agency,
                                SFM, (AMT),
                                7.05%, 7/1/22                      398,552

 Aa          NR        1,250    St. Louis Park, MN,
                                Multifamily Revenue,
                                (Knollwood Apartments),
                                (FHA), 6.25%, 12/1/28            1,296,088

 Aaa         NR        1,685    St. Paul, MN,
                                Housing and Redevelopment
                                Authority, Multifamily
                                Housing, (Cliffe
                                Apartments), (GNMA),
                                6.00%, 1/1/31                    1,732,197

 NR          AAA         330    St. Paul, MN,
                                Housing and Redevelopment
                                Authority, SFM, (FNMA),
                                6.90%, 12/1/21                     348,114

 NR          AAA         210    St. Paul, MN,
                                Housing and Redevelopment
                                Authority, SFM, (FNMA),
                                6.95%, 12/1/31                     221,195
------------------------------------------------------------------------------
                                                               $16,435,330
------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 7.6%
------------------------------------------------------------------------------
 NR          A-       $1,000    Cloquet, MN,
                                Pollution Control
                                Revenue, (Potlach Corp.),
                                5.90%, 10/1/26                  $1,035,830
------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue (continued)
------------------------------------------------------------------------------
 NR          A-        $ 750    Minneapolis, MN,
                                Community
                                Development Agency,
                                6.00%, 6/1/11                   $  772,193

 NR          A-          100    Minneapolis, MN,
                                Community Development
                                Agency, 7.35%, 12/1/09             106,581

 NR          A-        1,250    Minneapolis, MN,
                                Community Development
                                Agency, 7.40%, 12/1/21           1,330,675

 NR          A-        1,605    Minneapolis, MN,
                                Community Development
                                Agency, (AMT),
                                6.80%, 12/1/24                   1,730,591

 NR          A-          300    Minneapolis, MN,
                                Community Development
                                Agency, (FICN),
                                6.40%, 12/1/04                     312,849

------------------------------------------------------------------------------
                                                                $5,288,719
------------------------------------------------------------------------------

Insured-Electric Utilities -- 14.8%
------------------------------------------------------------------------------
 Aaa     AAA           $ 300    Northern Municipal
                                Power Agency,
                                (Minnesota
                                Electric) (AMBAC),
                                6.00%, 1/1/19                     $307,215

 Aaa     AAA             300    Southern Minnesota
                                Municipal Power
                                Agency, Variable
                                Rate, (AMT),
                                1/1/18/(1)/                        317,250

 Aaa     AAA           6,950    Southern Minnesota
                                Municipal Power
                                Agency, (MBIA),
                                0.00%, 10/1/21                   2,009,454

 Aaa     AAA          10,000    Southern Minnesota
                                Municipal Power
                                Agency, (MBIA),
                                0.00%, 1/1/25                    2,329,000

 Aaa     AAA           9,880    Southern Minnesota
                                Municipal Power
                                Agency, (MBIA),
                                0.00%, 1/1/26                    2,179,528

 Aaa     AAA           4,800    Southern Minnesota
                                Municipal Power
                                Agency, (MBIA),
                                0.00%, 1/1/27                    1,004,064

 Aaa     AAA           1,250    Southern Minnesota
                                Municipal Power
                                Agency, (MBIA),
                                4.75%, 1/1/16                    1,185,225

 Aaa     AAA             450    Southern Minnesota
                                Municipal Power
                                Agency, (MBIA),
                                5.00%, 1/1/12                      449,523

 Aaa     AAA             510    Western Minnesota
                                Municipal Power
                                Agency, (MBIA),
                                5.50%, 1/1/15                      510,117
------------------------------------------------------------------------------
                                                               $10,291,376
------------------------------------------------------------------------------

                       See notes to financial statements

Minnesota Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
           Standard (000
Moody's    & Poor's omitted)   Security                        Value
--------------------------------------------------------------------------------
Insured-General Obligations -- 2.2%
--------------------------------------------------------------------------------
 Aaa       AAA      $  1,330   St. Francis, MN,
                               Independent School
                               District No. 15,
                               (FGIC), 6.35%, 2/1/12           $ 1,497,008
--------------------------------------------------------------------------------
                                                               $ 1,497,008
--------------------------------------------------------------------------------

Insured-Hospitals -- 10.2%
--------------------------------------------------------------------------------
 Aaa       AAA       $   100    Minneapolis and
                                St. Paul, MN,
                                Health Care Systems,
                                (Health One), (MBIA),
                                7.40%, 8/15/11                 $   110,468

 Aaa       AAA         4,330    Minneapolis and
                                St. Paul, MN,
                                Housing and Redevelopment,
                                (Healthspan), (AMBAC),
                                4.75%, 11/15/18                  4,048,852

 Aaa       AAA           250    Minneapolis, MN,
                                Hospital Revenue,
                                (Fairview Hospital), (MBIA),
                                6.50%, 1/1/11                      273,815

 Aaa       AAA           450    Minnesota
                                Agricultural and
                                Economic Development,
                                (Fairview Hospital), (MBIA),
                                5.75%, 11/15/26                    472,644

 Aaa       AAA           450    Plymouth, MN,
                                Health Facilities,
                                (Westhealth), (CGIC),
                                6.25%, 6/1/16                      488,336

 Aaa       AAA         1,000    St. Louis Park,
                                MN, Health Care Facilities,
                                (AMBAC), Variable Rate,
                                7/1/13 /(1)/                       983,750

 Aaa       AAA           750    St. Louis Park,
                                MN, Health Care
                                Facilities, Health
                                System Minnesota
                                Obligated Group, (AMBAC),
                                5.20%, 7/1/23                      733,260
--------------------------------------------------------------------------------
                                                               $ 7,111,125
--------------------------------------------------------------------------------

Insured-Housing -- 2.4%
--------------------------------------------------------------------------------
 Aaa       AAA        $1,500    SCA MFMR Receipts,
                                Burnsville, MN,
                                (FSA), 7.10%, 1/1/30           $ 1,643,895
--------------------------------------------------------------------------------
                                                               $ 1,643,895
--------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 4.5%
--------------------------------------------------------------------------------
 Aaa       AAA        $3,000    St. Paul, MN,
                                Housing and Redevelopment
                                Authority, (Civic Center),
                                (MBIA), 5.45%, 11/1/13         $ 3,114,119
--------------------------------------------------------------------------------
                                                               $ 3,114,119
--------------------------------------------------------------------------------
Lease Revenue / Certificates
of Participation -- 3.3%
--------------------------------------------------------------------------------
 Baa1      NR         $  350    Cambridge, MN,
                                Economic Development
                                Authority, 6.25%, 2/1/14       $   363,584

 Aa2       AA          1,770    Hennepin County, MN,
                                6.80%, 5/1/17 /(2)/              1,941,478
--------------------------------------------------------------------------------
                                                               $ 2,305,062
--------------------------------------------------------------------------------

Solid Waste -- 0.7%
--------------------------------------------------------------------------------
 Aa3       A1+        $  450    Anoka County, MN,
                                Solid Waste Disposal,
                                National Rural Utility,
                                (AMT), 6.95%, 12/1/08          $   487,130
--------------------------------------------------------------------------------
                                                               $   487,130
--------------------------------------------------------------------------------
Total Tax-Exempt Investments -- 100%
   (identified cost $63,057,066)                               $69,594,449
--------------------------------------------------------------------------------

AMT-- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Minnesota municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 37.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from .07% to 19.6% of total investments.

/(1)/ Security has been issued as an inverse floater bond.

/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

New Jersey Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
------------------- Principal
                    Amount
         Standard   (000
Moody's  & Poor's   omitted)   Security                              Value
--------------------------------------------------------------------------------
Assisted Living -- 2.7%
--------------------------------------------------------------------------------
 A2      A         $ 1,455     New Jersey EDA, 7.05%, 3/1/16      $ 1,505,605
 NR      NR          3,750     New Jersey EDA, (Chelsea at East
                               Brunswick Project), (AMT),
                               8.25%, 10/1/20                       3,888,638
 NR      NR          3,630     New Jersey EDA, (Forsgate
                               Project), (AMT),
                               8.625%, 6/1/25                       4,006,830
--------------------------------------------------------------------------------
                                                                  $ 9,401,073
--------------------------------------------------------------------------------

Cogeneration -- 4.0%
--------------------------------------------------------------------------------
 NR      BB+       $12,750     New Jersey EDA, (Vineland
                               Cogeneration), (AMT),
                               7.875%, 6/1/19                     $13,955,512
--------------------------------------------------------------------------------
                                                                  $13,955,512

Education -- 2.5%
--------------------------------------------------------------------------------
 Baa1    BBB+      $ 2,480     New Jersey Education Facilities
                               Authority, 7.00%, 7/1/21           $ 2,653,054
 NR      NR          8,800     New Jersey Higher Educational
                               Student Loan Bonds, (AMT),
                               0.00%, 7/1/10                        3,273,248
 A1      AA          2,500     Rutgers, The State University of
                               New Jersey, 6.85%, 5/1/21            2,758,275
--------------------------------------------------------------------------------
                                                                  $ 8,684,577
--------------------------------------------------------------------------------

Electric Utilities -- 3.2%
--------------------------------------------------------------------------------
 NR      BBB        $  100     Guam Power Authority,              $    98,600
                               5.25%, 10/1/13
 NR      BBB           750     Guam Power Authority,
                               5.25%, 10/1/23                         726,113
 NR      BBB         3,000     Guam Power Authority,                3,269,340
                               6.75%, 10/1/24
 Baa1    BBB+        5,000     Puerto Rico Electric Power
                               Authority, 0.00%, 7/1/17             1,767,450
 NR      NR          4,905     Virgin Islands Water and Power
                               Authority, 7.40%, 7/1/11             5,324,672
--------------------------------------------------------------------------------
                                                                  $11,186,175
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 2.9%
--------------------------------------------------------------------------------
 Aaa     A+        $ 1,000     New Jersey EDA, Performing Arts
                               Center, Prerefunded to 6/15/01,
                               6.75%, 6/15/12                     $ 1,111,590
 Aaa     AAA       $ 1,155     New Jersey Educational Facilities
                               Authority, (Seton Hall University),
                               Prerefunded to 7/1/99,
                               6.85%, 7/1/19                        1,238,183
 Aa2     AAA         1,205     New Jersey Health Care Facilities
                               Financing Authority, (Barnett
                               Hospital), Prerefunded to 8/1/01,
                               6.80%, 8/1/19                        1,332,031
 Aaa     AA          1,040     New Jersey Wastewater Treatment
                               Trust, Prerefunded to 5/15/98,
                               7.25%, 5/15/08                       1,088,599
 NR      AA            920     New Jersey Wastewater Treatment
                               Trust, Prerefunded to 6/15/00,
                               6.875%, 6/15/09                      1,006,278
 NR      AA            230     New Jersey Wastewater Treatment
                               Trust, Prerefunded to 6/15/00,
                               7.00%, 6/15/10                         252,342
 Aaa     AAA           870     Newark, NJ, (AMBAC), Prerefunded
                               to 10/1/99, 7.375%, 10/1/07            947,500
 NR      NR          2,000     Passaic County, NJ, Prerefunded
                               to 9/1/99, 6.70%, 9/1/13             2,142,620
 A3      AA-         1,000     University of Medicine and
                               Dentistry, Prerefunded to
                               12/1/99, 7.20%, 12/1/19              1,089,830
--------------------------------------------------------------------------------
                                                                  $10,208,973
--------------------------------------------------------------------------------

General Obligations -- 10.6%
--------------------------------------------------------------------------------
 NR      BBB       $ 9,745     Government of Guam,
                               5.40%, 11/15/18                    $ 9,634,784
 Aa2     NR          3,000     Mercer County Improvement
                               Authority, 0.00%, 4/1/10             1,622,850
 A1      AA-        19,000     Port Authority of New York and
                               New Jersey, 6.125%, 6/1/2094        21,828,339
 Baa1    A           2,000     Puerto Rico Public Buildings
                               Authority, Public Education and
                               Health Facilities, 5.50%, 7/1/21     2,013,920
 NR      BBB           400     Puerto Rico, (Guaynabo Municipal
                               Government Center Lease),
                               5.625%, 7/1/22                         401,760
 NR      A+          1,500     The Hudson County Improvement
                               Authority, 6.625%, 8/1/25            1,625,940
--------------------------------------------------------------------------------
                                                                  $37,127,593
--------------------------------------------------------------------------------

Hospitals -- 8.5%
--------------------------------------------------------------------------------
 A3      A-        $ 2,300     New Jersey Health Care Facilities
                               Financing Authority, (Atlantic
                               City Medical Center), 6.80%,
                               7/1/11                             $ 2,509,185

                       See notes to financial statements

New Jersey Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)  Security                                 Value
--------------------------------------------------------------------------------

Hospitals (continued)
--------------------------------------------------------------------------------
A2        A         $3,750    New Jersey Health Care Facilities
                              Financing Authority, (Chilton
                              Memorial Hospital), 5.00%, 7/1/13
Baa2      NR         5,875    New Jersey Health Care Facilities    $  3,675,263
                              Financing Authority, (Deborah
                              Heart and Lung Center),
                              6.30%, 7/1/23                           6,146,190
Baa       NR         4,000    New Jersey Health Care Facilities
                              Financing Authority, (Southern
                              Ocean County Hospital),
                              6.25%, 7/1/23                           4,168,360
Aa2       AAA        9,585    New Jersey Health Care Facilities
                              Financing Authority,
                              (St. Elizabeth's Hospital),
                              6.80%, 8/1/19                          10,316,431
NR        BBB+       2,720    New Jersey Health Care Facilities,
                              (Holy Name Hospital),
                              6.00%, 7/1/25                           2,796,133
--------------------------------------------------------------------------------
                                                                   $ 29,611,562
--------------------------------------------------------------------------------

Housing -- 3.4%
--------------------------------------------------------------------------------
NR        AAA       $2,000    New Jersey Housing and Mortgage
                              Finance Agency, (Presidential
                              Plaza), (FHA), 6.95%, 5/1/13         $  2,173,940
NR        AAA        3,700    New Jersey Housing and Mortgage
                              Finance Agency, (Presidential
                              Plaza), (FHA), 7.00%, 5/1/30            4,019,014
NR        A+         1,000    New Jersey Housing and Mortgage
                              Finance Agency, Rental Housing,
                              (AMT), 7.10%, 5/1/22                    1,059,860
NR        AA+        1,975    New Jersey Housing and Mortgage
                              Finance Agency, Section 8,
                              7.10%, 11/1/11                          2,108,925
NR        AA+        1,000    New Jersey Housing and Mortgage
                              Finance Agency, Section 8,
                              7.10%, 11/1/12                          1,067,810
NR        A+         1,250    New Jersey Housing Finance
                              Agency, (AMT), 7.25%, 11/1/22           1,321,638
Aaa       AAA          190    Puerto Rico Housing Finance Corp.,
                              Single Family Mortgage Revenue,
                              (GNMA), 6.85%, 10/15/23                   201,026
--------------------------------------------------------------------------------
                                                                   $ 11,952,213
--------------------------------------------------------------------------------

Industrial Development Revenue/Pollution
Control Revenue -- 7.3%
--------------------------------------------------------------------------------
NR        NR        $4,000    Middlesex County Pollution Control
                              Financing Authority, (Amerada
                              Hess Corp.), 6.875%, 12/1/22         $  4,367,080
NR        NR        $2,000    Middlesex County Pollution Control
                              Financing Authority, (Amerada
                              Hess Corp.), 7.875%, 6/1/22          $  2,307,440
NR        NR         5,640    New Jersey EDA, (777 Pattison
                              Ave., Inc.), (AMT),
                              8.95%, 12/15/18                         6,232,538
Aa1       NR         3,000    New Jersey EDA, (Garden State
                              Paper Co.), 7.125%, 4/1/22              3,293,580
NR        NR         1,160    New Jersey EDA, (National
                              Association of Accountants),
                              7.65%, 7/1/09                           1,243,160
NR        NR         2,000    New Jersey EDA, (The Seeing Eye,
                              Inc.), 7.30%, 4/1/11                    2,130,160
NR        BBB-       1,725    New Jersey EDA, (Trigen Trenton),
                              (AMT), 6.20%, 12/1/07                   1,806,817
Baa1      BBB+       2,135    New Jersey EDA, GATX Terminals
                              Corp., 7.30%, 9/1/19                    2,431,594
NR        NR         1,500    New Jersey EDA, Holt Hauling and
                              Warehousing System, Inc.,
                              7.90%, 3/1/27                           1,620,075
--------------------------------------------------------------------------------
                                                                   $ 25,432,444
--------------------------------------------------------------------------------

Insured-Education -- 0.3%
--------------------------------------------------------------------------------
Aaa       AAA       $  845    New Jersey Educational Facilities
                              Authority, (Seton Hall University),
                              (BIGI), 6.85%, 7/1/19                $    905,612
--------------------------------------------------------------------------------
                                                                   $    905,612
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 0.4%
--------------------------------------------------------------------------------
Aaa       AAA       $1,150    New Jersey EDA, New Jersey
                              American Water Co., (AMT)
                              (FGIC), 6.875%, 11/1/34              $  1,298,753
--------------------------------------------------------------------------------
                                                                   $  1,298,753
--------------------------------------------------------------------------------

Insured-Hospitals -- 2.9%
--------------------------------------------------------------------------------
Aaa       NR        $3,800    New Jersey EDA, (Hillcrest Health
                              Services), (AMBAC),
                              0.00%, 1/1/18                        $  1,332,280
Aaa       NR         4,250    New Jersey EDA, (Hillcrest Health
                              Services), (AMBAC),                     1,415,505
                              0.00%, 1/1/19
Aaa       NR         1,235    New Jersey EDA, (St. Barnabus
                              Project), (MBIA), 0.00%, 7/1/18           422,024
Aaa       NR         1,575    New Jersey EDA, (St. Barnabus
                              Project), (MBIA), 0.00%, 7/1/22           429,975


                       See notes to financial statements

New Jersey Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)  Security                                 Value
--------------------------------------------------------------------------------

Insured-Hospitals (continued)
--------------------------------------------------------------------------------
Aaa       NR        $ 1,000   New Jersey EDA, (St. Barnabus
                              Project), (MBIA), 0.00%, 7/1/23      $    258,750
Aaa       NR         10,620   New Jersey EDA, (St. Barnabus
                              Project), (MBIA), 0.00%, 7/1/26         2,339,905
Aaa       AAA         1,570   New Jersey Health Care Facilities
                              Financing Authority, (Cathedral
                              Health Services) (MBIA),
                              7.25%, 2/15/21                          1,741,491
Aaa       AAA         2,000   New Jersey Health Care Facilities
                              Financing Authority, (Hackensack
                              Medical Center) (FGIC),
                              6.25%, 7/1/21                           2,117,680
--------------------------------------------------------------------------------
                                                                   $ 10,057,610
--------------------------------------------------------------------------------

Insured-Housing -- 1.3%
--------------------------------------------------------------------------------
Aaa       AAA       $ 1,200   New Jersey Housing and Mortgage
                              Finance Agency, (AMT) (MBIA),
                              7.70%, 10/1/29                       $  1,260,336
Aaa       AAA         1,410   New Jersey Housing and Mortgage
                              Finance Agency, (MBIA),
                              7.375%, 10/1/17                         1,482,897
Aaa       AAA         1,620   Pennsauken Township, Housing
                              Finance Corp., (MBIA),
                              8.00%, 4/1/11                           1,690,778
--------------------------------------------------------------------------------
                                                                   $  4,434,011
--------------------------------------------------------------------------------

Insured-Lease Revenue/Certificates of
Participation -- 3.8%
--------------------------------------------------------------------------------
Aaa       AAA       $ 3,900   County of Atlantic, NJ, Public
                              Facilities Lease Agreement, (FGIC),
                              6.00%, 3/1/13                        $  4,404,621
Aaa       AAA         1,750   Hudson County, NJ, Correctional
                              Facility, (MBIA),
                              6.50%, 12/1/11                          1,920,748
Aaa       AAA         2,500   Hudson County, NJ, Improvement
                              Authority, Secondary Yield Curve
                              Notes, (FGIC) Variable
                              Rate, 12/1/25/(1)/                      2,828,125
Aaa       AAA         1,800   Middlesex County, NJ, Certificates
                              of Participation, (MBIA),
                              6.125%, 2/15/19                         1,938,312
Aaa       AAA         2,125   University of Medicine and
                              Dentistry, Certificates of
                              Participation, (MBIA),
                              6.75%, 12/1/09                          2,285,629
--------------------------------------------------------------------------------
                                                                   $ 13,377,435
--------------------------------------------------------------------------------

Insured-Transportation -- 5.0%
--------------------------------------------------------------------------------
Aaa       AAA       $ 3,250   Delaware River and Bay
                              Authority, (MBIA), 4.75%, 1/1/24     $  3,036,670
NR        AAA         5,000   New Jersey Turnpike Authority,
                              "RITES" (MBIA), Variable
                              Rate, 1/1/16/(1)/                       6,681,250
Aaa       AAA         5,450   New Jersey Turnpike Authority,
                              (MBIA), 6.50%,  1/1/16                  6,440,810
Aaa       AAA         1,000   New Jersey Turnpike Authority,
                              (MBIA), 6.50%, 1/1/16                   1,181,800
--------------------------------------------------------------------------------
                                                                   $ 17,340,530
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 0.8%
--------------------------------------------------------------------------------
Aaa       AAA       $ 2,500   Middlesex County Utilities
                              Authority, (MBIA), Variable
                              Rate, 8/15/10/(1)/                   $  2,848,425
--------------------------------------------------------------------------------
                                                                   $  2,848,425
--------------------------------------------------------------------------------

Lease Revenue/Certificates
of Participation -- 4.1%
--------------------------------------------------------------------------------
Baa1      A-        $   720   County of Atlantic, NJ, Public
                              Facilities Lease Agreement,
                              8.875%, 1/15/14                      $    987,113
Baa1      A-            785   County of Atlantic, NJ, Public
                              Facilities Lease Agreement,
                              8.875%, 1/15/15                         1,079,281
Aa        AA-         2,000   Mercer County Improvement
                              Authority, (Richard J. Hughes
                              Justice), 6.05%, 1/1/15                 2,000,760
Aa        AA-         1,500   Mercer County Improvement
                              Authority, (Richard J. Hughes
                              Justice), 6.05%, 1/1/16                 1,500,585
Aa        AA-         1,500   Mercer County Improvement
                              Authority, (Richard J. Hughes
                              Justice), 6.05%, 1/1/17                 1,500,570
Aa        AA-         2,591   New Jersey Building Authority,
                              (Garden State Savings Bonds),
                              0.00%, 6/15/10                          1,370,380
Aa        AA-         1,250   New Jersey Building Authority,
                              State Building Revenue,
                              7.20%, 6/15/13                          1,302,175
A1        A+          5,500   New Jersey EDA, Economic
                              Recovery Fund, 0.00%, 3/15/13           2,444,035
A1        A+          1,650   New Jersey EDA, State Contract,
                              0.00%, 9/15/09                            905,685
A1        NR          1,000   Township of Bedminster, NJ,
                              Board of Education, 7.125%, 9/1/10      1,107,900
--------------------------------------------------------------------------------
                                                                   $ 14,198,484
--------------------------------------------------------------------------------


                       See notes to financial statements

New Jersey Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)  Security                                 Value
--------------------------------------------------------------------------------

Life Care -- 5.3%
--------------------------------------------------------------------------------
Baa2      NR        $ 5,250   Camden County, NJ, Improvement
                              Authority Revenue,
                              6.00%, 2/15/27                       $  5,331,113
NR        NR            615   New Jersey EDA, (Cadbury Corp.),
                              7.50%, 7/1/21                             632,564
NR        NR          2,000   New Jersey EDA, (Cadbury Corp.),
                              8.00%, 7/1/15                           2,138,960
NR        NR            300   New Jersey EDA, (Cadbury Corp.),
                              8.70%, 7/1/07                             326,199
NR        NR          4,000   New Jersey EDA, (Keswick Pines
                              Project), 8.75%, 1/1/24                 4,374,880
Baa2      BBB         5,400   New Jersey Health Care Facilities,
                              6.00%, 7/1/27                           5,555,358
--------------------------------------------------------------------------------
                                                                   $ 18,359,074
--------------------------------------------------------------------------------

Nursing Homes -- 1.2%
--------------------------------------------------------------------------------
NR        NR        $ 1,400   New Jersey EDA, (Claremont
                              Health System, Inc.),
                              9.10%, 9/1/22                        $  1,558,508
NR        NR          2,500   New Jersey EDA, (Victoria Health
                              Corp.), 7.65%, 1/1/14                   2,679,725
--------------------------------------------------------------------------------
                                                                   $  4,238,233
--------------------------------------------------------------------------------

Solid Waste -- 3.5%
--------------------------------------------------------------------------------
NR        BB        $11,930   Union County, NJ, Utilities
                              Authority, (AMT),
                              7.20%, 6/15/14                       $ 12,312,475
--------------------------------------------------------------------------------
                                                                   $ 12,312,475
--------------------------------------------------------------------------------

Special Tax Revenue -- 13.4%
--------------------------------------------------------------------------------
Baa1      A        $    125   Commonwealth of Puerto Rico
                              Highway and Transportation
                              Authority, 5.00%, 7/1/22             $    119,343
NR        NR          7,600   New Jersey Sports and Exposition
                              Authority, (Monmouth Park
                              Project), 8.00%, 1/1/25/2/              8,549,924
NR        NR          5,000   Port Authority of New York
                              and New Jersey, (KIAC),
                              6.75%, 10/1/19                          5,428,800
Baa1      BBB+          550   Puerto Rico Finance Authority,
                              7.90%, 7/1/07                             581,499
Baa1      A           4,800   Puerto Rico Highway and
                              Transportation Authority,               4,593,984
                              5.00%, 7/1/36
Baa1      A          12,325   Puerto Rico Highway and
                              Transportation Authority,
                              5.50%, 7/1/36                          12,601,695
NR        NR       $ 13,350   Virgin Islands Public Finance
                              Authority, 7.25%, 10/1/18            $ 14,805,283
--------------------------------------------------------------------------------
                                                                   $ 46,680,528
--------------------------------------------------------------------------------

Transportation -- 10.8%
--------------------------------------------------------------------------------
NR        BBB      $  1,400   Guam Airport Authority,
                              6.50%, 10/1/23                       $  1,493,828
NR        BBB         1,700   Guam Airport Authority, (AMT),
                              6.60%, 10/1/10                          1,832,906
NR        BBB         2,000   Guam Airport Authority, (AMT),
                              6.70%, 10/1/23                          2,155,780
Aaa       AAA         5,155   Port Authority of New York
                              and New Jersey, (AMT),
                              5.75%, 12/1/22                          5,395,996
A1        AA-         4,750   Port Authority of New York
                              and New Jersey, (AMT),
                              6.25%, 1/15/27                          5,003,080
Baa3      BB+         5,100   Port Authority of New York and
                              New Jersey, (Delta Airlines),
                              6.95%, 6/1/08                           5,576,850
Baa3      BBB-        3,050   Puerto Rico Port Authority,
                              (American Airlines), (AMT),
                              6.25%, 6/1/26                           3,271,918
Baa3      BBB-        5,950   Puerto Rico Port Authority,
                              (American Airlines), (AMT),
                              6.30%, 6/1/23                           6,305,394
NR        BBB         1,520   South Jersey Transportation
                              Authority, 6.15%, 1/1/22                1,586,074
A1        AA-         5,000   The Port Authority of New York and
                              New Jersey, 5.375%, 3/1/28              5,251,550
--------------------------------------------------------------------------------
                                                                   $ 37,873,376
--------------------------------------------------------------------------------

Water and Sewer -- 2.1%
--------------------------------------------------------------------------------
A1        AA-      $  2,000   Gloucester County Utilities
                              Authority, 6.50%, 1/1/21             $  2,170,580
A3        A           4,500   New Jersey EDA, Elizabethtown
                              Water Revenue, (AMT),
                              6.70%, 8/1/21                           4,827,780
Aa2       AA             80   New Jersey Wastewater Treatment
                              Trust, 6.875%, 6/15/09                     87,743
Aa2       AA             20   New Jersey Wastewater Treatment
                              Trust, 7.00%, 6/15/10                      21,974
Aa3       AA            360   New Jersey Wastewater Treatment
                              Trust, 7.25%, 5/15/08                     376,668
--------------------------------------------------------------------------------
                                                                   $  7,484,745
--------------------------------------------------------------------------------

                       See notes to financial statements

New Jersey Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)  Security                                Value
--------------------------------------------------------------------------------
Total Tax-Exempt Investments -- 100%
   (identified cost $316,103,220)                                 $ 348,969,413
--------------------------------------------------------------------------------

AMT- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
   Minimum Tax.

The portfolio invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 18.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 0.3% to 11.5% of total investments.

(1) Security has been issued as an inverse floater bond.

(2) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.


                       See notes to financial statements

Pennsylvania Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)    Principal
------------------     Amount
          Standard     (000
Moody's   & Poor's     omitted)     Security                            Value
------------------------------------------------------------------------------------
Assisted Living -- 3.5%
------------------------------------------------------------------------------------
 NR       NR           $ 2,680      Chester, PA, IDA, (Senior Life
                                    Choice of Paoli, L.P.),
                                    8.05%, 1/1/24                      $  2,869,824
 NR       NR             5,000      Chester, PA, IDA, (Senior Life
                                    Choice of Kimberton) (AMT),
                                    8.50%, 9/1/25                         5,476,950
 NR       NR             5,000      Delaware, PA, IDA, (Senior
                                    Quarters Project) (AMT),
                                    8.625%, 9/1/25                        5,528,100
------------------------------------------------------------------------------------
                                                                       $ 13,874,874
------------------------------------------------------------------------------------

Cogeneration -- 3.1%
------------------------------------------------------------------------------------
 NR       NR           $12,000      Pennsylvania Economic
                                    Development Authority, EDA,
                                    (Northampton Generation
                                    Project) (AMT), 6.50%,
                                    1/1/13                             $ 12,307,559
------------------------------------------------------------------------------------
                                                                       $ 12,307,559
------------------------------------------------------------------------------------

Education -- 2.5%
------------------------------------------------------------------------------------
 NR       AAA          $ 2,000      Lehigh, PA, (Allentown
                                    College of St. Francis),
                                    6.75%, 12/15/12                    $  2,181,100
 NR       BBB-           1,100      Lehigh, PA, (Cedar Crest
                                    College), 6.70%, 4/1/26               1,161,677
 NR       BBB+           2,000      Pennsylvania Higher
                                    Educational Facilities
                                    Authority, HEFA, 5.90%,
                                    1/1/27                                2,051,700
 NR       A-             4,225      Scranton-Lackawanna, PA,
                                    (University of Scranton),
                                    6.40%, 3/1/07                         4,535,369
------------------------------------------------------------------------------------
                                                                       $  9,929,846
------------------------------------------------------------------------------------

Electric Utilities -- 2.6%
------------------------------------------------------------------------------------
 Baa3     BB-          $   500      Beaver, PA, IDA, (Ohio
                                    Edison Co.), 7.75%, 9/1/24         $    530,430
 Baa1     BBB+           3,250      Delaware, PA, IDA,
                                    (Philadelphia Electric Co.),
                                    7.375%, 4/1/21                        3,558,783
 Baa2     BBB+           4,070      Montgomery, PA, IDA,
                                    (Philadelphia Electric Co.)
                                    (AMT), 7.60%, 4/1/21                  4,449,283
 NR       NR             1,445      Virgin Islands Water and Power
                                    Authority, 7.40%, 7/1/11              1,568,634
------------------------------------------------------------------------------------
                                                                       $ 10,107,130
------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 6.2%
------------------------------------------------------------------------------------
 Aaa      AAA          $ 5,600      Berks, PA, General
                                    Obligations, (FGIC), Variable
                                    Rate, 11/10/20/(1)/                $  6,839,000
 Aaa      NR             1,750      Chester, PA, HEFA,
                                    (Bryn Mar Hospitals),
                                    6.75%, 7/1/14                         1,973,580
 Aaa      AAA            1,405      Lycoming, PA, General
                                    Obligation, (FGIC),
                                    6.40%, 8/15/11                        1,523,863
 NR       A-             1,000      Pennsylvania HEFA, (Elizabeth
                                    College), 7.25%, 6/15/11              1,126,640
 NR       NR             6,900      Pennsylvania IDA, Economic
                                    Development, 7.00%, 1/1/11            7,706,679
 Aaa      AAA            4,845      Westmoreland, PA, Municipal
                                    Authority, (FGIC),
                                    0.00%, 8/15/19                        1,529,712
 Aaa      AAA            5,400      Westmoreland, PA, Municipal
                                    Authority, (FGIC),
                                    0.00%, 8/15/20                        1,580,418
 Aaa      AAA            5,880      Westmoreland, PA, Municipal
                                    Authority, (FGIC),
                                    0.00%, 8/15/20                        1,742,244
 Aaa      AAA              500      York, PA, Hospital Authority,
                                    (AMBAC), 7.00%, 7/1/21                  554,560
------------------------------------------------------------------------------------
                                                                       $ 24,576,696
------------------------------------------------------------------------------------

General Obligations -- 3.7%
------------------------------------------------------------------------------------
 NR       A            $ 2,000      Chester Upland, PA, School
                                    District, 6.375%, 9/1/21           $  2,106,420
 NR       A              3,000      Dauphin, PA, 6.90%, 6/1/26            3,203,550
 A1       A+             2,050      Lower Providence Township, PA,
                                    Sewer Authority, 6.75%, 5/1/22        2,268,633
 NR       A              1,950      McKeesport Area, PA, School
                                    District, 5.00%, 4/1/13               1,920,731
 Aaa      NR             4,065      Montgomery, PA, 5.45%, 9/15/22        4,134,755
 A1       AAA              465      Pennsylvania, 6.75%, 1/1/07             510,356
 A1       AAA              500      Pennsylvania, 6.75%, 1/1/08             548,770
------------------------------------------------------------------------------------
                                                                       $ 14,693,215
------------------------------------------------------------------------------------

Hospitals -- 17.4%
------------------------------------------------------------------------------------
 A3       NR           $ 5,330      Allegheny County, PA,
                                    Hospital Development
                                    Authority, HDA,
                                    5.75%, 5/15/27                     $  5,402,381
 NR       AAA            2,360      Allegheny, PA, IDA,
                                    (Presbyterian Medical
                                    Center), 6.75%, 2/1/26                2,560,836

                       See notes to financial statements

Pennsylvania Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)     Principal
-------------------     Amount
          Standard      (000
Moody's   & Poor's      omitted)    Security                            Value
-------------------------------------------------------------------------------------

Hospitals (continued)
-------------------------------------------------------------------------------------
 Baa      BBB           $ 2,000     Dauphin, PA, (Community
                                    General Osteopathic
                                    Hospital), 7.375%, 6/1/16          $  2,179,360
 NR       NR              4,475     Hazelton Luzerne, PA (Saint
                                    Joseph Medical Center),
                                    8.375%, 7/1/12                        5,382,709
 NR       BBB             1,150     Horizon Hospital Systems
                                    Authority, PA, 6.35%, 5/15/26         1,191,860
 A        NR              2,670     Indiana, PA, (Indiana
                                    Hospital), 7.125%, 7/1/23             2,934,250
 A3       A               3,250     Lehigh, PA, (Muhlenberg
                                    Hospital), 6.60%, 7/15/22             3,490,923
 NR       BBB-            3,500     McKean, PA, (Bradford
                                    Hospital), 6.00%, 10/1/13             3,556,350
 A3       BBB+            2,550     Monroeville, PA, (Forbes
                                    Health System), 6.25%, 10/1/15        2,673,905
 Baa2     NR              1,375     Montgomery, PA, (Montgomery
                                    Hospital Medical Center),
                                    6.60%, 7/1/10                         1,466,410
 NR       BBB+            2,615     Montgomery, PA, (Pottstown
                                    Medical Center), 6.875%, 11/15/20     2,774,332
 A        BBB+            8,500     Pennsylvania Hospital and
                                    Higher Education, (Albert Einstein
                                    Medical Center), 7.625%, 4/1/11       9,047,825
 A2       A+                500     Pennsylvania Hospital and
                                    Higher Education, (Allegheny
                                    General Hospital), 7.25%, 9/1/17        551,970
 Ba       BBB+            7,115     Pennsylvania Hospital and
                                    Higher Education, (Graduate Health
                                    System), 7.25%, 7/1/18                7,715,079
 Ba       BBB+            5,625     Philadelphia, PA, (Graduate Health
                                    System), 6.625%, 7/1/21               5,852,363
 Baa2     NR              4,115     Somerset, PA, (Community
                                    Hospital Project), 6.75%, 3/1/11      4,291,904
 A3       A               7,000     Washington, PA, (Monongahela
                                    Valley Hospital), 6.75%, 12/1/08      7,574,840
------------------------------------------------------------------------------------
                                                                       $ 68,647,297
------------------------------------------------------------------------------------

Housing -- 7.2%
------------------------------------------------------------------------------------
 Aaa      NR            $ 2,015     Allegheny, PA, SFMR, (GNMA),
                                    7.15%, 6/1/17                      $  2,112,284
 NR       AAA             2,900     Allegheny, PA, SFMR, (Ladies
                                    Grand Army) (FHA),
                                    8.275%, 10/1/36                       3,083,686
 Aa2      AA+             2,000     Pennsylvania HFA, SFMR, (AMT),
                                    6.15%, 10/1/27                        2,074,020
 Aa       AA+             8,350     Pennsylvania HFA, SFMR, (AMT),
                                    7.50%, 10/1/25                        9,122,960
 Aa2      AA              1,000     Pennsylvania, HFA, (AMT),
                                    Variable Rate, 10/3/23/(1)/           1,167,500
 Aa2      AA+             1,590     Pennsylvania Housing and
                                    Finance Authority, HFA,
                                    SFMR, (AMT), 5.80%, 10/1/29           1,609,239
 Aaa      NR              3,000     Philadelphia, PA, Multifamily,
                                    6.95%, 5/15/24                        3,180,630
 A1       AAA             1,000     Urban Redevelopment Authority of
                                    Pittsburgh Mortgage, 7.125%, 4/1/15   1,055,570
 Aa2      AAA               265     Urban Redevelopment Authority of
                                    Pittsburgh Mortgage, 7.45%, 4/1/10      280,725
 Aa2      AAA             3,435     Urban Redevelopment Authority of
                                    Pittsburgh Mortgage, (AMT),
                                    7.10%, 4/1/24                         3,653,672
 A1       NR              1,055     Urban Redevelopment Authority of
                                    Pittsburgh Mortgage, (AMT),
                                    7.40%, 4/1/24                         1,116,253
------------------------------------------------------------------------------------
                                                                       $ 28,456,539
------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 15.1%
-------------------------------------------------------------------------------------
 A3       A-            $ 6,450     Butler, PA, (Witco Corp.),
                                    5.85%, 12/1/23                     $  6,628,214
 NR       BB-             1,005     Clearfield, PA, (Kmart Corp.),
                                    6.80%, 5/15/07                        1,062,958
 NR       A               4,000     Franklin, PA, (Corning Inc.),
                                    6.25%, 8/1/05                         4,476,760
 A2       A              12,000     New Morgan, PA, (New Morgan
                                    Landfill) (AMT), 6.50%, 4/1/19       12,915,479
 NR       BBB-            9,000     Pennsylvania EDA, (Colver) (AMT),
                                    7.125%, 12/1/15                       9,894,150
 NR       BBB-            5,000     Pennsylvania EDA, (Colver) (AMT),
                                    7.15%, 12/1/18                        5,504,150
 Baa2     BBB-            5,000     Pennsylvania, IDA, (MacMillan
                                    Bloedel Project) (AMT),
                                    7.60%, 12/1/20                        5,812,350
 Baa3     BBB             4,450     Pennsylvania, IDA, (Sun Company
                                    Project), (AMT), 7.60%, 12/1/24       5,154,346
 NR       NR              6,500     Philadelphia, PA, (Refrigerated
                                    Enterprises) (AMT), 9.05%, 12/1/19    7,207,915
 NR       BB-             1,105     Shamokin, PA, (Kmart Corp.),
                                    6.70%, 7/1/07                         1,161,245
-------------------------------------------------------------------------------------
                                                                       $ 59,817,567
-------------------------------------------------------------------------------------

                       See notes to financial statements

Pennsylvania Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)   Principal
-------------------   Amount
          Standard    (000
Moody's   & Poor's    omitted)      Security                            Value
-------------------------------------------------------------------------------------
Insured-Education -- 4.2%
-------------------------------------------------------------------------------------
 Aaa      AAA         $  2,000      Alleghany, PA, (Duquesne
                                    University Project), (AMBAC),
                                    5.00%, 3/1/21                      $  1,945,920
 Aaa      AAA            5,000      Cumberland, PA, (Messiah College
                                    Project), (AMBAC), 5.125%, 10/1/15    4,985,600
 Aaa      AAA              250      Pennsylvania HEFA, (AMBAC),
                                    5.625%, 6/15/19                         256,938
 Aaa      AAA            2,000      Pennsylvania HEFA, (MBIA),
                                    5.75%, 5/1/22                         2,101,020
 Aaa      AAA            2,500      Pennsylvania Higher Education
                                    Student Loan, (AMBAC), (AMT),
                                    7.15%, 9/1/21                         2,674,050
 Aaa      AAA            1,500      Pennsylvania Higher Education
                                    Student Loan, (AMBAC), (AMT),
                                    Variable Rate, 3/1/22/(1)/            1,657,500
 Aaa      AAA              700      Pennsylvania Higher Education
                                    Student Loan, (AMBAC), (AMT),
                                    Variable Rate, 9/1/26/(1)/              813,750
 Aaa      AAA            2,000      University of Pittsburg,
                                    (FGIC), 5.125%, 6/1/22                1,962,660
------------------------------------------------------------------------------------
                                                                       $ 16,397,438
------------------------------------------------------------------------------------

Insured-Electric Utilities -- 5.2%
------------------------------------------------------------------------------------
 Aaa      AAA         $  4,000      Beaver, PA, IDA, (Ohio Edison Co.)
                                    (FGIC), 7.00%, 6/1/21              $  4,432,080
 Aaa      AAA           10,000      Beaver, PA, IDA, (Ohio Edison Co.)
                                    (FGIC), 7.05%, 10/1/20               11,669,899
 Aaa      AAA            3,800      Puerto Rico Electric Power
                                    Authority, (FSA), Variable
                                    Rate, 7/1/02/(1)/                     4,256,000
------------------------------------------------------------------------------------
                                                                       $ 20,357,979
------------------------------------------------------------------------------------

Insured-General Obligations -- 6.9%
------------------------------------------------------------------------------------
 Aaa      AAA         $  2,170      Elizabeth Forward, PA, School
                                    District, (MBIA), 0.00%, 9/1/20    $    641,474
 Aaa      AAA            2,170      Elizabeth Forward, PA, School
                                    District, (MBIA), 0.00%, 9/1/21         605,061
 Aaa      AAA            2,170      Elizabeth Forward, PA, School
                                    District, (MBIA), 0.00%, 9/1/22         572,967
 Aaa      AAA            2,170      Elizabeth Forward, PA, School
                                    District, (MBIA), 0.00%, 9/1/23         542,522
 Aaa      AAA            2,500      Erie, PA, School District, (MBIA),
                                    0.00%, 5/1/19                           801,350
 Aaa      AAA            2,625      Erie, PA, School District, (MBIA),
                                    0.00%, 5/1/20                           789,731
 Aaa      AAA            2,625      Erie, PA, School District, (MBIA),
                                    0.00%, 5/1/21                           745,316
 Aaa      AAA            3,625      Erie, PA, School District, (MBIA),
                                    0.00%, 5/1/22                           974,690
 Aaa      AAA            5,000      Gateway, PA, School District,
                                    (FGIC), 5.25%, 7/15/27                5,007,550
 Aaa      AAA            5,175      Hazelton, PA, School District,
                                    (FGIC), 0.00%, 3/1/21                 1,482,741
 Aaa      AAA            7,500      Keystone Oaks, PA, School District,
                                    (AMBAC), Variable Rate, 9/1/16/(1)/   7,996,875
 Aaa      AAA            1,430      Mars Area, PA, School District,
                                    (MBIA), 0.00%, 3/1/14                   610,396
 Aaa      AAA            1,900      Philadelphia, PA, (MBIA),
                                    5.00%, 5/15/15                        1,866,902
 Aaa      AAA            3,200      Philadelphia, PA, (MBIA),
                                    5.00%, 5/15/20                        3,110,720
 Aaa      AAA              655      Rochester Area, PA, School
                                    District, (AMBAC), 0.00%, 5/1/10        348,532
 Aaa      AAA            1,000      Venango, PA, (AMBAC),
                                    6.30%, 12/1/19                        1,086,410
------------------------------------------------------------------------------------
                                                                       $ 27,183,237
------------------------------------------------------------------------------------

Insured-Hospitals -- 5.4%
------------------------------------------------------------------------------------
 Aaa      AAA         $   2,000     Allegheny County, PA, HDA,
                                    (MBIA), 5.625%, 4/1/27             $  2,055,860
 Aaa      AAA             3,750     Allegheny, PA (Magee-Womens
                                    Hospital), (FGIC), 0.00%, 10/1/15     1,462,725
 Aaa      AAA             1,170     Allegheny, PA, (Children's
                                    Hospital of Pittsburgh), (MBIA),
                                    6.75%, 7/1/08                         1,247,407
 Aaa      AAA             1,400     Armstrong, PA, (Saint Francis
                                    Health Care) (AMBAC), 6.25%, 6/1/13   1,503,138
 Aaa      AAA             2,500     Armstrong, PA, (Saint Francis
                                    Health Care), (AMBAC), 6.00%,
                                    8/15/08                               2,662,550
 Aaa      AAA               775     Carbon, PA, (Gnaden Memorial
                                    Hospital) (AMBAC), 7.00%, 11/15/14      851,694
 Aaa      AAA               750     Erie County, PA, Hospital
                                    Authority, (Hamot Health System),
                                    (AMBAC), 7.10%, 2/15/10                 828,278
 Aaa      AAA               230     Lehigh, PA, (Health East, Inc.)
                                    (MBIA), 7.00%, 7/1/15                   252,471
 Aaa      AAA             1,000     Montgomery, PA, (Abington Memorial
                                    Hospital) (AMBAC), Variable Rate,
                                    6/1/11/(1)/                           1,170,000
 Aaa      AAA             5,000     Philadelphia, PA, Hospital and
                                    Higher Education Authority,
                                    (FGIC), Variable Rate, 2/15/12/(1)/   5,068,750

                       See notes to financial statements

Pennsylvania Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)   Principal
-------------------   Amount
          Standard    (000
Moody's   & Poor's    omitted)      Security                            Value
-------------------------------------------------------------------------------------

Insured-Hospitals (continued)
-------------------------------------------------------------------------------------
 Aaa      AAA         $  1,500      Scranton-Lackawanna, PA, (Mercy
                                    Health), (MBIA), 6.90%, 1/1/23     $  1,625,190
 Aaa      AAA            2,550      Washington, PA, (Shadyside
                                    Hospital), (AMBAC), 5.75%,
                                    12/15/14                              2,650,623
-------------------------------------------------------------------------------------
                                                                       $ 21,378,686
-------------------------------------------------------------------------------------

Insured-Industrial Development
Revenue -- 0.3%
-------------------------------------------------------------------------------------
 Aaa      AAA         $  1,000      Delaware, PA, (Philadelphia
                                    Water) (FGIC), 6.35%, 8/15/25      $  1,082,480
-------------------------------------------------------------------------------------
                                                                       $  1,082,480
-------------------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of
Participation -- 2.5%
-------------------------------------------------------------------------------------
 Aaa      AAA         $ 10,000      Commonwealth of Pennsylvania,
                                    (AMBAC), 5.00%, 7/1/15/(2)/        $  9,779,700
-------------------------------------------------------------------------------------
                                                                       $  9,779,700
-------------------------------------------------------------------------------------

Insured-Water and Sewer -- 3.2%
-------------------------------------------------------------------------------------
 Aaa      AAA         $  3,000      Bethlehem, PA, Water Authority,
                                    (MBIA), 5.20%, 11/15/21            $  2,946,960
 Aaa      AAA            3,960      Philadelphia, PA, Water and
                                    Wastewater, (CGIC), 5.00%, 6/15/16    3,865,237
 Aaa      AAA            2,500      Philadelphia, PA, Water and
                                    Wastewater, (CGIC), Variable
                                    Rate, 6/15/12/(1)/                    2,656,250
 Aaa      AAA            3,490      Pittsburgh, PA, Water and Sewer
                                    Authority, (FGIC), 4.75%, 9/1/16      3,309,323
-------------------------------------------------------------------------------------
                                                                       $ 12,777,770
-------------------------------------------------------------------------------------

Life Care -- 2.0%
-------------------------------------------------------------------------------------
 NR       NR          $  4,050      Delaware, PA, (White Horse
                                    Village), 7.50%, 7/1/18            $  4,290,003
 NR       BBB+           3,620      Delaware, PA, HFA, 5.75%, 12/15/22    3,619,240
-------------------------------------------------------------------------------------
                                                                       $  7,909,243
-------------------------------------------------------------------------------------

Nursing Homes -- 2.5%
-------------------------------------------------------------------------------------
 NR       NR          $  3,500      Montgomery, PA, IDA (Advancement
                                    of Geriatric Health Care
                                    Institute), 8.375%, 7/1/23         $  3,808,175
 NR       NR             1,190      Philadelphia, PA, (The
                                    Philadelphia Protestant Home
                                    Project), 8.625%, 7/1/21              1,280,345
 NR       NR             1,460      Westmoreland, PA, (Highland
                                    Health Systems, Inc.),
                                    9.25%, 6/1/22                         1,636,280
 NR       NR             2,750      Wilkins Area, PA, IDA, (Fairview
                                    Extended Care), 10.25%, 1/1/21        3,271,620
-------------------------------------------------------------------------------------
                                                                       $  9,996,420
-------------------------------------------------------------------------------------

Pooled Loans -- 5.0%
-------------------------------------------------------------------------------------
 NR       A           $ 16,950      Pennsylvania Finance Authority,
                                    Beaver County, 6.60%, 11/1/09      $ 18,647,372
 NR       AA+              870      Pennsylvania Infrastructure
                                    Investment Authority, (Pennvest),
                                    6.80%, 9/1/10                           961,707
-------------------------------------------------------------------------------------
                                                                       $ 19,609,079
-------------------------------------------------------------------------------------

Special Tax Revenue -- 0.1%
-------------------------------------------------------------------------------------
 Baa1     BBB+        $    500      Puerto Rico Special Tax
                                    Revenue, 7.50%, 7/1/09             $    526,850
-------------------------------------------------------------------------------------
                                                                       $    526,850
-------------------------------------------------------------------------------------

Transportation -- 1.4%
-------------------------------------------------------------------------------------
 Baa3     BBB-        $  4,000      Puerto Rico Port Authority,
                                    (American Airlines), (AMT),
                                    6.25%, 6/1/26                      $  4,291,040
 Baa3     BBB-           1,000      Puerto Rico Port Authority,
                                    (American Airlines), (AMT),
                                    6.30%, 6/1/23                         1,059,730
-------------------------------------------------------------------------------------
                                                                       $  5,350,770
-------------------------------------------------------------------------------------

                       See notes to financial statements

Pennsylvania Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)   Principal
-------------------   Amount
          Standard    (000
Moody's   & Poor's    omitted)      Security                            Value
-------------------------------------------------------------------------------------
Total Tax-Exempt Investments -- 100%
   (identified cost $359,688,720)                                      $394,760,375
-------------------------------------------------------------------------------------

AMT- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Pennsylvania municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 31.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 1.1% to 12.7%.

(1) Security has been issued as an inverse floater bond.
(2) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.


                       See notes to financial statements

Texas Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%



Ratings (Unaudited)           Principal
-------------------           Amount
                    Standard  (000
Moody's             & Poor's  omitted)   Security                Value
-------------------------------------------------------------------------------
Assisted Living -- 2.6%
-------------------------------------------------------------------------------
 NR                 NR      $  500       Bell County, TX,
                                         Health Facilities,
                                         (Care Institute,
                                         Inc.),
                                         9.00%, 11/1/24          $  564,935
-------------------------------------------------------------------------------
                                                                 $  564,935
-------------------------------------------------------------------------------

Education -- 3.4%
-------------------------------------------------------------------------------
 A                  NR      $  700       Brazos, TX, Higher
                                         Education
                                         Authority, (AMT),
                                         6.50%, 6/1/04           $  756,098
-------------------------------------------------------------------------------
                                                                 $  756,098
-------------------------------------------------------------------------------

Electric Utilities -- 2.2%
-------------------------------------------------------------------------------
 NR                 BBB     $  500       Guam Power Authority,
                                         5.25%, 10/1/23          $  484,075
-------------------------------------------------------------------------------
                                                                 $  484,075
-------------------------------------------------------------------------------

Escrowed / Prerefunded -- 5.0%
-------------------------------------------------------------------------------
 NR                 NR      $  200       Bexar County, TX,
                                         Health Facilities,
                                         (St. Luke's
                                         Lutheran),
                                         7.00%, 5/1/21           $  241,542
 Aaa                NR       1,000       Central Texas
                                         Housing Corp.,
                                         (Single Family),
                                         0.00%, 9/1/16              360,060
 Aaa                AAA         85       Harris County, TX,
                                         Toll Road Unlimited
                                         Tax and Subordinate
                                         Lien, (AMBAC),
                                         6.625%, 8/15/17             86,791
 Aaa                AAA        200       Montgomery County,
                                         TX, Hospital
                                         District, (FSA),
                                         6.625%, 4/1/17             223,504
 Aaa                AAA        150       Texas National
                                         Research Lab Super
                                         Collider, 6.95%,
                                         12/1/12                    177,209
-------------------------------------------------------------------------------
                                                                 $1,089,106
-------------------------------------------------------------------------------

General Obligations -- 9.5%
-------------------------------------------------------------------------------
 Aaa                AAA     $1,000       Bastrop, TX,
                                         Independent School
                                         District U.T.G.O.,
                                         (PSF),
                                         0.00%, 2/15/13          $  449,680
 NR                 NR         500       Leander, TX, 6.75%,
                                         8/15/16                    533,980
 Aa2                AA         690       Texas Veterans'
                                         Housing Assistance
                                         U.T., (AMT), 6.70%,
                                         12/1/24                    729,937
 Aa2                AA         360       Texas Veterans'
                                         Housing Assistance
                                         U.T., (AMT), 6.80%,
                                         12/1/23                    382,021
-------------------------------------------------------------------------------
                                                                 $2,095,618
-------------------------------------------------------------------------------

Hospitals -- 12.9%
-------------------------------------------------------------------------------
 NR                 BBB+    $  500       Denison, TX,
                                         Hospital Authority,
                                         (Texoma Medical
                                         Center),
                                         6.125%, 8/15/17         $  513,220
 NR                 BBB+       500       Denison, TX,
                                         Hospital Authority,
                                         (Texoma Medical
                                         Center),
                                         7.10%, 8/15/24             546,230
 Aaa                NR         100       Ector County, TX,
                                         Hospital District,
                                         7.30%, 4/15/12             114,678
 A2                 A-         100       Harris County, TX,
                                         Hospital District,
                                         (Memorial), 7.125%,
                                         6/1/15                     115,751
 Aa                 NR         975       Port Arthur, TX,
                                         Health Facilities,
                                         (FHA), 6.50%, 8/1/24     1,041,056
 A2                 NR         500       Tarrant County, TX,
                                         Methodist Health
                                         System, 6.00%, 9/1/24      515,135
-------------------------------------------------------------------------------
                                                                 $2,846,070
-------------------------------------------------------------------------------

Housing -- 13.3%
-------------------------------------------------------------------------------
 NR                 AAA      $  80       Bexar County, TX,
                                         HFC, 8.10%, 3/1/24      $   85,558
 NR                 AAA        500       Dallas, TX, HFC
                                         (GNMA),
                                         7.95%, 12/1/23/(1)/        534,025
 NR                 AAA        150       North Central, TX,
                                         HFC, (GNMA),
                                         7.875%, 10/1/22            159,711
 Aaa                AAA         50       Puerto Rico Housing
                                         Finance Corp.,
                                         Single Family
                                         Mortgage Revenue,
                                         (GNMA), 6.85%, 10/15/23     52,902
 NR                 A          500       Texas Department of
                                         Housing and
                                         Community Affairs,
                                         NHP Foundation-Asmara
                                         Project, 6.40%, 1/1/27     523,065
 NR                 A          750       Travis County, TX,
                                         HFC Multifamily, (Travis
                                         Station Apartments),
                                         6.75%, 4/1/19              789,570
 NR                 AAA        725       Travis County, TX,
                                         HFC, (GNMA) (FNMA),
                                         7.05%, 12/1/25             777,345
-------------------------------------------------------------------------------
                                                                 $2,922,176
-------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 12.0%
-------------------------------------------------------------------------------
 Baa1               BBB     $  450       Gulf Coast, TX,
                                         Waste Disposal
                                         Authority, (Champion
                                         International)
                                         (AMT), 7.25%, 4/1/17    $  491,787
 A2                 A+       1,000       Port Corpus Christi, TX,
                                         (Hoechst Celanese
                                         Corp.) (AMT),
                                         6.875%, 4/1/17           1,086,870
 NR                 A        1,000       Trinity River
                                         Authority, TX,
                                         (PCR) (AMT), 6.20%,
                                         3/1/20                   1,052,260
-------------------------------------------------------------------------------
                                                                 $2,630,917
-------------------------------------------------------------------------------

                       See notes to financial statements

Texas Municipals Portfolio  as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
         Standard   (000
Moody's  & Poor's   omitted)   Security              Value
----------------------------------------------------------------------
Insured-Electric Utilities -- 20.3%
----------------------------------------------------------------------
 Aaa     AAA        $1,000     Austin, TX,
                               Combined Utility,
                               (AMBAC), 6.75%,
                               11/15/12/(2)/         $1,164,659
 Aaa     AAA         1,000     Austin, TX, Utility
                               System, (FGIC),
                               6.25%, 5/15/16/(3)/    1,099,110
 Aaa     AAA           500     Lower Colorado
                               River Authority
                               Junior Lien, TX,
                               (FGIC), 0.00%, 1/1/12    239,880
 Aaa     AAA         1,000     San Antonio, TX,
                               Electric and
                               Natural Gas,
                               (MBIA), 5.375%,
                               2/1/18                 1,006,780
 Aaa     AAA         1,395     Texas Municipal
                               Power Agency,
                               (MBIA), 0.00%,
                               9/1/13                   609,992
 Aaa     AAA         1,000     Texas Municipal
                               Power Agency,
                               (MBIA), 0.00%,
                               9/1/17                   346,340
----------------------------------------------------------------------
                                                     $4,466,761
----------------------------------------------------------------------

Insured-Hospitals -- 7.5%
----------------------------------------------------------------------
 Aaa     AAA        $  500     Harris County, TX,
                               HFC, (Hermann
                               Hospital) (MBIA),
                               6.375%, 10/1/24       $  542,250
 Aaa     AAA         1,000     Tyler County, TX,
                               HFC, (Mother
                               Frances Hospital)
                               (FGIC),
                               6.50%, 7/1/22          1,102,889
----------------------------------------------------------------------
                                                     $1,645,139
----------------------------------------------------------------------

Lease Revenue/
Certificates of Participation -- 1.2%
----------------------------------------------------------------------
 NR      BBB-       $  250     Rio Grande, TX,
                               Independent School
                               District Lease,
                               6.75%, 7/15/10        $  267,135
----------------------------------------------------------------------
                                                     $  267,135
----------------------------------------------------------------------

Transportation -- 10.1%
----------------------------------------------------------------------
 NR      NR         $  250     Abia Dev. Corp.,
                               TX, (Austin
                               Cargoport), 9.25%,
                               10/1/21               $  275,498
 Baa2    BBB-          505     Alliance Airport
                               Authority,
                               (American Airlines)
                               (AMT), 7.50%,
                               12/1/29                  549,773
 Baa2    BBB-          225     Dallas-Fort Worth,
                               TX, Airport,
                               (American Airlines)
                               (AMT),
                               7.50%, 11/1/25           244,589
 Baa3    BB+           300     Dallas-Fort Worth,
                               TX, Airport, (Delta
                               Airlines) (AMT),
                               7.125%, 11/1/26          322,206
 NR      BBB           755     Guam Airport
                               Authority, (AMT),
                               6.70%, 10/1/23           813,807
 Aa2     AA             25     Harris County, TX,
                               Toll Road
                               Subordinate Lien,
                               6.75%, 8/1/14             27,525
----------------------------------------------------------------------
                                                     $2,233,398
----------------------------------------------------------------------

Total Tax-Exempt Investments -- 100%
   (identified cost $20,172,048)                    $22,001,428
----------------------------------------------------------------------

AMT- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

HFC - Housing Finance Corporation

The Portfolio invests primarily in debt securities issued by Texas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 33.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 1.0% to 11.4% of total investments.

/(1)/Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
/(2)/When-issued security.
/(3)/Security has been segregated to cover when-issued securities.

                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of July 31, 1997

                                                  Arizona             Colorado          Connecticut          Michigan
                                                 Portfolio            Portfolio          Portfolio          Portfolio
---------------------------------------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                             $ 100,333,893       $  38,187,386       $ 162,032,152       $ 133,350,836
   Unrealized appreciation                        10,701,415           3,910,265           9,570,406          13,046,983
---------------------------------------------------------------------------------------------------------------------------
Investments, at value (Note 1A)                $ 111,035,308       $  42,097,651       $ 171,602,558       $ 146,397,819
---------------------------------------------------------------------------------------------------------------------------
Cash                                           $     396,176       $         876       $     973,034       $   1,695,930
Receivable for investments sold                           --                  --             905,692                  --
Interest receivable                                1,081,951             542,137           2,018,844           2,196,361
Deferred organization expenses (Note 1D)                 887                 229               1,574               1,508
---------------------------------------------------------------------------------------------------------------------------
Total assets                                   $ 112,514,322       $  42,640,893       $ 175,501,702       $ 150,291,618
---------------------------------------------------------------------------------------------------------------------------


Liabilities
---------------------------------------------------------------------------------------------------------------------------
Demand note payable (Note 5)                   $          --       $       3,000       $     478,000       $          --
Payable for daily variation margin
   on open financial futures
   contracts (Note 1E)                                34,875              12,375              31,125              54,605
Payable to affiliate for Trustees'
   fees (Note 2)                                         735                  --                  --                 956
Accrued expenses                                       6,919               1,074              14,987              12,411
---------------------------------------------------------------------------------------------------------------------------
Total liabilities                              $      42,529       $      16,449       $     524,112       $      67,972
---------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors'
   interest in Portfolio                       $ 112,471,793       $  42,624,444       $ 174,977,590       $ 150,223,646
---------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
---------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and withdrawals               $ 102,398,651       $  38,937,115       $ 165,967,901       $ 138,179,628
Net unrealized appreciation of
   investments and financial futures
   contracts (computed on the basis
   of identified cost)                            10,073,142           3,687,329           9,009,689          12,044,018
---------------------------------------------------------------------------------------------------------------------------
Total                                          $ 112,471,793       $  42,624,444       $ 174,977,590       $ 150,223,646
---------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities

As of July 31, 1997

                                                      Minnesota          New Jersey         Pennsylvania            Texas
                                                      Portfolio           Portfolio           Portfolio           Portfolio
------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                                  $ 63,057,066        $316,103,220        $359,688,720        $ 20,172,048
   Unrealized appreciation                             6,537,383          32,866,193          35,071,655           1,829,380
------------------------------------------------------------------------------------------------------------------------------
Investment at value (Note 1A)                       $ 69,594,449        $348,969,413        $394,760,375        $ 22,001,428
------------------------------------------------------------------------------------------------------------------------------
Cash                                                $        330        $        266        $        385        $    520,405
Receivable for investments sold                          416,080                  --           5,939,677                --
Interest receivable                                      815,179           4,381,706           5,229,597             341,723
Deferred organization expenses (Note 1D)                     309               2,330               2,988                 209
------------------------------------------------------------------------------------------------------------------------------
Total assets                                        $ 70,826,347        $353,353,715        $405,933,022        $ 22,863,765
------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------
Payable for when-issued securities (Note 1G)        $         --        $         --        $         --        $  1,046,570
Payable for investments purchased                             --                  --           1,602,746                  --
Demand note payable (Note 5)                             131,000             540,000           1,962,000             134,000
Payable for daily variation margin on open
   financial futures contracts (Note 1E)                  15,937              24,375             140,413               4,500
Payable to affiliate for Trustees'
   fees (Note 2)                                             568               1,455               1,621                  13
Accrued expenses                                           5,168              15,815               5,502               2,541
------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                   $    152,673        $    581,645        $  3,712,282        $  1,187,624
------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors'
   interest in Portfolio                            $ 70,673,674        $352,772,070        $402,220,740        $ 21,676,141
------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and withdrawals                    $ 64,605,947        $320,953,467        $369,728,139        $ 19,927,829
Net unrealized appreciation of
   investments and financial futures
   contracts (computed on the basis
   of identified cost)                                 6,067,727          31,818,603          32,492,601           1,748,312
------------------------------------------------------------------------------------------------------------------------------
Total                                               $ 70,673,674        $352,772,070        $402,220,740        $ 21,676,141
------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios  as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended July 31, 1997


                                                             Arizona           Colorado           Connecticut           Michigan
                                                            Portfolio          Portfolio           Portfolio            Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
-----------------------------------------------------------------------------------------------------------------------------------
Interest                                                  $  7,268,691       $  2,695,514         $ 10,879,408        $  9,610,630
-----------------------------------------------------------------------------------------------------------------------------------
Total investment income                                   $  7,268,691       $  2,695,514         $ 10,879,408        $  9,610,630
-----------------------------------------------------------------------------------------------------------------------------------

Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                           $    482,775       $    113,698         $    771,883        $    676,686
Compensation of Trustees not members of
   the Investment Adviser's organization
   (Note 2)                                                      8,703              1,648                9,552              11,340
Custodian fee (Note 1I)                                         61,116             25,407               96,161              77,993
Legal and accounting services                                   24,111             20,821               26,538              27,761
Bond pricing                                                     9,660              4,225               10,253               9,457
Amortization of organization expenses (Note 1D)                  1,792                617                2,621               2,493
Registration fees                                                  125               --                   --                  --
Miscellaneous                                                    8,675              5,055               45,398              30,088
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                            $    596,957       $    171,471         $    962,406        $    835,818
-----------------------------------------------------------------------------------------------------------------------------------

Deduct --
   Reduction of custodian fee (Note 1I)                   $     11,039       $     15,644         $      8,505        $     23,524
----------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                  $     11,039       $     15,644         $      8,505        $     23,524
-----------------------------------------------------------------------------------------------------------------------------------

Net expenses                                              $    585,918       $    155,827         $    953,901        $    812,294
----------------------------------------------------------------------------------------------------------------------------------

Net investment income                                     $  6,682,773       $  2,539,687         $  9,925,507        $  8,798,336
-----------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss) on Investments
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)        $  1,885,489       $    778,185         $  1,328,014        $  2,069,770
   Financial futures contracts                              (1,086,332)          (331,557)            (855,720)         (2,033,737)
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions              $    799,157       $    446,628         $    472,294        $     36,033
-----------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments                                            $  5,208,662       $  2,272,499         $  7,521,283        $  7,002,953
   Financial futures contracts                                (270,132)          (176,826)            (452,852)           (526,094)
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
   (depreciation) of investments                          $  4,938,530       $  2,095,673         $  7,068,431        $  6,476,859
-----------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments           $  5,737,687       $  2,542,301         $  7,540,725        $  6,512,892
-----------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                $ 12,420,460       $  5,081,988         $ 17,466,232        $ 15,311,228
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended July 31, 1997


                                            Minnesota Portfolio   New Jersey Portfolio   Pennsylvania Portfolio  Texas Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
--------------------------------------------------------------------------------------------------------------------------------
Interest                                      $  4,433,353            $ 23,413,127            $ 27,256,842        $  1,395,209
--------------------------------------------------------------------------------------------------------------------------------
Total investment income                       $  4,433,353            $ 23,413,127            $ 27,256,842        $  1,395,209
--------------------------------------------------------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)               $    252,187            $  1,707,028            $  1,982,739        $     41,158
Compensation of Trustees not members
   of the Investment Adviser's
   organization (Note 2)                             6,729                  17,286                  19,254                  40
Custodian fee (Note 1I)                             40,161                 158,061                 183,435              14,279
Legal and accounting services                       19,651                  36,962                  36,295              15,512
Bond pricing                                         8,491                  12,311                  10,543               6,034
Amortization of organization
   expenses (Note 1D)                                1,019                   4,464                   5,278                 602
Interest expense (Note 5)                               --                      --                      --               4,889
Miscellaneous                                       11,757                  46,155                  82,289               1,636
--------------------------------------------------------------------------------------------------------------------------------
Total expenses                                $    339,995            $  1,982,267            $  2,319,833        $     84,150
--------------------------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee (Note 1)        $     19,539            $     53,187            $    183,435        $      5,671
--------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                      $     19,539            $     53,187            $    183,435        $      5,671
--------------------------------------------------------------------------------------------------------------------------------

Net expenses                                  $    320,456            $  1,929,080            $  2,136,398        $     78,479
--------------------------------------------------------------------------------------------------------------------------------

Net investment income                         $  4,112,897            $ 21,484,047            $ 25,120,444        $  1,316,730
--------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss) on Investments
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)                 $    648,772            $  4,417,150            $  4,052,612        $    158,144
   Financial futures contracts                    (620,151)             (2,432,682)             (5,166,232)           (170,143)
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
   investment transactions                    $     28,621            $  1,984,468            $ (1,113,620)       $    (11,999)
--------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments                                $  3,179,004            $ 15,063,481            $ 20,122,717        $  1,183,287
   Financial futures contracts                    (392,847)               (859,551)             (1,367,008)            (68,884)
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized
   appreciation (depreciation)
   of investments                             $  2,786,157            $ 14,203,930            $ 18,755,709        $  1,114,403
--------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on
   investments                                $  2,814,778            $ 16,188,398            $ 17,642,089        $  1,102,404
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   operations                                 $  6,927,675            $ 37,672,445            $ 42,762,533        $  2,419,134
--------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1997


Increase (Decrease) in Net Assets           Arizona Portfolio     Colorado Portfolio    Connecticut Portfolio    Michigan Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                     $  6,682,773            $  2,539,687            $  9,925,507           $  8,798,336
   Net realized gain on investment
      transactions                                799,157                 446,628                 472,294                 36,033
   Net change in unrealized
      appreciation (depreciation)
      of investments                            4,938,530               2,095,673               7,068,431              6,476,859
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   operations                                $ 12,420,460            $  5,081,988            $ 17,466,232           $ 15,311,228
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                             $  7,001,783            $  4,009,912            $  9,762,822           $  3,699,109
   Withdrawals                                (36,811,997)            (11,883,030)            (39,868,349)           (42,251,299)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from
   capital transactions                      $(29,810,214)            $(7,873,118)           $(30,105,527)          $(38,552,190)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                   $(17,389,754)            $(2,791,130)           $(12,639,295)          $(23,240,962)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                         $129,861,547            $ 45,415,574            $187,616,885           $173,464,608
------------------------------------------------------------------------------------------------------------------------------------
At end of year                               $112,471,793            $ 42,624,444            $174,977,590           $150,223,646
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1997

                                            Minnesota            New Jersey          Pennsylvania              Texas
Increase (Decrease) in Net Assets           Portfolio             Portfolio           Portfolio              Portfolio
----------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                 $   4,112,897        $  21,484,047        $  25,120,444         $   1,316,730
   Net realized gain (loss) on
      investment transactions                   28,621            1,984,468           (1,113,620)              (11,999)
   Net change in unrealized
      appreciation (depreciation)
      of investments                         2,786,157           14,203,930           18,755,709             1,114,403
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   operations                            $   6,927,675        $  37,672,445        $  42,762,533         $   2,419,134
----------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                         $   4,877,845        $  20,443,481        $  19,109,521         $   1,759,693
   Withdrawals                             (17,221,919)         (91,588,197)        (107,833,175)           (6,869,522)
----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from
   capital transactions                  $ (12,344,074)       $ (71,144,716)       $ (88,723,654)        $  (5,109,829)
----------------------------------------------------------------------------------------------------------------------

Net decrease in net assets               $  (5,416,399)       $ (33,472,271)       $ (45,961,121)        $  (2,690,695)
----------------------------------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------------------------------
At beginning of year                     $  76,090,073        $ 386,244,341        $ 448,181,861         $  24,366,836
----------------------------------------------------------------------------------------------------------------------
At end of year                           $  70,673,674        $ 352,772,070        $ 402,220,740         $  21,676,141
----------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1996


                                              Arizona              Colorado         Connecticut             Michigan
Increase (Decrease) in Net Assets            Portfolio            Portfolio          Portfolio             Portfolio
----------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                 $   7,710,632        $   2,697,672        $  10,721,638         $  10,187,783
   Net realized gain (loss) on
      investment transactions                  901,764              299,431                 (814)            2,810,989
   Net change in unrealized
      appreciation (depreciation)
      of investments                         1,257,563              402,252            3,384,135               971,245
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   operations                            $   9,869,959        $   3,399,355        $  14,104,959         $  13,970,017
----------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                         $   9,272,110        $   5,588,344        $  11,976,667         $   7,755,466
   Withdrawals                             (33,801,537)          (9,649,291)         (33,740,530)          (39,523,856)
----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from
   capital transactions                  $ (24,529,427)       $  (4,060,947)       $ (21,763,863)        $ (31,768,390)
----------------------------------------------------------------------------------------------------------------------

Net decrease in net assets               $ (14,659,468)       $    (661,592)       $  (7,658,904)        $ (17,798,373)
----------------------------------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------------------------------
At beginning of year                     $ 144,521,015        $  46,077,166        $ 195,275,789         $ 191,262,981
----------------------------------------------------------------------------------------------------------------------
At end of year                           $ 129,861,547        $  45,415,574        $ 187,616,885         $ 173,464,608
----------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1996


Increase (Decrease) in Net Assets       Minnesota Portfolio     New Jersey Portfolio   Pennsylvania Portfolio   Texas Portfolio
---------------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                  $   4,601,643            $  23,488,315           $  28,316,855         $   1,575,243
   Net realized gain (loss) on
      investment transactions                   410,797                 (316,728)              5,992,215               342,298
   Net change in unrealized
      appreciation (depreciation)
      of investments                            697,008                3,926,712                (244,311)              178,638
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   operations                             $   5,709,448            $  27,098,299           $  34,064,759         $   2,096,179
---------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $   5,070,544            $  25,074,635           $  20,910,102         $   1,285,449
   Withdrawals                              (17,657,615)             (76,967,015)           (109,043,304)           (7,241,813)
---------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from
   capital transactions                   $ (12,587,071)           $ (51,892,380)          $ (88,133,202)        $  (5,956,364)
---------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                $  (6,877,623)           $ (24,794,081)          $ (54,068,443)        $  (3,860,185)
---------------------------------------------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------------------------------------------
At beginning of year                      $  82,967,696            $ 411,038,422           $ 502,250,304         $  28,227,021
---------------------------------------------------------------------------------------------------------------------------------
At end of year                            $  76,090,073            $ 386,244,341           $ 448,181,861         $  24,366,836
---------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                           Arizona Portfolio                              Colorado Portfolio
                             ----------------------------------------------    ------------------------------------------

                                              Year Ended                                      Year Ended
                             ----------------------------------------------    ------------------------------------------
                                           July 31,              Sept. 30,                 July 31,             Sept. 30,
                             ----------------------------------  ----------    -------------------------------  ---------
                               1997     1996     1995     1994*    1993**        1997    1996    1995    1994*    1993**
-------------------------------------------------------------------------------------------------------------------------

Ratios to
average daily net assets:
-------------------------------------------------------------------------------------------------------------------------
Expenses (1)                  0.50%    0.51%    0.52%    0.46%+    0.42%+        0.40%   0.40%   0.25%   0.02%+   0.06%+
Net expenses, after
 custodian fee reduction      0.49%    0.50%      --       --        --          0.36%   0.36%     --      --       --
Net investment income         5.56%    5.53%    5.81%    5.43%+    5.46%+        5.86%   5.75%   6.05%   5.73%+   5.60%+
Portfolio Turnover              10%      18%      22%      23%      107%           14%     53%     52%     23%      10%
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
 (000s omitted)           $112,472 $129,862 $144,521 $154,068  $133,539       $42,624 $45,416  $46,077 $44,399  $24,346
-------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Colorado Portfolio may reflect a reduction of the Investment Advisor fee and/or an allocation of expenses to the Investment Advisor. Had such action not been taken, the ratios would have been as follows:

Expenses /(1)/                                                                           0.42%    0.40%   0.35%+   0.35%+
Net expenses, after custodian fee reduction                                              0.38%      --      --       --
Net investment income                                                                    5.73%    5.90%   5.40%+   5.31%+
-------------------------------------------------------------------------------------------------------------------------

+     Annualized.
*     For the ten months ended July 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the years ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                              Connecticut Portfolio                            Michigan Portfolio
                         -------------------------------------------------------   --------------------------------------------

                                                    Year Ended                                     Year Ended
                         -------------------------------------------------------   --------------------------------------------
                                                July 31,               Sept. 30,               July 31,               Sept. 30,
                         -------------------------------------------   ---------   ---------------------------------  ---------
                            1997      1996     1995       1994*    1993**       1997     1996       1995      1994*    1993**
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average
daily net assets:
-------------------------------------------------------------------------------------------------------------------------------
Expenses/(1)/               0.53%     0.52%     0.53%     0.47%+    0.46%+      0.52%     0.54%     0.48%     0.47%+    0.44%+
Net expenses, after
   custodian fee
   reduction                0.53%     0.50%       --        --        --        0.50%     0.52%       --        --        --
Net investment income       5.50%     5.49%     5.77%     5.40%+    5.45%+      5.45%     5.50%     5.85%     5.48%+    5.46%+
Portfolio Turnover            11%       23%       29%       10%       10%         16%       49%       54%       45%       20%
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
   (000s omitted)       $174,978  $187,617  $195,276  $192,038  $159,848    $150,224  $173,465  $191,263  $204,032  $187,665
-------------------------------------------------------------------------------------------------------------------------------

+    Annualized.
*    For the ten months ended July 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/The expense ratios for the years ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios  as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                               Minnesota Portfolio                            New Jersey Portfolio
                                 -----------------------------------------     ------------------------------------------
                                                   Year Ended                                     Year Ended
                                 -----------------------------------------     ------------------------------------------
                                             July 31,            Sept. 30,                 July 31,             Sept. 30,
                                 ------------------------------ ----------     ------------------------------ -----------
                                 1997    1996     1995    1994*   1993**       1997     1996     1995     1994*    1993**
-------------------------------------------------------------------------------------------------------------------------

Ratios to
average daily net assets:
-------------------------------------------------------------------------------------------------------------------------
Expenses (1)                    0.47%   0.48%    0.47%   0.45%+  0.40%+        0.54%    0.53%    0.52%    0.50%+   0.50%+
Net expenses, after
    custodian fee reduction     0.44%   0.46%      --      --      --          0.52%    0.52%      --       --       --
Net investment income           5.71%   5.69%    5.83%   5.50%+  5.58%+        5.84%    5.82%    5.96%    5.62%+   5.67%+
Portfolio Turnover                22%     45%      76%     20%     10%           24%      39%      54%      25%      12%
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
   (000s omitted)            $70,674 $76,090  $82,968 $84,005 $67,019      $352,772 $386,244 $411,038 $423,854 $393,677
-------------------------------------------------------------------------------------------------------------------------

+   Annualized.
*   For the ten months ended July 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
(1) The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                  Pennsylvania Portfolio                              Texas Portfolio
                                     ------------------------------------------------   --------------------------------------------

                                                       Year Ended                                       Year Ended
                                     ------------------------------------------------   --------------------------------------------
                                                   July 31,                 Sept. 30,               July 31,               Sept. 30,
                                     -----------------------------------    ---------   --------------------------------   ---------
                                     1997      1996      1995      1994*      1993**    1997     1996     1995     1994*     1993**
------------------------------------------------------------------------------------------------------------------------------------

Ratios to
average daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Expenses/(1)/                        0.55%     0.54%     0.49%     0.48%+     0.50%+    0.37%    0.32%    0.08%    0.00%+    0.03%+
Net expenses, after
 custodian fee reduction             0.51%     0.50%       --         --        --      0.35%    0.27%      --       --       --
Net investment income                5.96%     5.90%     6.02%     5.66%+     5.71%+    5.79%    5.81%    6.20%    5.69%+    5.82%+
Portfolio Turnover                     17%       30%       44%       21%        17%       17%      39%      49%      27%        8%
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
 (000s omitted)                  $402,221  $448,182  $502,250  $536,786   $497,001   $21,676  $24,367  $28,227  $27,589   $16,029
------------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Texas Portfolio may reflect a reduction of the Investment Adviser fee and/or an allocation of expenses to the Investment Adviser. Had such action not been taken, the ratios would have been as follows:

Expenses/(1)/                                                                                    0.42%    0.35%    0.37%+    0.42%+
Expenses after custodian fee                                                                     0.37%      --       --        --
   reduction
Net investment income                                                                            5.71%    5.93%    5.32%+    5.43%+
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
*     For the ten months ended July 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the years ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

EV Municipals Portfolio as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS



1 Significant Accounting Policies
  ------------------------------------------------------------------------------
   Arizona Municipals Portfolio (Arizona Portfolio), Colorado Municipals Portfolio (Colorado Portfolio), Connecticut Municipals Portfolio (Connecticut Portfolio), Michigan Municipals Portfolio (Michigan Portfolio), Minnesota Municipals Portfolio (Minnesota Portfolio), New Jersey Municipals Portfolio (New Jersey Portfolio), Pennsylvania Municipals Portfolio (Pennsylvania Portfolio) and Texas Municipals Portfolio (Texas Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

   C Income Taxes -- The Portfolios are treated as partnerships for federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

   D Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

   E Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   F Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

   G When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued or delayed delivery transactions. The Portfolios

EV Municipals Portfolio as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

   H Other -- Investment transactions are accounted for on a trade date basis.

   I Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce each Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

   J Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2 Investment Adviser Fee and Other Transactions with Affiliates
  ------------------------------------------------------------------------------
  The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended July 31, 1997, each Portfolio paid advisory fees as follows:


     Portfolio                    Amount    Effective Rate*
-----------------------------------------------------------
     Arizona                    $  482,775       0.40%
     Colorado                      113,698       0.26%
     Connecticut                   771,883       0.43%
     Michigan                      676,686       0.42%
     Minnesota                     252,187       0.35%
     New Jersey                  1,707,028       0.46%
     Pennsylvania                1,982,739       0.47%
     Texas                          41,158       0.18%

* Advisory fees paid as a percentage of average daily net assets.


   Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

   Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended July 31, 1997, no significant amounts have been deferred.

   Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.

3  Investments
   -----------------------------------------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities, purchased options and short-term obligations, for the year ended July 31, 1997 were as follows:

   Arizona Portfolio
   -----------------------------------------------------
   Purchases                              $12,128,826
   Sales                                   39,144,161

   Colorado Portfolio
   -----------------------------------------------------
   Purchases                              $ 6,054,087
   Sales                                   11,606,010

   Connecticut Portfolio
   -----------------------------------------------------
   Purchases                              $19,479,187
   Sales                                   43,558,639

   Michigan Portfolio
   -----------------------------------------------------
   Purchases                              $25,182,510
   Sales                                   60,493,772

   Minnesota Portfolio
   -----------------------------------------------------
   Purchases                              $15,827,661
   Sales                                   24,808,420

   New Jersey Portfolio
   -----------------------------------------------------
   Purchases                              $87,291,588
   Sales                                  141,546,106

EV Municipals Portfolio as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   Pennsylvania Portfolio
   -----------------------------------------------------
   Purchases                              $71,293,527
   Sales                                  145,751,814

   Texas Portfolio
   -----------------------------------------------------
   Purchases                              $ 3,930,670
   Sales                                    8,145,375

4  Federal Income Tax Basis of Investments
   -----------------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at July 31, 1997, as computed on a federal income tax basis, are as follows:


   Arizona Portfolio
   -----------------------------------------------------

   Aggregate Cost                        $ 100,333,893
   -----------------------------------------------------
   Gross unrealized appreciation         $  10,701,415
   Gross unrealized depreciation                    --
   -----------------------------------------------------

   Net unrealized appreciation           $  10,701,415
   -----------------------------------------------------

   Colorado Portfolio
   -----------------------------------------------------

   Aggregate Cost                        $  38,187,386
   -----------------------------------------------------
   Gross unrealized appreciation         $  3,910,265
   Gross unrealized depreciation                   --
   -----------------------------------------------------

   Net unrealized appreciation           $  3,910,265
   -----------------------------------------------------

   Connecticut Portfolio
   -----------------------------------------------------

   Aggregate Cost                        $162,032,152
   -----------------------------------------------------
   Gross unrealized appreciation         $  9,577,332
   Gross unrealized depreciation               (6,926)
   -----------------------------------------------------

   Net unrealized appreciation           $  9,570,406
   -----------------------------------------------------

   Michigan Portfolio
   -----------------------------------------------------

   Aggregate Cost                        $133,350,836
   -----------------------------------------------------
   Gross unrealized appreciation         $ 13,046,983
   Gross unrealized depreciation                   --
   -----------------------------------------------------

   Net unrealized appreciation           $ 13,046,983
   -----------------------------------------------------

   Minnesota Portfolio
   -----------------------------------------------------

   Aggregate Cost                        $ 63,057,066
   -----------------------------------------------------
   Gross unrealized appreciation         $  6,537,383
   Gross unrealized depreciation                   --
   -----------------------------------------------------

   Net unrealized appreciation           $  6,537,383
   -----------------------------------------------------

   New Jersey Portfolio
   -----------------------------------------------------

   Aggregate Cost                        $316,103,220
   -----------------------------------------------------
   Gross unrealized appreciation         $ 32,903,699
   Gross unrealized depreciation              (37,506)
   -----------------------------------------------------

   Net unrealized appreciation           $ 32,866,193
   -----------------------------------------------------

   Pennsylvania Portfolio
   -----------------------------------------------------

   Aggregate Cost                        $359,688,720
   -----------------------------------------------------
   Gross unrealized appreciation         $ 35,071,655
   Gross unrealized depreciation                   --
   -----------------------------------------------------

   Net unrealized appreciation           $ 35,071,655
   -----------------------------------------------------

   Texas Portfolio
   -----------------------------------------------------

   Aggregate Cost                        $ 20,172,048
   -----------------------------------------------------
   Gross unrealized appreciation         $  1,829,380
   Gross unrealized depreciation                   --
   -----------------------------------------------------

   Net unrealized appreciation           $  1,829,380
   -----------------------------------------------------

5 Line of Credit
  ------------------------------------------------------------------------------
   The Portfolios participate with other portfolios and funds managed by BMR and EVM and their affiliates in a committed $120 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the portfolios or funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate, Eurodollar rate or federal funds effective rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each

EV Municipals Portfolio as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   quarter. At July 31, 1997, the Colorado Portfolio, Connecticut Portfolio, Minnesota Portfolio, New Jersey Portfolio, Pennsylvania Portfolio and Texas Portfolio had balances outstanding pursuant to this line of credit of $3,000, $478,000, $131,000, $540,000, $1,962,000 and $134,000, respectively. At July
   31, 1997, the average daily loan balance was $190,722 and the average interest rate was 5.95% for the Texas Portfolio. The maximum borrowing outstanding for the Texas Portfolio at any time during the year ended July 31, 1997 was $892,000. The Portfolios (with the exception of the Texas Portfolio) did not have any significant borrowings or allocated fees during the year ended July 31, 1997.

6 Financial Instruments
  ------------------------------------------------------------------------------
   The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at July 31, 1997, is as follows:



                     Futures
                     Contracts
                     Expiration                                         Net Unrealized
     Portfolio       Date           Contracts                 Position  Depreciation
     --------------------------------------------------------------------------------
     Arizona         9/97           93 U.S. Treasury Bonds    Short     $  628,273
     --------------------------------------------------------------------------------
     Colorado        9/97           33 U.S. Treasury Bonds    Short        222,936
     --------------------------------------------------------------------------------
     Connecticut     9/97           83 U.S. Treasury Bonds    Short        560,717
     --------------------------------------------------------------------------------
     Michigan        9/97          147 U.S. Treasury Bonds    Short      1,002,965
     --------------------------------------------------------------------------------
     Minnesota       9/97           65 U.S. Treasury Bonds    Short        469,656
     --------------------------------------------------------------------------------
     New Jersey      9/97          140 U.S. Treasury Bonds    Short      1,047,590
     --------------------------------------------------------------------------------
     Pennsylvania    9/97          378 U.S. Treasury Bonds    Short      2,579,054
     --------------------------------------------------------------------------------
     Texas           9/97           12 U.S. Treasury Bonds    Short         81,068
     --------------------------------------------------------------------------------

   At July 31, 1997, the Portfolios had sufficient cash and/or securities to cover margin requirements on open futures contracts.

EV Municipals Portfolio as of July 31, 1997

INDEPENDENT AUDITORS' REPORT



To the Trustees and Investors of: Arizona Municipals Portfolio, Colorado Municipals Portfolio, Connecticut Municipals Portfolio, Michigan Municipals Portfolio, Minnesota Municipals Portfolio, New Jersey Municipals Portfolio, Pennsylvania Municipals Portfolio, and Texas Municipals Portfolio
--------------------------------------------------------------------------------
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Arizona Municipals Portfolio, Colorado Municipals Portfolio, Connecticut Municipals Portfolio, Michigan Municipals Portfolio, Minnesota Municipals Portfolio, New Jersey Municipals Portfolio, Pennsylvania Municipals Portfolio and Texas Municipals Portfolio as of July 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended July 31, 1997 and 1996 and supplementary data for the years ended July 31, 1997, 1996 and 1995, the ten months ended July 31, 1994, and for the period from the start of business, February 1, 1993 to September 30, 1993. These financial statements and supplementary data are the responsibility of the Trusts' management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial positions of Arizona Municipals Portfolio, Colorado Municipals Portfolio, Connecticut Municipals Portfolio, Michigan Municipals Portfolio, Minnesota Municipals Portfolio, New Jersey Municipals Portfolio, Pennsylvania Municipals Portfolio and Texas Municipals Portfolio at July 31, 1997, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                     DELOITTE & TOUCHE LLP
                                     Boston, Massachusetts
                                     September 5, 1997

EV Traditional Municipals Funds as of July 31, 1997

INVESTMENT MANAGEMENT


EV Traditional Municipals Funds

            Officers                                        Independent Trustees
            Thomas J. Fetter                                Donald R. Dwight
            President                                       President, Dwight Partners, Inc.
                                                            Chairman, Newspaper of New England, Inc.
            James B. Hawkes
            Vice President and Trustee                      Samuel L. Hayes, III
                                                            Jacob H. Schiff Professor of Investment
            Robert B. MacIntosh                             Banking, Harvard University Graduate School of Business Administration
            Vice President
                                                            Norton H. Reamer
            James L. O'Connor                               President and Director, United Asset
            Treasurer                                       Management Corporation

            Alan R. Dynner                                  John L. Thorndike
            Secretary                                       Formerly Director, Fiduciary Company Incorporated

                                                            Jack L. Treynor
                                                            Investment Adviser and Consultant


Municipals Portfolios

            Officers                                        Independent Trustees
            Thomas J. Fetter                                Donald R. Dwight
            President                                       President, Dwight Partners, Inc.
                                                            Chairman, Newspaper of New England, Inc.
            James B. Hawkes
            Vice President and Trustee                      Samuel L. Hayes, III
                                                            Jacob H. Schiff Professor of Investment
            Robert B. MacIntosh                             Banking, Harvard University Graduate School of Business Administration
            Vice President of Arizona,
            Colorado, Connecticut,                          Norton H. Reamer
            Michigan, Minnesota,                            President and Director, United Asset
            New Jersey, Pennsylvania and                    Management Corporation
            Texas Municipals Portfolios
            and Portfolio Manager of                        John L. Thorndike
            Minnesota and New Jersey                        Formerly Director, Fiduciary Company Incorporated
            Municipals Portfolios
                                                            Jack L. Treynor
            Cynthia J. Clemson                              Investment Adviser and Consultant
            Vice President and Portfolio
            Manager of Arizona
            Municipals Portfolio

            William H. Ahearn, Jr.
            Vice President and Portfolio
            Manager of Colorado
            Municipals Portfolio

            Nicole Anderes
            Vice President and Portfolio
            Manager of Connecticut and
            Texas Municipals Portfolios

            Timothy T. Browse
            Vice President and Portfolio
            Manager of Michigan
            and Pennsylvania
            Municipals Portfolios

            James L. O'Connor
            Treasurer

            Alan R. Dynner
            Secretary


Investment Advisor of the Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of the Funds
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110




Eaton Vance
Municipals Trust
24 Federal Street
Boston, MA 02110


--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                    T-8CSRC-8/97